EXHIBIT 10.3

EXECUTION

HMB ACCEPTANCE CORP., as Depositor

WELLS FARGO BANK, N.A.,

as Securities Administrator and Master Servicer

HOMEBANC MORTGAGE CORPORATION, as Seller and Servicer

WILMINGTON TRUST COMPANY, as Delaware Trustee

and

U.S. BANK NATIONAL ASSOCIATION, as Trustee

POOLING AND SERVICING AGREEMENT

Dated as of March 1, 2007

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

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ATTACHMENTS
Exhibit A	Forms of Certificates
Exhibit B-1	Form of Transferor Certificate
Exhibit B-2	Form of Investment Letter
Exhibit B-3	Form of Rule 144A Letter
Exhibit B-4	ERISA Affidavit
Exhibit B-5	Residual Transfer Affidavit
Exhibit B-6	Residual Transferee Affidavit
Exhibit C	Custodial Account Letter Agreement
Exhibit D	Escrow Account Letter Agreement
Exhibit E	Standard Layout For Monthly Defaulted Loan Report
Exhibit F	Relevant Servicing Criteria
Exhibit G	Back-up Certification
Exhibit H	Additional 10-D Disclosure
Exhibit I	Additional 10-K Disclosure
Exhibit J	Form 8-K Disclosure
Exhibit K	Additional Disclosure Notification
Exhibit L	Servicing Fee Schedule
Exhibit M	Form of Certificate of Trust
Exhibit N	List of Transaction Parties

Schedule A	Mortgage Loan Schedule

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This POOLING AND SERVICING AGREEMENT, dated as of March 1, 2007 (this “Agreement” or this “Pooling and Servicing Agreement”), is by and among HMB ACCEPTANCE CORP., a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”), HOMEBANC MORTGAGE CORPORATION, a Georgia corporation, as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”) and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller, and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee hereunder for inclusion in the Trust Estate. On the Closing Date, the Depositor will acquire the Certificates from the Trust, as consideration for its transfer to the Trust of the Mortgage Loans and the other property constituting the Trust Estate. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Estate. All covenants and agreements made by the Seller in the Mortgage Loan Purchase Agreement and by the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Estate are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Trustee, the Master Servicer, the Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Estate, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, an election shall be made that portions of the Trust Fund be treated for federal income tax purposes as comprising four real estate mortgage investment conduits under Section 860D of the Code (each a “REMIC” or, in the alternative, Lower-Tier REMIC I, Lower-Tier REMIC II, REMIC 2 and REMIC 3 (REMIC 3 also being referred to as the “Upper Tier REMIC”)). Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

Each Certificate, other than the Class R Certificates, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole Class of residual interest in each REMIC for purposes of the REMIC Provisions.

The Upper Tier REMIC shall hold as its assets the several uncertificated interests in REMIC 2, other than the LT2-R Interest, and each such interest is hereby designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 shall hold as its assets the several Classes of uncertificated interests in Lower-Tier REMIC I and Lower-Tier REMIC II, other than the LT-RI and LTR-II Interests, and each such interest is hereby designated as a regular interest in Lower-Tier REMIC I or Lower-Tier REMIC II, as applicable, for purposes of the REMIC Provisions. Lower-Tier REMIC I shall hold as its assets the Pool I Mortgage Loans and any related assets and Lower Tier REMIC II shall hold as assets the Pool II Mortgage Loans and related assets.

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The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date. In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Latest Possible Maturity Date.

Lower-Tier REMIC I

The following table sets forth (or describes) the designation, interest rate, and initial principal balance for each interest in Lower-Tier REMIC I, each of which, other than the LT-RI Interest, is hereby designated as a regular interest (each, a “REMIC LT-I Regular Interest).

REMIC LTI Designation	REMIC LTI Interest Rate	Initial Principal Balance	Related Loan Group
LTI-1-Senior	(1)	$155,874,201.62	Loan Group I-1
LTI-1-Sub	(1)	$115,436.38	Loan Group I-1
LT1-2-Senior	(2)	$63,373,205.63	Loan Group I-2
LTI-2-Sub	(2)	$46,931.37	Loan Group I-2
LTI-3-Senior	(3)	$25,791,154.43	Loan Group I-3
LTI-3-Sub	(3)	$19,102.57	Loan Group I-3
LT-RI	(4)	(4)	NA

(1)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC LT-I Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-1 as of the first day of the related Collection Period.
(2)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC LT-I Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-2 as of the first day of the related Collection Period.
(3)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC LT-I Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-3 as of the first day of the related Collection Period.
(4)	The Class LT-RI Interest is the sole residual interest in Lower-Tier REMIC I. It does not have an interest rate or a principal balance.

On each Distribution Date, the Paying Agent shall first pay or charge as an expense of Lower-Tier REMIC I all expenses of the Trust associated with Pool I for such Distribution Date.

On each Distribution Date, the Paying Agent shall distribute the remaining Available Funds with respect to the Mortgage Loans in Loan Group I-1, Loan Group I-2, and Loan Group I-3 in the following order or priority:

(i) First, to the LTI-1-Sub, LTI-2-Sub, and LTI-3-Sub Interests as follows:

1.	To the LTI-Sub-1 Interest until its principal balance equals one percent of the Subordinate Component for Loan Group I-1 for the immediately succeeding Distribution Date;

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2.	To the LTI-Sub-2 Interest until its principal balance equals one percent of the Subordinate Component for Loan Group I-2 for the immediately succeeding Distribution Date

3.	To the LTI-Sub-3 Interest until its principal balance equals one percent of the Subordinate Component for Loan Group I-3 for the immediately succeeding Distribution Date;

4.	To the LTI-1 Sub, LTI-2-Sub, and LTI-3-Sub Interests the amount necessary to cause the ratio of the principal balance of each such REMIC LT-I Regular Interest to each of the other REMIC LT-I Regular Interests having “Sub” in its designation to equal the ratio of the Subordinate Component for the related Loan Group for the immediately succeeding Distribution Date to the aggregate of the Subordinate Components of the other Loan Groups for the immediately succeeding Distribution Date;

(ii) Second, concurrently to the LTI-1 Senior, LTI-2 Senior, and LTI-3 Senior Interests until the principal balance of each such REMIC LT-I Regular Interest equals the excess of the Loan Group Balance for the related Loan Group on the last day of the related Collection Period after taking into account all payments received during such Collection Period over the principal balance of the LTI-1 Sub Interest, in the case of the LTI-1 Senior Interest, the LTI-2 Sub Interest, in the case of the LTI-2 Senior Interest, and the LTI-3 Sub Interest, in the case of the LTI-3 Senior Interest, after taking into account distributions made pursuant to priority (i) above on such Distribution Date;

(iii) Third, as interest at the rates described above on each of the REMIC LT-I Regular Interests

(iv) Fourth, any remaining amounts, to the LT-RI Interest.

All Realized Losses on the Pool I Mortgage Loans shall be allocated among the REMIC LT-I Regular Interests in the same manner that principal distributions are allocated.

Lower-Tier REMIC II

The following table sets forth (or describes) the designation, interest rate, and initial principal balance for each interest in Lower-Tier REMIC I, each of which, other than the LT-RII Interest, is hereby designated as a regular interest (each, a “REMIC LT-II Regular Interest).

Lower-Tier REMIC II Designation	Lower-Tier REMIC-II Interest Rate	Initial Principal Balance	Corresponding Class of Certificates
LTII-A	(1)	$21,984,000.00	Class II-A
LTII-M-1	(1)	$1,657,000.00	Class II-M-1
LTII-M-2	(1)	$1,123,000.00	Class II-M-2
LTII-B	(1)	$1,041,000.00	Class I-B
LTII-Q	(1)	$28,983,796.00	N/A
LT-RII	(2)	(2)

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(1)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC LT-II Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Pool II Mortgage Loans as of the first day of the related Collection Period.
(2)	The LT-RII is the sole residual interest in Lower-Tier REMIC II. It does not have an interest rate or a principal balance.

On each Distribution Date, the Paying Agent shall first pay or charge as an expense of Lower-Tier REMIC II all expenses of the Trust associated with Pool II for such Distribution Date.

On each Distribution Date, the Paying Agent shall distribute the Group II Interest Funds among the REMIC LT-II Regular Interests as interest at the rates described above, provided, however, that interest that accrues on the LTII-Q Interest shall be deferred on any Distribution Date in an amount equal to one-half of the increase in the Group II Overcollateralization Amount on such Distribution Date and interest so deferred shall be distributed as principal according to priority 1 below.

On each Distribution Date, the Paying Agent shall distribute the Group II Principal Distribution Amount in the following order or priority:

1.	First, to each of the LTII-A, LTII-M-1, LTII-M-2, and LTII-B Interests until the principal balance of each such REMIC LT-II Regular Interest equals one-half the Class Principal Amount of the Corresponding Class of Certificates immediately after such Distribution Date;

2.	Second, to the LT-II Q Interest any remaining amounts.

All Realized Losses on the Pool II Mortgage Loans shall be allocated among the REMIC LT-I Regular Interests in the same manner that principal distributions are allocated.

REMIC 2

The following table sets forth (or describes) the designation, interest rate, and initial principal balance for each interest in REMIC 2, each of which, other than the LT-R2 Interest, is hereby designated as a regular interest (each, a “REMIC 2 Regular Interest).

REMIC 2 Lower Tier Class Designation	REMIC 2 Lower Tier Interest Rate	Initial Principal Balance	Corresponding Class of Certificates
LTI-1A-1	(1)	$116,992,000.00	Class I-1A-1
LTI-1A-2	(1)	$27,454,000.00	Class I-1A-2
LTI-2A-1	(2)	$54,034,000.00	Class I-2A-1
LTI-2A-2	(2)	$4,693,000.00	Class I-2A-2
LTI-3A-1	(3)	$21,990,000.00	Class I-3A-1
LTI-3A-2	(3)	$1,910,000.00	Class I-3A-2
LTI-B-1	(4)	$5,517,000.00	Class I-B-1
LTI-B-2	(4)	$4,045,000.00	Class I-B-2
LTI-B-3	(4)	$3,066,000.00	Class I-B-3
LTI-B-4	(4)	$3,310,000.00	Class I-B-4
LTI-B-5	(4)	$1,227,000.00	Class I-B-5
LTI-B-6	(4)	$982,032.00	Class I-B-6
LTII-A	(5)	$43,968,000.00	Class II-A
LTII-M-1	(5)	$3,314,000.00	Class II-M-1
LTII-M-2	(5)	$2,246,000.00	Class II-M-2
LTII-B	(5)	$2,082,000.00	Class II-B
LTII-X	(6)	(6)	Class II-X
LT-R2	(7)	(7)	N/A

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(1)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC 2 Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-1 as of the first day of the related Collection Period.
(2)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC 2 Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-2 as of the first day of the related Collection Period.
(3)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC 2 Regular Interests is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-3 as of the first day of the related Collection Period.
(4)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC 2 Regular Interests is a per annum rate equal to the weighted average of the interest rates on the LTI-1-Sub, LTI-2-Sub, and LTI-3-Sub Interests for such Distribution Date, weighted based on their relative principal balances before taking into account any distributions on such Distribution Date.
(5)	The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these REMIC 2 Regular Interests is a per annum rate equal to the Group II Certificate Interest Rate on the Corresponding Class of Certificates for such Distribution Date.
(6)	The LTII-X Interest comprises two components, one of which has an initial principal balance of $3,178,796 on which no interest will accrue. The second component is a notional component having a notional balance on any Distribution Date equal to the sum of the principal balances of the REMIC LT-II Regular Interests. The LTII-X Interest shall accrue interest for each Interest Accrual Period at a per annum rate equal to the excess, if any, of (i) the weighted average of the interest rates on the REMIC LT-II Regular Interests for such Distribution Date (the weighted average of the Net Mortgage Rates on the Pool II Mortgage Loans as of the first day of the related Collection Period) over (ii) the Adjusted REMIC II WAC. Interest accrued on the LTII-X Interest for any Interest Accrual Period will be deferred to the extent of any increase in the Group II Overcollateralization Amount on the related Distribution Date. Any interest so deferred shall not itself accrue interest.
(7)	The Class LT-R2 Interest is the sole residual interest in REMIC 2. It does not have an interest rate or a principal balance.

On each Distribution Date, all amounts distributed with respect to the REMIC LT-I Regular Interests and the REMIC LT-II Regular Interests shall first be distributed on the REMIC 2 Regular Interests as interest at the interest rates described above, provided that, any interest

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accrued on the Class LTII-X Interest shall be deferred to the extent of any increase in the Group II Overcollateralization Amount on such Distribution Date. Any remaining amounts shall be distributed first as principal on each REMIC 2 Regular Interest other than the LTII-X Interest until its principal balance equals the Class Principal Amount of the Corresponding Class of Certificates immediately after such Distribution Date, and any remaining amounts shall be distributed in respect of the LTII-X Interest.

All Realized Losses on the Mortgage Loans shall be allocated among the REMIC 2 Regular Interests in the same manner that principal distributions are allocated.

REMIC 3

The following table sets forth (or describes) the Class designation, Group I Certificate Interest Rate or the Group II Certificate Interest Rate, initial Class Principal Amount or Notional Amount and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. Each Certificate, other than the Class R Certificates represents ownership of regular interests in the Upper Tier REMIC.

Class Designation	Group I Certificate Interest Rate or Group II Certificate Interest Rate	Initial Class Principal or Notional Amount ($)	Minimum Denomination
Class I-1A-1	(1)	$116,992,000.00	$100,000.00
Class I-1A-2	(1)	$27,454,000.00	$100,000.00
Class I-1X	(2)	$144,446,000.00	(3)
Class I-2A-1	(4)	$54,034,000.00	$100,000.00
Class I-2A-2	(4)	$4,693,000.00	$100,000.00
Class I-2X	(5)	$58,727,000.00	(3)
Class I-3A-1	(6)	$21,990,000.00	$100,000.00
Class I-3A-2	(6)	$1,910,000.00	$100,000.00
Class I-3X	(7)	$23,900,000.00	(3)
Class II-A	(8)	$43,968,000.00	$100,000.00
Class I-B-1	(9)	$5,517,000.00	$100,000.00
Class I-B-2	(9)	$4,045,000.00	$100,000.00
Class I-B-3	(9)	$3,066,000.00	$100,000.00
Class I-B-4	(9)	$3,310,000.00	$100,000.00
Class I-B-5	(9)	$1,227,000.00	$100,000.00
Class I-B-6	(9)	$982,032.00	$100,000.00
Class II-M-1	(10)	$3,314,000.00	$100,000.00
Class II-M-2	(11)	$2,246,000.00	$100,000.00
Class II-B	(12)	$2,082,000.00	$100,000.00
Class II-X	(13)	(13)
Class R	(14)	(14)	(14)

(1)

On or prior to the Distribution Date in February 2012, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-1A-1 and Class I-1A-2

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Certificates is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-1, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Collection Period, minus approximately 0.543%. After the Distribution Date in February 2012, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-1A-1 and Class I-1A-2 Certificates is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-1, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Collection Period.

(2)	On or prior to the Distribution Date in February 2012, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-1X Certificates is a per annum rate equal to approximately 0.543% per annum. After the Distribution Date in February 2012, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-1X Certificates shall be 0.00%.
(3)	The Class I-1X, Class I-2X and Class I-3X Certificates will be issued in minimum Percentage Interests of 10%.
(4)	On or prior to the Distribution Date in January 2014, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-2A-1 and Class I-2A-2 Certificates is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-2, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Collection Period, minus approximately 0.644%. After the Distribution Date in January 2014, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-2A-1 and Class I-2A-2 Certificates is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-2, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Collection Period.
(5)	On or prior to the Distribution Date in January 2014, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-2X Certificates is a per annum rate equal to approximately 0.644% per annum. After the Distribution Date in January 2014, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-2X Certificates shall be 0.00%.
(6)	On or prior to the Distribution Date in February 2017, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-3A-1 and Class I-3A-2 Certificates is a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-3, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Collection Period, minus approximately 0.072%. After the Distribution Date in February 2017, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of the Class I-3A-1 and Class I-3A-2 Certificates is a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans in Loan Group I-3, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first Day of the related Collection Period.
(7)	On or prior to the Distribution Date in February 2017, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-3X Certificates is a per annum rate equal to approximately 0.072% per annum. After the Distribution Date in February 2017, the Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class I-3X Certificates shall be 0.00%.
(8)

The Group II Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class II-A Certificates is a per annum rate equal to the least of (i) LIBOR + approximately 0.300%, (ii) 11.000% per annum and (iii) the Group II Net WAC Cap Rate; provided, that if

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the Pool II Mortgage Loans and related property are not purchased pursuant to Section 10.02 on the Group II Initial Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class II-A Certificates will be LIBOR plus approximately 0.600%.

(9)	The Group I Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for each the Group I Subordinate Certificates is a per annum rate equal to the weighted average of the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I-1, Loan Group I-2 and Loan Group I-3, weighted in proportion to Subordinate Component for each Loan Group.
(10)	The Group II Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class II-M-1 Certificates is a per annum rate equal to the least of (i) LIBOR + approximately 0.900%, (ii) 11.000% per annum and (iii) the Group II Net WAC Cap Rate; provided, that if the Pool II Mortgage Loans and related property are not purchased pursuant to Section 10.02 on the Group II Initial Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class II-M-1 Certificates will be LIBOR plus approximately 1.350%.
(11)	The Group II Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class II-M-2 Certificates is a per annum rate equal to the least of (i) LIBOR + approximately 2.000%, (ii) 11.000% per annum and (iii) the Group II Net WAC Cap Rate; provided, that if the Pool II Mortgage Loans and related property are not purchased pursuant to Section 10.02 on the Group II Initial Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class II-M-2 Certificates will be LIBOR plus approximately 3.000%.
(12)	The Group II Certificate Interest Rate with respect to any Distribution Date (and the related Interest Accrual Period) for the Class II-B Certificates is a per annum rate equal to the least of (i) LIBOR + approximately 2.000%, (ii) 11.000% per annum and (iii) the Group II Net WAC Cap Rate; provided, that if the Pool II Mortgage Loans and related property are not purchased pursuant to Section 10.02 on the Group II Initial Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class II-B Certificates will be LIBOR plus approximately 3.000%.
(13)	For any Distribution Date, the Class II-X Certificate shall be entitled to all amounts distributable in respect of the LTII-X Interest in REMIC 2 and shall at all time have economic entitlements identical to those described for the LTII-X Interest in footnote (6) in the table describing REMIC 2 in this Preliminary Statement.
(14)	The Class R Certificate will be issued without a Certificate Principal Amount and will not bear interest at a stated rate. The Class R Certificate represents ownership of the residual interest in the Upper Tier REMIC, as well as ownership of the LT-RI, the LT-RII, and Class LT2-R Interests. The Class R Certificate will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $300,008,828.

As of the Cut-off Date, the Pool I Mortgage Loans had an aggregate Scheduled Principal Balance of $245,220,032.

As of the Cut-off Date, the Pool II Mortgage Loans had an aggregate Scheduled Principal Balance of $54,788,796.

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In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the Delaware Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage loan servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accounts: Any or all of the Custodial Accounts, the Escrow Accounts, the Collection Account, the Certificate Account and any other accounts created or maintained by the Master Servicer, the Securities Administrator or the Servicer pursuant to this Agreement.

Additional Disclosure Notification: As defined in Section 8.04(a).

Additional Form 10-D Disclosure: As defined in Section 8.04(a).

Additional Form 10-K Disclosure: As defined in Section 8.04(b).

Additional Servicer: Each affiliate of a Servicer that Services any of the Mortgage Loans and each Person that is not an affiliate of any Servicer that Services 10% or more of the Mortgage Loans.

Adjusted REMIC II WAC: For any Distribution Date (and the related Interest Accrual Period) a per annum rate equal to the product of (i) two multiplied by (ii) the weighted average of the interest rates on the LTI-A, LTII-M-1, LTII-M-2, LTII-B, and LTII-Q Interests in Lower-Tier REMIC II weighted in proportion to their principal balances as of the first day of the related Interest Accrual Period, and computed by subjecting the interest rate on the LTII-Q Interest to a cap of 0.00% and subjecting the interest rate on each of the LTI-A, LTII-M-1, LTII-M-2, and LTII-B Interests to a cap equal to the product of (a) Group II Certificate Interest Rate for the Corresponding Class of Certificates multiplied by (b) the quotient of the actual number of days in the Interest Accrual Period Divided by 30.

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Adjustment Date: With respect to any Mortgage Loan, the date on which an adjustment is made to the Monthly Payment to correspond to an adjustment in the related Mortgage Note.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Estate.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Pool Balance: With respect to Pool I, as of any date of determination, an amount equal to the aggregate of the Loan Group Balances of the Mortgage Loans in Loan Group I-1, Loan Group I-2 and Loan Group I-3 on such date, and with respect to Pool II, as of any date of determination, an amount equal to the Pool Balance of Pool II on such date.

Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

Ancillary Income: All income derived from the Mortgage Loans, excluding Servicing Fees attributable to the Mortgage Loans and other amounts treated as payment proceeds of the Mortgage Loans, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

Appraised Value: With respect to any Mortgaged Property, the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the requirements of the Servicer and Fannie Mae, or as determined by use of an automated valuation model.

Assignment of Mortgage: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Trust.

Back-up Certification: As defined in Section 8.03.

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Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code, or any other similar state laws.

Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

Bankruptcy Loss: Any loss resulting from a bankruptcy court, in connection with a personal bankruptcy of a borrower, (1) establishing the value of a Mortgaged Property at an amount less than the Outstanding Principal Balance of the Mortgage Loan secured by such Mortgaged Property or (2) reducing the amount of the Monthly Payment on the related Mortgage Loan, in each case, as reported by the Servicer to the Master Servicer.

Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 6.02; provided, that after the occurrence of a condition whereupon Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.” In no event shall the Residual Certificates be designated as Book-Entry Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Delaware, Georgia, Maryland, Massachusetts, Minnesota or Texas are authorized or obligated by law or executive order to be closed.

Certificate: Any one of the certificates signed and countersigned by the Securities Administrator in substantially the forms attached hereto as Exhibit A.

Certificate Account: The account maintained by the Securities Administrator in accordance with the provisions of Section 6.07.

Certificate Group: The Group I-1 Senior Certificates, the Group I-2 Senior Certificates, the Group 1-3 Senior Certificates and the Group II Senior Certificates, as applicable.

Certificate of Trust: The certificate of trust filed with the Delaware Secretary of State in respect of the Trust pursuant to Section 3810 of the DSTS.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

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Certificate Principal Amount: With respect to any Group II Senior Certificate or Group II Subordinate Certificate as of any Distribution Date, the initial Certificate Principal Amount thereof on the Closing Date, less the amount of all principal distributions previously distributed with respect to such Certificate and any Group I Applied Loss Amount previously allocated to such Certificate; provided, however, that on each Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate whose Certificate Principal Amount has previously been reduced by application of Group I Applied Loss Amounts will be increased, in order of seniority, by an amount (to be applied pro rata to all Certificates of such class) equal to the lesser of (1) any Group II Deferred Amount for each such class immediately prior to such Distribution Date and (2) the total amount of any Subsequent Recovery distributed on such Distribution Date to Certificateholders, after application (for this purpose) to any more senior classes of Certificates. The Class II-X and Class II-R Certificates will be issued without Certificate Principal Amounts. With respect to any Group I Certificate as of any Distribution Date, the initial Certificate Principal Amount thereof on the Closing Date, as reduced by (1) all amounts allocable to principal previously distributed with respect to such Certificate, (2) the principal portion of all Realized Losses previously allocated to such Certificate (taking into account the applicable Group I Loss Allocation Limitation), and (3) solely in the case of a Group I Subordinate Certificate, such Certificate’s pro rata share, if any, of the Group I Subordinate Certificate Writedown Amount for previous Distribution Dates; provided that, the Certificate Principal Amount of any class of Group I Subordinate Certificates with the highest payment priority to which Realized Losses have been allocated shall be increased by the amount of any Subsequent Recoveries on the Pool I Mortgage Loans not previously allocated, but not by more than the amount of Realized Losses previously allocated to reduce the Certificate Principal Amount of that Certificate. The Class I-1X, Class I-2X, Class I-3X and Class R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 6.02.

Certificateholder: The meaning provided in the definition of “Holder.”

Certification Parties: As defined in Section 8.03.

Certifying Person: As defined in Section 8.03.

Civil Relief Act: The Servicemembers Civil Relief Act, as such may be amended from time to time, and any similar state or local laws.

Class: All Certificates and, in the case of REMIC 1 and REMIC 2, all Lower Tier Interests, bearing the same class designation.

Class II-A Principal Distribution Amount: With respect to any applicable Distribution Date on or after the Group II Stepdown Date, as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal Amount of the Group II Senior Certificates immediately prior to such Distribution Date over (y) the Class II-A Target Amount.

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Class II-A Target Amount: The lesser of (a) the product of (i) approximately 57.90% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans in Pool II as of the last day of the related Collection Period, and (b) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period minus the Group II Overcollateralization Floor.

Class II-B Principal Distribution Amount: With respect to any applicable Distribution Date on or after the Group II Stepdown Date, as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the lesser of (x) the remaining Group II Principal Distribution Amount for that Distribution Date after payment of the Class II-A Principal Distribution Amount, the Class II-M-1 Principal Distribution Amount and the Class II-M-2 Principal Distribution Amount, and (y) the excess, if any, of (A) the sum of (1) the aggregate Class Principal Amount of the Group II Senior Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount for such Distribution Date), (2) the Class Principal Amount of the Class II-M-1 Certificates (after taking into account the payment of the Class II-M-1 Principal Distribution Amount for such Distribution Date), (3) the Class Principal Amount of the Class II-M-2 Certificates (after taking into account the payment of the Class II-M-2 Principal Distribution Amount for such Distribution Date) and (4) the Class Principal Amount of the Class II-B Certificates immediately prior to such Distribution Date, over (B) the Class II-B Target Amount.

Class II-B Target Amount: The lesser of (a) the product of (i) approximately 85.80% and (ii) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period, and (b) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period minus the Group II Overcollateralization Floor.

Class II-M-1 Principal Distribution Amount: With respect to any applicable Distribution Date on or after the Group II Stepdown Date, as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the lesser of (x) the remaining Group II Principal Distribution Amount for that Distribution Date after payment of the Class II-A Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Class Principal Amount of the Group II Senior Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount for such Distribution Date) and (2) the Class Principal Amount of the Class II-M-1 Certificates immediately prior to such Distribution Date, over (B) the Class II-M-1 Target Amount.

Class II-M-1 Target Amount: The lesser of (a) the product of (i) approximately 70.00% and (ii) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period, and (b) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period minus the Group II Overcollateralization Floor.

Class II-M-2 Principal Distribution Amount: With respect to any applicable Distribution Date on or after the Group II Stepdown Date, as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the lesser of (x) the

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remaining Group II Principal Distribution Amount for that Distribution Date after payment of the Class II-A Principal Distribution Amount and the Class II-M-1 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Class Principal Amount of the Group II Senior Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount for such Distribution Date), (2) the Class Principal Amount of the Class II-M-1 Certificates (after taking into account the payment of the Class II-M-1 Principal Distribution Amount for such Distribution Date) and (3) the Class Principal Amount of the Class II-M-2 Certificates immediately prior to such Distribution Date, over (B) the Class II-M-2 Target Amount.

Class II-M-2 Target Amount: The lesser of (a) the product of (i) approximately 78.20% and (ii) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period, and (b) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period minus the Group II Overcollateralization Floor.

Class II-X Distributable Amount: With respect to any Distribution Date, the amount of interest that has accrued on the Class II-X Notional Amount, as described in the Preliminary Statement, but that has not been distributed prior to such date. In addition, such amount shall include the initial Group II Overcollateralization Amount of $3,178,796 to the extent such amount has not been distributed on an earlier Distribution Date as part of the Group II Overcollateralization Release Amount.

Class Principal Amount: With respect to each class of Certificates, the aggregate Certificate Principal Amount of all certificates of that class.

Class Principal Amount: With respect to each Class of Certificates (other than the Class I-1X, Class I-2X, Class I-3X and Class R Certificates), the aggregate Certificate Principal Amount of all Certificates of that Class. With respect to the Class I-1X, Class I-2X, Class I-3X and Class R Certificates, zero. With respect to any Lower Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the issuing REMIC, as reduced by principal distributed with respect to such Lower Tier Interest and Realized Losses allocated to such Lower Tier Interest.

Class R Certificate: Each Class R Certificate executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A and evidencing the ownership of the Class LT1-R Interest, the Class LT2-R Interest and the residual interest in the Upper Tier REMIC.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Closing Date: March 30, 2007.

Code: The Internal Revenue Code of 1986, as amended.

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Collection Account: A separate account maintained by the Master Servicer established in the name of the Trustee and for the benefit of the Certificateholders pursuant to Section 5.06.

Collection Period: With respect to any Distribution Date, the one-month period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Commission: The United States Securities and Exchange Commission.

Compensating Interest Payment: With respect to any Distribution Date, payments made by the Servicer or the Master Servicer in an amount equal to the lesser of (x) the aggregate Prepayment Interest Shortfall Amount with respect to such Distribution Date and (y) the aggregate Servicing Fee payable to the Servicer or the aggregate master servicing compensation payable to the Master Servicer, as applicable, in respect of such Distribution Date.

Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related mortgage loan documents.

Control: The meaning specified in Section 8-106 of the Delaware UCC.

Corporate Trust Office: With respect to (i) the Securities Administrator and the Certificate Registrar, the principal corporate trust office of the Securities Administrator which, for purposes of presentment of Certificates for transfer and exchange and final payment, is located at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and for all other purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, at 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Client Manager (HomeBanc 2007-1); and (iii) the Trustee, the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Office Trust Services/HomeBanc 2007-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, or the principal corporate trust office of any successor Trustee at the address designated by such successor Trustee by notice to the Certificateholders.

Corresponding Class: The Class of Certificates that corresponds to a class of interests in REMIC 2 as provided in the Preliminary Statement.

Custodial Account: The separate custodial account (other than an Escrow Account) established and maintained by the Servicer pursuant to Section 4.02(d) of this Agreement.

Custodial Agreement: The custodial agreement dated as of March 1, 2007, relating to the custody of certain of the Mortgage Loans, among the Custodian, the Master Servicer, the Depositor and the Trustee.

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Custodian: The custodian appointed pursuant to the Custodial Agreement, and any successor thereto. The initial Custodian is U.S. Bank National Association.

Custodian Fee: The certification, safekeeping and release fee payable by the Master Servicer on behalf of the Trust to the Custodian from income on funds held in the Collection Account as provided in Section 5.07 and pursuant to the terms of the separate fee letter agreement for HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.

Cut-off Date: March 1, 2007.

Cut-off Date Balance: The Pool I Cut-off Date Balance and the Pool II Cut-off Date Balance, as applicable.

Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the unpaid principal balance of the Mortgage Loan secured by such Mortgaged Property.

Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

Delaware Trustee: Wilmington Trust Company, not in its individual capacity but solely as trustee, and its successors and assigns.

Delaware Trustee Fee: The annual ongoing fee payable by the Master Servicer on behalf of the Trust to the Delaware Trustee from income on funds held in the Collection Account.

Delaware UCC: The Uniform Commercial Code as in effect in the State of Delaware.

Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Estate pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

Delinquent: For reporting purposes, in accordance with the MBA method, a Mortgage Loan is “delinquent” when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is “30 days Delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for “60 days Delinquent” and the second immediately succeeding month and “90 days Delinquent” and the third immediately succeeding month.

Depositor: HMB Acceptance Corp., a Delaware corporation.

Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

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Depository Agreement: The agreement dated March 30, 2007, between the Trust and The Depository Trust Company, as the initial Clearing Agency, relating to the Book-Entry Certificates.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: With respect to each Distribution Date, the 15th day of the related calendar month, or, if such day is not a Business Day, the immediately preceding Business Day.

Disqualified Non-U.S. Person: With respect to a Class R Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective IRS Form W-8ECI or (ii) a Non-U.S. Person that has delivered to both the transferor and the Securities Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificate will not be disregarded for federal income tax purposes.

Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 2007.

Due Date: With respect to each Mortgage Loan, the date in each month on which the related Monthly Payment is due, exclusive of any days of grace, if such due date is the first day of a month; otherwise, the first day of the following month or such other date as is specified in this Agreement.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that complies with the definition of Eligible Institution or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Securities Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Rating Agencies. Eligible Accounts may bear interest.

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Eligible Institution: Any of the following:

(i) An institution whose:

(A) commercial paper, short-term debt obligations, or other short-term deposits are rated at least “A-1+” and “P-1” or long-term unsecured debt obligations are rated at least “AA-” or “Aa3” by S&P and Moody’s, respectively (or assigned comparable ratings by the other Rating Agencies), if the amounts on deposit are to be held in the account for no more than 365 days; or

(B) commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” and “P-1” by S&P and Moody’s, respectively (or assigned comparable ratings by the other Rating Agencies), if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of the required rating set forth in this clause (ii), the accounts shall be transferred immediately to accounts which have the required rating. Furthermore, commingling by the Servicer is acceptable at the A-2 and P-1 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Account upon a downgrade; or

(ii) the corporate trust department of a federal depositor institution or state-chartered depositor institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Eligible Investments: Any one or more of the following obligations or securities:

(i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or the Securities Administrator or any agent of the Trustee or the Securities Administrator, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

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(iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category, provided that both parties to the transaction treat it as a secured borrowing under FAS 140.

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Pool Balance and the aggregate principal amount of all Eligible Investments in the Collection Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi) a Qualified GIC;

(vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Trustee, the Master Servicer, the Securities Administrator, or any Affiliate thereof), provided that the security or investment is with the limitations of paragraph 35.c(6) of FAS 140 and (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating assigned by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust fund, including any fund for which Wells Fargo Bank, N.A. (the “Bank”) in its capacity other than as the Master Servicer, the Securities Administrator or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank, the Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank, the Trustee, the Securities Administrator, the Master Servicer or any affiliate thereof

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charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time. The Bank or an affiliate thereof is specifically authorized to charge and collect from the Trust Estate such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

Entitlement Holder: The meaning specified in Section 8-102(a)(7) of the Delaware UCC.

Entitlement Order: The meaning specified in Section 8-102(a)(8) of the Delaware UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificates: Each of the Class I-1X, I-2A-2, Class I-2X, Class I-3A-2, Class I-3X, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-M-1, Class II-M-2, Class II-B, Class II-X and Class R Certificates and any Certificate that is not rated at least either “BBB-” or “Ba3” at the time of its acquisition.

Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 4.02.

Escrow Account: The separate escrow account (other than a Custodial Account) established and maintained by the Servicer pursuant to Section 4.02(f) of this Agreement.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default: Any Master Servicer Event of Default or Servicer Event of Default.

Exchange Act: The Securities Exchange Act of 1934, as amended.

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Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Fannie Mae Guide(s): The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FAS 140: Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA loans, including the related handbooks, circulars, notices and mortgagee letters.

Final Scheduled Distribution Date: With respect to each Class of the Group I Certificates, the Distribution Date occurring in April, 2047. With respect to each Class of the Group II Certificates, the Distribution Date occurring in May, 2037.

Financial Asset: The meaning specified in Section 8-102(a) of the Delaware UCC.

FHA: United States Federal Housing Administration.

Final Certification: As defined in Section 2.02(c).

Fitch: Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information: As defined in Section 8.04(c).

Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Ginnie Mae: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

Gross Margin: With respect to a Mortgage Loan, a fixed percentage amount specified in the related mortgage note that is added to an index to determine the related Mortgage Rate.

Group I Accrued Interest: With respect to the Group I Certificates of any Class on any Distribution Date, is equal to the amount of interest accrued during the related Interest Accrual Period at the applicable Group I Certificate Interest Rate on the Class Principal Amount, or in the case of the Interest Only Certificates, the Notional Amount, of such Group I Certificate immediately prior to such Distribution Date, less (1) in the case of a Group I Senior Certificate, such Certificate’s share of (a) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group, to the extent not covered by Compensating Interest Payments paid by the Servicer or the Master Servicer, (b) interest shortfalls on the Mortgage Loans in the related Loan

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Group resulting from the application of the Relief Act or similar state law and (c) after the Group I Cross-Over Date, the interest portion of any Realized Losses on the Mortgage Loans in the related Loan Group and (2) in the case of a Group I Subordinate Certificate, such Certificate’s share of (a) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group, to the extent not covered by Compensating Interest Payments paid by the Servicer or the Master Servicer, (b) interest shortfalls on the Mortgage Loans in the related Loan Group resulting from the application of the Relief Act or similar state law and (c) the interest portion of any Realized Losses on the Mortgage Loans in the related Loan Group. Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the Group I Certificates in proportion to the amount of Group I Accrued Interest that would have been allocated thereto in the absence of such shortfalls. Group I Accrued Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Group I Accrued Interest will be payable with respect to any class of Group I Certificates or Interest Only Certificates after the Distribution Date on which the outstanding Class Principal Amount or Notional Amount of such Group I Certificate or Interest Only Certificate, as applicable, has been reduced to zero.

Group I Allocable Share: With respect to any Class of Group I Subordinate Certificates on any Distribution Date will generally equal such Class’s pro rata share (based on the Class Principal Amount of each Class entitled thereto) of the sum of each of the components of the definition of Group I Subordinate Optimal Principal Amount; provided, that except as described in the succeeding sentence, no Class of Group I Subordinate Certificates (other than the Class of Group I Subordinate Certificates outstanding with the lowest numerical designation) shall be entitled on any Distribution Date to receive distributions pursuant to clauses (2), (3) and (5) of the definition of Group I Subordinate Optimal Principal Amount unless the Group I Class Prepayment Distribution Trigger for the related Class is satisfied for such Distribution Date. If on any Distribution Date the Class Principal Amount of any Class of Group I Subordinate Certificates for which the related Group I Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class pursuant to clauses (2), (3) and (5) of the definition of Group I Subordinate Optimal Principal Amount, to the extent of such Class’s remaining Group I Allocable Share, shall be distributed to the remaining Classes of Group I Subordinate Certificates in reduction of their respective Class Principal Amounts, sequentially, in the order of their numerical class designations.

Group I Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Group I Certificates after giving effect to all distributions on such Distribution Date, but before giving effect to any application of the Group I Applied Loss Amount with respect to such date, exceeds (y) the Aggregate Pool Balance for Loan Group I for such Distribution Date.

Group I Available Funds: For any Distribution Date and each of Loan Group I-1, Loan Group I-2 and Loan Group I-3, an amount which generally includes, (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds, Subsequent Recoveries and the proceeds of any purchase of Pool I Mortgage Loans by the Seller or the Servicer) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, in each case, from the

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Pooling and Servicing Agreement

Mortgage Loans in the related Loan Group, (2) any Monthly Advances made by a Servicer or Master Servicer and Compensating Interest Payments made by the Servicer or the Master Servicer for such Distribution Date in respect of the mortgage loans in the related Loan Group and (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments, net fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Trustee, the Delaware Trustee, the Securities Administrator and the Custodian as provided in the Pooling and Servicing Agreement and investment earnings on amounts on deposit in the Certificate Account to the extent allocable to such Loan Group. Additionally, the Depositor shall deposit $100 into the Certificate Account which shall be paid to the holders of the Class R Certificates on the first Distribution Date.

Group I Certificate Interest Rate: With respect to each Class of Group I Certificates and any Distribution Date, the applicable per annum rate set forth or described under the heading “REMIC 3” in the Preliminary Statement hereto.

Group I Certificates: The Group I Senior Certificates and the Group I Subordinate Certificates.

Group I Cross-Over Date: The distribution date on which the Class Principal Amounts of the Group I Subordinate Certificates are reduced to zero.

Group I Initial Purchase Date: The first Distribution Date following the month in which the Pool Balance for Pool I is less than 10% of the Pool I Cut-off Date Balance.

Group I Interest Shortfalls: With respect to any Distribution Date and each Pool I Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

(1) Partial principal prepayments received during the relevant Prepayment Period: The difference between (i) one month’s interest at the applicable Net Mortgage Rate on the amount of such prepayment and (ii) the amount of interest of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

(2) Principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month’s interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment; and

(3) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days’ interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days’ interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

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Group I Loss Allocation Limitation: As defined in Section 6.09(d).

Group I Net Interest Shortfall: With respect to any Distribution Date, the Group I Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

Group I Original Subordinate Principal Balance: The aggregate Class Principal Amount of the Group I Subordinate Certificates as of the Closing Date.

Group I Senior Certificates: The Group I-1 Senior Certificates, the Group I-2 Senior Certificates and the Group I-3 Senior Certificates.

Group I Senior Optimal Principal Amount: With respect to each of the Group I -1, Group I-2 and Group I-3 Senior Certificates, other than the Interest Only Certificates, and each Distribution Date, will be an amount equal to the sum of the following (but in no event greater than the aggregate Class Principal Amounts of each of the Group I-1, Group I-2 and Group I-3 Senior Certificates as applicable, immediately prior to such Distribution Date):

(A) the applicable Group I Senior Percentage of the principal portion of all Monthly Payments due on the Mortgage Loans in the related Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

(B) the applicable Group I Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a prepayment in full received by the Servicer during the applicable Prepayment Period;

(C) the applicable Group I Senior Prepayment Percentage of all partial prepayments allocated to principal received during the applicable Prepayment Period;

(D) the lesser of (a) the applicable Group I Senior Prepayment Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Collection Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and (b) the applicable Group I Senior Percentage of the sum of (i) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which

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became a Liquidated Mortgage Loan during the related Prepayment Period (other than the mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received during the related Collection Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise; and

(E) the applicable Group I Senior Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was repurchased by the Sponsor in connection with such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that has been replaced by the Sponsor with a Qualified Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement in connection with such Distribution Date over the Scheduled Principal Balance of each such Qualified Substitute Mortgage Loan.

Group I Senior Percentage: With respect to each Loan Group, the lesser of (a) 100% and (b) the percentage (carried to six places rounded up) obtained by dividing the aggregate Class Principal Amount of the Group I Senior Certificates related to such Loan Group, other than the Interest Only Certificates, immediately prior to such Distribution Date, by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Collection Period. The initial Group I Senior Percentage for each Loan Group will be equal to approximately 92.60%.

Group I Senior Prepayment Percentage: The Group I Senior Prepayment Percentage for the Group I-1, Group I-2 and Group I-3 Senior Certificates, other than the Interest Only Certificates, on any Distribution Date occurring during the periods set forth below will be as follows:

Period (dates inclusive)	Group I Senior Prepayment Percentage
April 25, 2007 – March 25, 2014	100%
April 25, 2014 – March 25, 2015	Group I Senior Percentage for the related Group I Senior Certificates plus 70% of the related Group I Subordinate Percentage.
April 25, 2015 – March 25, 2016	Group I Senior Percentage for the related Group I Senior Certificates plus 60% of the related Group I Subordinate Percentage.
April 25, 2016 – March 25, 2017	Group I Senior Percentage for the related Group I Senior Certificates plus 40% of the related Group I Subordinate Percentage.
April 25, 2017 – March 25, 2018	Group I Senior Percentage for the related Group I Senior Certificates plus 20% of the related Group I Subordinate Percentage.
April 25, 2018 and thereafter	Group I Senior Percentage for the related Group I Senior Certificates.

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Any scheduled reduction to the Group I-1, Group I-2 and Group I-3 Senior Prepayment Percentage for the Group I Senior Certificates shall not be made as of any Distribution Date unless, as of the last day of the month preceding such Distribution Date (1) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust) averaged over the last six months, as a percentage of the aggregate Class Principal Amount of the Group I Subordinate Certificates does not exceed 50% and (2) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the aggregate Class Principal Amount of the Group I Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2014 and March 2015, (b) 35% of the Group I Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2015 and March 2016, (c) 40% of the Group I Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2016 and March 2017, (d) 45% of the Group I Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2017 and March 2018, and (e) 50% of the Group I Original Subordinate Principal Balance if such Distribution Date occurs during or after April 2018.

In addition, if on any Distribution Date the current weighted average of the Group I Subordinate Percentages is equal to or greater than two times the initial weighted average of the Group I Subordinate Percentages, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Class Principal Amount of the Group I Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date occurring in March 2010, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 20% of the Group I Original Subordinate Principal Balance and (ii) after the Distribution Date occurring in March 2010, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 30% of the Group I Original Subordinate Principal Balance, then, in each case, the Group I Senior Prepayment Percentages for the Group I-1, Group I-2 and Group I-3 Senior Certificates for such Distribution Date will equal the Group I Senior Percentage for the Group I-1, Group I-2 and Group I-3 Senior Certificates, respectively; provided, however, if on such Distribution Date the current weighted average of the Group I Subordinate Percentages is equal to or greater than two times the initial weighted average of the Group; I Subordinate Percentages on or prior to the Distribution Date occurring in March 2010 and the above delinquency and loss tests are met, then the Group I Senior Prepayment Percentages for the Group I-1, Group I-2 and Group I-3 Senior Certificates for such Distribution Date will equal the Group I Senior Percentage for the Group I-1, Group I-2 and Group I-3 Senior Certificates, respectively, plus 50% of the related Group I Subordinate Percentage on such Distribution Date.

Notwithstanding the foregoing, if, on any Distribution Date, the percentage, the numerator of which is the aggregate Class Principal Amount of the Group I Senior Certificates immediately preceding such Distribution Date, and the denominator of which is the Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Collection Period, exceeds such percentage as of the Cut-off Date, then the Group I Senior Prepayment Percentage with respect to the Group I Senior Certificates for such Distribution Date will equal 100%.

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Pooling and Servicing Agreement

Group I Subordinate Certificate Writedown Amount: With respect to the Group I Subordinate Certificates, the amount by which (x) the sum of the Class Principal Amounts of the Group I Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Class Principal Amounts of the Group I Certificates on such Distribution Date) exceeds (y) the Scheduled Principal Balances of the Pool I Mortgage Loans on the Due Date related to such Distribution Date.

Group I Subordinate Certificates: The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

Group I Subordinate Optimal Principal Amount: With respect to the Group I Subordinate Certificates and each Distribution Date will be an amount equal to the sum of the following from each Loan Group (but in no event greater than the aggregate Class Principal Amounts of the Group I Subordinate Certificates immediately prior to such Distribution Date):

(1) the applicable Group I Subordinate Percentage of the principal portion of all Monthly Payments due on each Mortgage Loan in the related Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

(2) the applicable Group I Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a prepayment in full received by the Servicer during the applicable Prepayment Period;

(3) the applicable Group I Subordinate Prepayment Percentage of all partial prepayments of principal received during the applicable Prepayment Period for each Mortgage Loan in the related Loan Group;

(4) the excess, if any, of (a) the Net Liquidation Proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Loan Group and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Prepayment Period over (b) the sum of the amounts distributable to the holders of the related Group I Senior Certificates pursuant to clause (4) of the definition of “Group I Senior Optimal Principal Amount” on such distribution date;

(5) the applicable Group I Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was repurchased by the Sponsor in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that has been replaced by the Sponsor with a substitute

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mortgage loan pursuant to the Mortgage Loan Purchase Agreement in connection with such Distribution Date and the Scheduled Principal Balance of each such substitute mortgage loan; and

(6) on the Distribution Date on which the Class Principal Amounts of the related Group I Senior Certificates have all been reduced to zero, 100% of any applicable Group I Senior Optimal Principal Amount.

Group I Subordinate Percentage: As of any Distribution Date and with respect to any Loan Group, 100% minus the related Group I Senior Percentage for the Group I Senior Certificates related to such Loan Group. The initial Group I Subordinate Percentage for each Loan Group will be equal to approximately 7.40%.

Group I Subordinate Prepayment Percentage: As of any Distribution Date and with respect to any Loan Group, 100% minus the related Group I Senior Prepayment Percentage for such Loan Group, except that on any Distribution Date after the Class Principal Amount of each Class of Group I Senior Certificates of the related Group I Certificate Group have each been reduced to zero, if (A) the weighted average of the Group I Subordinate Percentages on such Distribution Date equals or exceeds two times the initial weighted average of the Group I Subordinate Percentages and (B) the aggregate Scheduled Principal Balance of the Pool I Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and Pool I Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Class Principal Amount of the Group I Subordinate Certificates does not exceed 50%, the Group I Subordinate Prepayment Percentage for the Group I Subordinate Certificates with respect to such Loan Group will equal 100%. If the above test is not satisfied on any Distribution Date after the Class Principal Amount of each Class of Group I Senior Certificates of the related Group I Certificate Group have each been reduced to zero and any Group I Senior Certificates are still outstanding, then the Group I Subordinate Prepayment Percentage with respect to such Loan Group shall equal zero for such Distribution Date.

Group I-1 Senior Certificates: The Class I-1A-1 and Class I-1A-2 Certificates.

Group I-2 Senior Certificates: The Class I-2A-1 and Class I-2A-2 Certificates.

Group I-3 Senior Certificates: The Class I-3A-1 and Class I-3A-2 Certificates.

Group II Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Group II Certificates after giving effect to all distributions on such Distribution Date, but before giving effect to any application of the Group II Applied Loss Amount with respect to such date, exceeds (y) the Aggregate Pool Balance for Loan Group II for such Distribution Date.

Group II Basis Risk Carryover Amounts: For any Distribution Date, the sum of (i) if the Group II Certificate Interest Rate for a Class of Group II Certificates is calculated based on the Group II Net WAC Cap Rate, the excess, if any, of (a) the amount of Accrued Interest calculated using the lesser of (x) One-month LIBOR plus the related margin and (y) 11.000% over (b) the

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amount of Accrued Interest calculated using a Group II Certificate Interest Rate equal to the related Group II Net WAC Cap Rate for such Distribution Date and (ii) the Group II Basis Risk Carryforward Amount for all previous Distribution Dates not previously paid plus interest thereon at the related Group II Certificate Interest Rate.

Group II Carryforward Interest: With respect to any Distribution Date and each class of Group II Senior or Group II Subordinate Certificates, the sum of (i) the amount, if any, by which (x) the sum of (A) Group II Current Interest for such class for the immediately preceding Distribution Date and (B) any unpaid Group II Carryforward Interest for such class from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Interest Accrual Period at the applicable Group II Certificate Interest Rate.

Group II Certificate Interest Rate: With respect to each Class of Group II Certificates and any Distribution Date, the applicable per annum rate set forth or described under the heading “REMIC 3” in the Preliminary Statement hereto.

Group II Certificates: The Group II Senior Certificates and the Group II Subordinate Certificates.

Group II Cumulative Loss Trigger Event: A Group II Cumulative Loss Trigger Event shall have occurred with respect to any Distribution Date beginning in April 2009 if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Realized Losses incurred on the Pool II Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance, exceeds the applicable percentage described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
April 2009 through March 2010	2.25%
April 2010 through March 2011	2.75%
April 2011 through March 2012	3.75%
April 2012 through March 2013	4.25%
April 2013 and thereafter	4.50%

Group II Current Interest: With respect to each Class of Group II Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Group II Certificate Interest Rate during the related Interest Accrual Period on the Class Principal Amount of such Class immediately prior to such Distribution Date.

Group II Deferred Amount: With respect to any Distribution Date and each Class of the Group II Certificates, the amount by which (x) the aggregate of Group II Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof pursuant to Section 6.09 hereof exceeds (y) the sum of (1) the aggregate of amounts previously reimbursed in respect thereof and (2) the amount by which the Class Principal Amount of such Certificate has been increased due to any Subsequent Recovery.

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Pooling and Servicing Agreement

Group II Delinquency Event: A Group II Delinquency Event shall have occurred with respect to any Distribution Date if the Group II Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month equals or exceeds 19.00% of the Group II Senior Enhancement Percentage for the prior Distribution Date.

Group II Delinquency Rate: With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Pool II Mortgage Loans 60 days Delinquent or more (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month and as reported by the Servicer to the Master Servicer, and the denominator of which is the Pool Balance of Pool II as of the close of business on the last day of such month.

Group II Extra Principal Distribution Amount: For any Distribution Date, is the lesser of (x) the Group II Monthly Excess Cashflow for such Distribution Date and (y) the Group II Overcollateralization Deficiency for such Distribution Date.

Group II Initial Purchase Date: The first Distribution Date following the month in which the Pool Balance for Pool II is less than 10% of the Pool II Cut-off Date Balance.

Group II Interest Funds: With respect to any Distribution Date and Pool II, the sum of (1) all interest received or advanced by the Servicer or the Master Servicer for the related Collection Period and available in the Certificate Account on that Distribution Date with respect to the Pool II Mortgage Loans, (2) all Compensating Interest Payments paid with respect to the Pool II Mortgage Loans that were prepaid during the related Prepayment Period, (3) the portion of any purchase price or other amount paid with respect to the Pool II Mortgage Loans allocable to interest; net of any fees or other amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Trustee, the Custodian and the Delaware Trustee as provided in the Agreements to the extent allocable to Pool II and (4) with respect to the Distribution Date in April 2007, the Initial Group II Interest Deposit.

Group II Monthly Excess Cashflow: With respect to any Distribution Date, the sum of (1) the Group II Overcollateralization Release Amount, (2) Group II Monthly Excess Interest and (3) the Group II Monthly Excess Principal.

Group II Monthly Excess Interest: With respect to any Distribution Date, the amount of Group II Interest Funds remaining after application pursuant to clauses (1) and (2) of Section 6.08(g).

Group II Monthly Excess Principal: With respect to any Distribution Date, the Group II Principal Distribution Amount remaining after application pursuant to any of clauses (1) and (2) under Section 6.08(h)(i) and Clauses (1) through (4) under Section 6.08(h)(ii).

Group II Net WAC Cap Rate: With respect to any Distribution Date and the Group II Certificates, a per annum rate equal to the product of (1) the quotient of (a) 30 divided by (b) the actual number of days in the Interest Accrual Period, multiplied by (2) the weighted average of the Net Mortgage Rates of the Pool II Mortgage Loans as of the first day of the related Collection Period, weighted on the basis of their stated principal balances as of such first day of the related Collection Period.

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Pooling and Servicing Agreement

Group II Overcollateralization Amount: For any Distribution Date, the amount, if any, by which (1) the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans exceeds (2) the aggregate Class Principal Amount of the Group II Senior and Group II Subordinate Certificates as of such Distribution Date after giving effect to the reduction on such Distribution Date of the Class Principal Amounts of the Group II Senior and Group II Subordinate Certificates resulting from the distribution of Group II Principal Funds for Pool II on such Distribution Date.

Group II Overcollateralization Deficiency: With respect to any Distribution Date, the amount, if any, by which (1) the Group II Overcollateralization Target Amount for such Distribution Date exceeds (2) the Group II Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Class Principal Amounts of the Group II Senior Certificates and Group II Subordinate Certificates resulting from the distribution of Group II Principal Funds for Pool II on such Distribution Date.

Group II Overcollateralization Floor: Approximately 0.50% of the Pool II Cut-off Date Balance.

Group II Overcollateralization Release Amount: With respect to any Distribution Date and Pool II, the lesser of (x) the Group II Principal Funds for such Distribution Date and (y) the excess, if any, of (1) the Group II Overcollateralization Amount for such Distribution Date (assuming that 100% of such Group II Principal Funds is applied as a principal distribution on such Distribution Date) over (2) the Group II Overcollateralization Target Amount for such Distribution Date (with the amount determined pursuant to this clause (y) deemed to be $0 if the Group II Overcollateralization Amount is less than or equal to the Group II Overcollateralization Target Amount on that Distribution Date).

Group II Overcollateralization Target Amount: With respect to any Distribution Date and Pool II, (a) prior to the Group II Stepdown Date, approximately 7.10% of the aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the Cut-off Date, (b) on or after the Group II Stepdown Date and if a Group II Trigger Event is not in effect, the greater of (i) approximately 14.20% of the then current aggregate Scheduled Principal Balance of the Pool II Mortgage Loans as of the last day of the related Collection Period and (ii) the Group II Overcollateralization Floor and (c) on or after the Group II Stepdown Date and if a Group II Trigger Event is in effect, the Group II Overcollateralization Target Amount for the immediately preceding Distribution Date.

Group II Principal Distribution Amount: With respect to any Distribution Date and Pool II, the Group II Principal Funds for Pool II for such Distribution Date minus (b) the portion of the Overcollateralization Release Amount attributable to Pool II (based on the related Pool Balance).

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Group II Principal Funds: With respect to any Distribution Date and Pool II, the sum of (1) the principal portion of all scheduled monthly payments on the Pool II Mortgage Loans due on the related Due Date, to the extent received or advanced, (2) the principal portion of all proceeds of the repurchase of a Mortgage Loan from Pool II (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Mortgage Loan Purchase Agreement during the preceding calendar month, (3) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the Pool II Mortgage Loans, including full and partial prepayments, the proceeds of any purchase of Pool II Mortgage Loans by the Seller or the Servicer, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and Subsequent Recoveries; net of any fees payable to, and other amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, the Custodian and the Delaware Trustee as provided in the Agreements (to the extent not reimbursed from Group II Interest Funds) to the extent allocable to Pool II, and (4) with respect to the Distribution Date in April 2007, the Initial Group II Principal Deposit.

Group II Rolling Three Month Delinquency Rate: With respect to any Distribution Date, the average of the Group II Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

Group II Senior Certificates: The Class II-A Certificates.

Group II Senior Enhancement Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Amount of the Group II Subordinate Certificates and the Group II Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) after giving effect to distributions on such Distribution Date, and the denominator of which is the Pool Balance for Pool II for such Distribution Date.

Group II Stepdown Date: The earlier to occur of (i) the first Distribution Date following the Distribution Date on which the aggregate Class Principal Amount of the Senior Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date occurring in April 2010 and (b) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than or equal to approximately 42.10%.

Group II Step-up Date: The first Distribution Date after the Pool II Initial Purchase Date.

Group II Subordinate Certificates: The Class II-M-1, Class II-M-2 and Class II-B Certificates.

Group II Trigger Event: A Group II Trigger Event will have occurred with respect to any Distribution Date if (a) a Group II Delinquency Event has occurred for such Distribution Date or (b) a Group II Cumulative Loss Trigger Event has occurred for such Distribution Date.

Guidelines: As defined in Section 4.02(p).

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Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Servicer, any Subservicer retained by the Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee and the Securities Administrator shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Securities Administrator, the Master Servicer or the Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Securities Administrator, the Master Servicer or the Servicer.

HUD: The United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index: Either the Six-Month LIBOR Index or the One-Year LIBOR Index.

Initial Certification: As defined in Section 2.02(a).

Initial Group II Interest Deposit: $923.54.

Initial Group II Principal Deposit: $84,750.00.

Insurance Policy: Any primary mortgage insurance policy, standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

Insurance Proceeds: Any amounts paid by an insurer under a primary mortgage insurance policy, any standard hazard insurance policy, flood insurance policy, title insurance policy or any other insurance policy relating to the Mortgage Loans or related mortgaged properties other than amounts to cover expenses incurred by the Servicer in connection with procuring such proceeds, applied to the restoration and repair of the related Mortgaged Property or to be paid to the borrower pursuant to the related Mortgage Note or state law.

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Interest Accrual Period: With respect to any Distribution Date and any class of Group I Senior Certificates or Group I Subordinate Certificates or any of the REMIC LT-I Regular Interests, REMIC LT-II Regular Interests, or REMIC 2 Regular Interests, the calendar month immediately preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and any class of Group II Senior Certificates or Group II Subordinate Certificates, the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Interest Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interim Certification: As defined in Section 2.02(b).

Item 1122 Responsible Party: As defined in Section 8.07.

Latest Possible Maturity Date: The Distribution Date occurring in April 2042.

Lender Paid Mortgage Insurance Rate: The Lender Paid Mortgage Insurance Rate shall be a rate per annum equal to the percentage shown on the Mortgage Loan Schedule.

Lender Primary Mortgage Insurance Policy or LPMI Policy: Any Primary Mortgage Insurance Policy for which premiums are paid by the Servicer.

LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Determination Date: The second LIBOR Business Day immediately preceding the commencement of each Interest Accrual Period for any Group II Certificates.

Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover from or on account of such Mortgage Loan have been recovered, as reported by the Servicer to the Master Servicer, and any Second Lien Mortgage Loan that is 180 or more days delinquent in payment.

Liquidation Expenses: Expenses that are incurred by the Master Servicer or the Servicer, as applicable, in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable primary mortgage insurance policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 4.02(c), 4.02(j) or 4.02(o).

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan Group: Loan Group I-1, Loan Group I-2 or Loan Group I-3, as the context requires.

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Loan Group I-1: The loan group consisting of conventional first lien, hybrid Mortgage Loans with interest rates that have an initial fixed rate period of five years and thereafter adjust on a semi-annual or annual basis.

Loan Group I-2: The loan group consisting of conventional first lien, hybrid mortgage loans with interest rates that have an initial fixed rate period of seven years and thereafter adjust on a semi-annual or annual basis.

Loan Group I-3: The loan group consisting of conventional first lien, hybrid mortgage loans with interest rates that have an initial fixed rate period of ten years and thereafter adjust on a semi-annual or annual basis.

Loan Group Balance: With respect to each of Loan Group I-1, Loan Group I-2 and Loan Group I-3 and any date of determination, the aggregate Scheduled Principal Balance of the Mortgage Loans in that Loan Group as of such date.

Loan-to-Value Ratio: With respect to a Mortgage Loan, at any time, the ratio, expressed as a percentage, of the principal balance of such Mortgage Loan as of the applicable date of determination, to (a) in the case of a purchase, the lesser of the sale price of the Mortgaged Property and its appraised value at the time of sale or (b) in the case of a refinancing or modification, the appraised value of the Mortgaged Property at the time of the refinancing or modification.

Lower-Tier REMIC I: As described in the Preliminary Statement.

Lower-Tier REMIC II: As described in the Preliminary Statement.

Majority Certificateholders: Until such time as the sum of the Class Principal Amounts of all Classes of Certificates (other than the Class R, Class I-1X, Class I-2X, Class I-3X and Class II-X Certificates) has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Class Principal Amount of all Classes of Certificates; and thereafter, the holder of the Class R Certificate.

Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index in order to determine the related Mortgage Rate, as set forth in the Mortgage Loan Schedule.

Master Servicer: Wells Fargo Bank, N.A., or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Errors and Omission Insurance Policy: Any errors and omission insurance policy required to be obtained by the Master Servicer satisfying the requirements of Section 5.02.

Master Servicer Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01(a).

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Master Servicer Fidelity Bond: Any fidelity bond to be maintained by the Servicer in accordance with Section 5.02.

Master Servicer Remittance Date: With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

Material Defect: With respect to any Mortgage Loan, as defined in Section 2.02(c) hereof.

Maximum Mortgage Rate: The maximum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of changes in the Index.

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Mortgage Note.

MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

Minimum Lifetime Mortgage Rate: The minimum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of changes in the Index.

Monthly Advance: An advance made by the Servicer pursuant to Section 4.03(c) or the Master Servicer pursuant to Section 6.11, as applicable, with respect to delinquent payments of principal and interest on the Mortgage Loans, adjusted to the related Net Mortgage Rate.

Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan, which either is payable by a mortgagor in such month under the related mortgage note, or in the case of any Mortgaged Property acquired through foreclosure or deed-in-lieu of foreclosure, would otherwise have been payable under the related Mortgage Note, in each case, as reduced by any Bankruptcy Loss.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note.

Mortgage Bankers’ Blanket Bond: The fidelity bond developed by the Mortgage Bankers Association of America and its members used to protect a mortgage lender/servicer against errors and omissions, mortgage impairment and losses arising from the dishonest, fraudulent and criminal acts of its management and employees.

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Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan required to be delivered to the Trustee (or the Custodian) pursuant to this Agreement.

Mortgage Loan: The conventional, adjustable rate, first lien residential mortgage loans sold by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and subsequently transferred by the Depositor to the Trust Estate pursuant to this Agreement.

Mortgage Loan Documents: As defined in Section 2.01(b).

Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of March 1, 2007, between the Seller and the Depositor.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust. The Depositor shall be responsible for providing the Master Servicer and the Custodian on behalf of the Trustee with all amendments to the Mortgage Loan Schedule.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured under the Mortgage Loan.

Mortgage Pool: A pool of Mortgage Loans in the Trust Estate, including Pool I and Pool II, as the context requires.

Mortgage Rate: With respect to any Mortgage Loan, its applicable interest rate determined as provided in the related mortgage note, as reduced by any Relief Act Reduction.

Mortgaged Property: With respect to any Mortgage Loan, the underlying real property securing such Mortgage Loan.

Mortgagor: The obligor on a Mortgage Note.

Net Liquidation Proceeds: All amounts, net of (1) unreimbursed expenses and (2) unreimbursed Monthly Advances and Servicing Advances, received and retained in connection with the liquidation of defaulted Mortgage Loans, through Insurance Proceeds or Condemnation Proceeds, by foreclosure or otherwise, together with any net proceeds received on a monthly basis with respect to any Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure.

Net Mortgage Rate: With respect to any Mortgage Loan at any time, the Mortgage Rate thereof reduced by the Servicing Fee Rate for such Mortgage Loan.

Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

Non-Permitted Transferee: A Person other than a Permitted Transferee.

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Nonrecoverable Advance: Any advance previously made by the Servicer pursuant to Section 4.03(c) or by the Master Servicer pursuant to Section 6.11 or any Servicing Advance which, in the good faith judgment of the Servicer or the Master Servicer, as applicable, may not be ultimately recoverable by the Servicer or the Master Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or otherwise. The determination by the Servicer or the Master Servicer, as applicable, that it has made a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Servicer or the Master Servicer, as applicable, delivered to the Trustee and the Master Servicer (in the case of the Servicer) and detailing the reasons for such determination

Notional Amount: With respect to the Class I-1X Certificates, as of any date of determination, is equal to the aggregate Class Principal Amount of the Class I-1A-1 Certificates and Class I-1A-2 Certificates. With respect to the Class I-2X Certificates, as of any date of determination, is equal to the aggregate Class Principal Amount of the Class I-2A-1 Certificates and Class I-2A-2 Certificates. With respect to the Class I-3X Certificates, as of any date of determination, is equal to the aggregate Class Principal Amount of the Class I-3A-1 Certificates and Class I-3A-2 Certificates. Reference to the Notional Amount of the Interest Only Certificates is solely for convenience in calculations and does not represent the right to receive any distributions allocable to principal.

Offering Document: The Prospectus.

Officer’s Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President or any Assistant Vice President of a Person.

One-Month LIBOR or One-Month LIBOR Index: The Interest Settlement Rate for U.S. dollar deposits of one-month maturity set by the BBA as of 11:00 a.m. (London time) on the LIBOR Determination Date.

One-Year LIBOR Index: The interbank offered rates for twelve-month United States dollar deposits in the London market, calculated as provided in the related mortgage note.

Operative Agreements: This Agreement, the Mortgage Loan Purchase Agreement, the Custodial Agreement, the Depository Agreement and each other document contemplated by any of the foregoing to which the Depositor, the Seller, the Master Servicer, the Servicer, the Securities Administrator, the Delaware Trustee, the Trustee or the Custodian is a party.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Seller, the Securities Administrator, the Trustee and/or the Master Servicer, as applicable, and who may be in-house or outside counsel to the Seller, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning federal income tax or ERISA matters.

Original Trust Agreement: The trust agreement, dated as of March 29, 2007, among the Depositor, the Trustee and the Delaware Trustee.

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Outstanding Principal Balance: With respect to a Mortgage Loan, the principal balance of such Mortgage Loan remaining to be paid by the borrower or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the borrower at the time such property was acquired by or on behalf of the Trust.

Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Payahead: Any Monthly Payment intended by the related borrower to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

Paying Agent: Initially, the Securities Administrator, in its capacity as paying agent under this Agreement, or any successor to the Securities Administrator in such capacity.

PCAOB means the Public Company Accounting Oversight Board.

Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the assets of the Trust evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than the Class II-X or Class R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount (or Notional Amount) thereof divided by the initial Class Principal Amount (or Notional Amount) of all Certificates of the same Class. With respect to the Class II-X and Class R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise be equal to 100%.

Periodic Cap: With respect to each Mortgage Loan, the maximum adjustment that can be made to the Mortgage Rate on each Adjustment Date in accordance with its terms, regardless of changes in the Index.

Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is a Disqualified Non-U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, (vi) an “electing large partnership” within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States”, “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an

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instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pool: Pool I or Pool II, as the context requires.

Pool I: The mortgage pool consisting of Loan Group I-1, Loan Group I-2 and Loan Group I-3.

Pool I Cut-off Date Balance: With respect to the Pool I Mortgage Loans, approximately $245,220,032.

Pool I Mortgage Loans: The conventional, adjustable rate, first lien residential mortgage loans in Pool I sold by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and subsequently transferred by the Depositor to the Trust pursuant to the Pooling and Servicing Agreement.

Pool I Termination Price: The sum, as calculated by the Servicer, of (a) 100% of the aggregate Outstanding Principal Balance of the Pool I Mortgage Loans, plus Group I Accrued Interest thereon at the applicable Mortgage Rate, (b) the fair market value of the REO Property and all other property being purchased, (c) any unreimbursed Servicing Advances relating to Pool I, (d) any costs and damages incurred by the Trust as a result of violation of any applicable federal, state or local predatory or abusive lending law in connection with the origination of any Pool Mortgage Loan and (e) all other amounts to be paid or reimbursed to the Master Servicer, the Securities Administrator, the Delaware Trustee, the Trustee and the Custodian under the Operative Agreements allocable to Pool I.

Pool II: The mortgage pool consisting of conventional second lien, fixed and adjustable rate Mortgage Loans.

Pool II Cut-off Date Balance: With respect to the Pool II Mortgage Loans, approximately $54,788,796.

Pool II Mortgage Loans: The conventional, fixed and adjustable rate, second lien residential mortgage loans in Pool II sold by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and subsequently transferred by the Depositor to the Trust pursuant to the Pooling and Servicing Agreement.

Pool II Termination Price: The sum, as calculated by the Servicer, of (a) 100% of the aggregate Outstanding Principal Balance of the Pool II Mortgage Loans, plus Group II Accrued Interest thereon at the applicable Mortgage Rate, (b) the fair market value of the REO Property and all other property being purchased, (c) any unreimbursed Servicing Advances relating to Pool II, (d) any costs and damages incurred by the Trust as a result of violation of any applicable

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federal, state or local predatory or abusive lending law in connection with the origination of any Pool II Mortgage Loan and (e) all other amounts to be paid or reimbursed to the Master Servicer, the Securities Administrator, the Delaware Trustee, the Trustee and the Custodian under the Operative Agreements allocable to Pool II.

Pool Balance: With respect to each Mortgage Pool and any date of determination, the aggregate Scheduled Principal Balance of the Mortgage Loans in that Mortgage Pool as of such date.

Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Pool Balance for such Mortgage Pool for such date and the denominator of which is the Aggregate Pool Balance for such date.

Prepayment Interest Shortfall: The amount by which one month’s interest at the Mortgage Rate (as reduced by the Servicing Fee Rate) on a Mortgage Loan as to which a voluntary prepayment has been made exceeds the amount of interest actually received in connection with such prepayment.

Prepayment Period: With respect to any Distribution Date, the immediately preceding calendar month.

Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Mortgage, or any replacement policy therefor through the related Interest Accrual Period for such Class relating to a Distribution Date.

Prime Rate: The prime rate of the United States money center commercial banks as published in The Wall Street Journal, Northeast Edition.

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Prospectus: The prospectus supplement dated March 29, 2007, together with the accompanying prospectus dated March 28, 2007, relating to the Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-1X, Class I-2X, Class I-3X, Class II-A, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1, Class II-M-2 and Class II-B Certificates.

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Purchase Price: With respect to the purchase of a Mortgage Loan or related REO Property pursuant to this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan, (b) accrued interest thereon at the applicable Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date in the Collection Period immediately preceding the related Distribution Date, (c) the amount of any costs and damages incurred by the Trust in connection with any violation of any applicable federal, state or local predatory or abusive lending law in connection with the origination of such Mortgage Loan and (d) the fair market value of all other property being purchased. The Servicer and the Master Servicer shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Monthly Advances and Servicing Advances made or other amounts advanced with respect to such Mortgage Loan that are reimbursable to the Servicer or the Master Servicer under this Agreement, together with any accrued and unpaid compensation due to the Servicer or the Master Servicer hereunder.

Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(i) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(ii) provide that the Master Servicer on behalf of the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(iii) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Securities Administrator shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with Group I Accrued Interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Securities Administrator;

(iv) provide that the Trustee’s interest therein shall be transferable to any successor trustee hereunder; and

(v) provide that the funds reinvested thereunder and Group I Accrued Interest thereon be returnable to the Collection Account not later than the Business Day prior to any Distribution Date.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

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Qualifying Substitute Mortgage Loan: A mortgage loan (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Rate and Net Mortgage Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) with respect to a Mortgage Loan, which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin and Maximum Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

Rating Agency: Each of Moody’s and S&P.

Realized Loss: With respect to a Mortgage Loan, (1) a Bankruptcy Loss or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgaged Property. In addition, to the extent the Servicer received with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such Subsequent Recoveries are applied to reduce the Class Principal Amount, in the case of the Group I Certificates (other than the Class I-1X, Class I-2X and Class I-3X Certificates), or the Certificate Principal Amount, in the case of the Group II Certificates, as applicable.

Record Date: For each class of Certificates other than the Group II Senior Certificates and the Group II Subordinate Certificates, and each Distribution Date, will be the close of business on the last Business Day of the calendar month preceding such Distribution Date. For each class of Group II Senior Certificates and the Group II Subordinate Certificates and each Distribution Date, will be the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificates is no longer a Book-Entry Certificate, the “Record Date” for such class of Certificates shall be the close of business on the last Business Day of the calendar month preceding such Distribution Date.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

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Relevant Servicing Criteria: The Servicing Criteria applicable to each party, as set forth on Exhibit F attached hereto. Multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relevant UCC: The Uniform Commercial Code as in effect in the applicable jurisdiction.

Relief Act: The Servicemembers Civil Relief Act, or similar state or local law.

Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

Relief Act Reduction: With respect to a Mortgage Loan, a reduction of the applicable Mortgage Rate by application of the Relief Act.

REMIC: Each pool of assets in the Trust Estate designated as a REMIC pursuant to the Preliminary Statement.

REMIC 2: As described in the Preliminary Statement.

REMIC 3: As described in the Preliminary Statement.

REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event: As defined in Section 8.04(c).

Reporting Servicer: As defined in Section 8.04(b).

Repurchase Proceeds: The purchase price proceeds in connection with any repurchase of a Mortgage Loan by the Seller and any cash deposit in connection with the substitution of a Mortgage Loan.

Request for Release: A request for release in the form attached as Exhibit Seven to the Custodial Agreement.

Residual Certificate: The Class R Certificate.

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Residual Equity Interest of the Trust: The Class II-X Distributable Amount together with the amounts distributable to the Class R Certificate under Section 6.08.

Responsible Officer: Any vice president, any assistant vice president, any assistant secretary, any associate, any assistant treasurer, or any other officer of the Trustee or the Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above-designated officers and, in each case, having direct responsibility for the administration of the Operative Agreements and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Restricted Certificates: Each of the Class M-2, Class B-1, Class X and Class R Certificates.

Rule 144A: Rule 144A of the Securities Act.

S&P: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification: A written certification covering the activities of all Servicing Function Participants and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

Scheduled Principal Balance: With respect to any Mortgage Loan and any Distribution Date (1) the unpaid principal balance of such mortgage loan as of the close of business on the related Due Date (giving effect to the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (2) any Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

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Second Lien Mortgage Loans: Mortgage Loans secured by mortgages or deeds of trust or similar security instruments creating a second lien on the related Mortgaged Property.

Securities Act: The Securities Act of 1933, as amended.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator, or any successor in interest.

Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which is the Securities Administrator), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 6.10.

Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

Seller: HomeBanc Mortgage Corporation.

Senior Certificates: The Group I Senior Certificates and the Group II Senior Certificates.

Servicer: HomeBanc Mortgage Corporation, or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicer Errors and Omission Insurance Policy: Any errors and omission insurance policy required to be obtained by the Servicer satisfying the requirements of Section 4.02(l).

Servicer Event of Default: Any one of the conditions or circumstances enumerated in Section 4.07 with respect to the Servicer.

Servicer Fidelity Bond: Any fidelity bond to be maintained by the Servicer in accordance with Section 4.02(l).

Servicer Remittance Date: The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust Estate by an entity that meets the definition of “servicer” set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB. Any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Account: The custodial account maintained by the Servicer on behalf of the Trust for collection of principal and interest on the Mortgage Loans.

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Servicing Advances: All reasonable and customary “out-of-pocket” costs and expenses, including costs and expenses of foreclosures (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (1) the preservation, restoration, inspection and protection of the Mortgaged Properties, (2) any enforcement or judicial proceedings and (3) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage.

Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee: The monthly fee calculated at the Servicing Fee Rate on the Outstanding Principal Balance of each Mortgage Loan, including any Liquidated Mortgage Loan.

Servicing Fee Rate: With respect to any Mortgage Loan, the corresponding servicing fee rate set forth on the schedule in Exhibit L.

Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer, which may be in electronic media so long as original documents are not required for purposes of realization of Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, consisting of all documents in the Mortgage File which are not delivered to the Custodian, the originals of such mortgage loan documents which are held in trust for the Trustee by the Servicer.

Servicing Function Participant: Any Subservicer or Subcontractor, other than the Servicer, the Master Servicer, the Trustee, the Custodian and the Securities Administrator, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Six-Month LIBOR Index: The interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer (or a Subservicer of the Servicer), the Master Servicer, the Trustee or the Securities Administrator.

Subordinate Certificates: The Group I Subordinate Certificates and the Group II Subordinate Certificates.

Subservicer: Any Person that (i) services Mortgage Loans on behalf of the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian and (ii) is responsible

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for the performance (whether directly or through subservicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Subsequent Recovery: Any amount recovered by a Servicer or the Master Servicer with respect to a Liquidated Mortgage Loan with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan.

Substitution Amount: The amount, if any, by which the Scheduled Principal Balance of a Deleted Mortgage Loan exceeds the Scheduled Principal Balance of the related Qualifying Substitute Mortgage Loan, or aggregate Scheduled Principal Balance, if applicable, plus unpaid interest thereon, any related unpaid Monthly Advances or Servicing Advances or unpaid Servicing Fees and the amount of any costs and damages incurred by the Trust associated with a violation of any applicable federal, state or local predatory or abusive lending law in connection with the origination of such Deleted Mortgage Loan.

Tax Matters Person: The “tax matters person” as specified in the REMIC Provisions.

10-K Filing Deadline: As defined in Section 8.04(b).

Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

Trust: HomeBanc Mortgage Trust 2007-1, the Delaware statutory trust governed hereunder.

Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

Trust Accounts: The Collection Account and the Certificate Account.

Trust Estate: The assets of the Trust, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities claims and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Mortgage Loans listed in the Mortgage Loan Schedule, and interest and principal due and payable thereon after the Cut-off Date, but not including interest and principal due and payable on any Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to such Mortgage Loans; (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) the Trust Accounts, the Servicing Account, any Custodial Account, any Escrow Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any Insurance Policies, (e) the rights of the Depositor under the Mortgage Loan Purchase Agreement, and (f) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

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Trustee: U.S. Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest.

Trustee Fee: The annual on-going fee payable by the Master Servicer on behalf of the Trust to the Trustee from income on funds held in the Collection Account as provided in Section 5.07 and pursuant to the terms of the separate fee letter agreement for HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Underwriter’s Exemption: Prohibited Transaction Exemption 2007-5, 72 Fed. Reg. 13130 (2007), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Underwriter: Bear, Stearns & Co. Inc.

Upper Tier REMIC: REMIC 3.

U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 98% of all Voting Interests shall be allocated to the Senior Certificates and the Subordinate Certificates; provided, however, that no Voting Interests shall be allocated to any Certificate held by the Seller or an Affiliate of the Seller for any vote relating to (a) changing the permitted activities of the Trust, (b) amending the definition of “Eligible Investments” or (c) amending the definition of “Trust Estate.” Voting Interests shall be allocated among such Certificates based on the product of (i) 98% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amount of all Certificates then outstanding and the denominator of which is the Pool Balance then outstanding. The remainder of the Voting Interests not otherwise allocated below shall be allocated to the Class R Certificate. At all times during the term of this Agreement, 1% of all Voting Interests shall be allocated to each of the Class II-X and Class R Certificates, while they remain outstanding; provided, however, that no Voting Interests shall be allocated to the Class II-X or Class R Certificate if it is held by the Seller or an Affiliate of the Seller for any vote relating to (a)

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changing the permitted activities of the Trust, (b) amending the definition of “Eligible Investments” or (c) amending the definition of “Trust Estate.” Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts) or Percentage Interests.

Section 1.02. Calculations With Respect to the Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Estate shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans provided by the Servicer to the Master Servicer.

Section 1.03. Calculations With Respect to Group I Accrued Interest. Group I Accrued Interest, if any, on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months.

ARTICLE IA

ORGANIZATION OF TRUST

Section 1A.01. Name of Trust. The name of the Trust formed under the Original Trust Agreement and the Certificate of Trust is “HomeBanc Mortgage Trust 2007-1,” in which name the Trustee may conduct the business and affairs of the Trust, make and execute contracts and agreements on behalf of the Trust and sue and be sued.

Section 1A.02. Office. The office of the Trust shall be in care of the Trustee. The office of the Trust shall be located at its Corporate Trust Office, or at such other address as the Trustee may designate by written notice to the Certificateholders, each Rating Agency and the other parties to this Agreement.

Section 1A.03. Declaration of Trust. Under the Original Trust Agreement and effective as of the date hereof, the Depositor appointed U.S. Bank National Association, as Trustee of the Trust, to have all the rights powers and duties set forth herein. Under the Original Trust Agreement and effective as of the date hereof, the Depositor appointed Wilmington Trust Company to act as Delaware Trustee. It is the intention of the parties hereto that the Trust constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time (the “Delaware Statutory Trust Statute” or “DSTS”), and that this Agreement amends and restates in its entirety the Original Trust Agreement and constitutes the governing instrument of such statutory trust. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth in the Delaware Statutory Trust Statute with respect to accomplishing the purposes of the Trust (except those duties expressly required to be performed by the Delaware Trustee hereunder). It is hereby confirmed that the Trustee and the Delaware Trustee were authorized to execute the Original Trust Agreement and to file a Certificate of Trust in substantially the form of Exhibit M with the Secretary of State of the State of Delaware, on behalf of the Trust.

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Section 1A.04. Purpose and Powers. The purposes of the Trust are (i) to issue the Certificates and to sell the Certificates to or at the direction of the Depositor; (ii) with the proceeds of the sale of the Certificates, to purchase the Mortgage Loans and all related assets and to pay any organizational start-up and transactional expenses of the Trust; (iii) to enter into this Agreement and to perform its obligations hereunder; (iv) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and (v) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with the conservation of the assets of the Trust and the making of distributions to the Certificateholders. The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement.

Section 1A.05. Liability of the Certificateholders. The Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 1A.06. Title To Trust Property. Legal title to the assets of the Trust shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be, and in each case on behalf of the Trust. The Certificateholders shall not have legal title to any part of the assets of the Trust. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the assets of the Trust. The Trustee, in such capacity and in its capacity as Custodian, is hereby authorized to hold all assets of the Trust on behalf of the Trust, for the benefit of the Certificateholders. The Holders of the Class II-X and Class R Certificates shall hold the Residual Equity Interest of the Trust.

Section 1A.07. Situs of Trust. The Trust will be located in the State of Delaware and administered in the States of Delaware, Massachusetts, Maryland and Minnesota. Nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. The Trust may also be qualified to do business in the State of New York.

Section 1A.08. The Delaware Trustee. (a) The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the DSTS that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties, obligations or liabilities of the Trustee.

(b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Delaware Trustee is required to execute under Section 3811 of the DSTS. To the extent that, at law or in equity, the

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Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Certificateholders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement. The Delaware Trustee shall have no liability for the acts or omissions of the Trustee. Except as provided above, the Delaware Trustee shall not be deemed a trustee and shall have no management responsibilities or owe any fiduciary duties to the Trust or the Certificateholders.

(c) The Delaware Trustee may be removed by the Trustee upon 30 days prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon 30 days prior written notice to the Trustee. No resignation or removal of the Delaware Trustee shall be effective except upon the appointment of a successor Delaware Trustee. If no successor has been appointed within such 30 day period, the Delaware Trustee or the Trustee may, at the expense of the Trust, petition a court to appoint a successor Delaware Trustee.

(d) Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.

(e) The Delaware Trustee shall be entitled to all of the same rights, protections indemnities and immunities under this Agreement and with respect to the Trust as the Trustee. No amendment or waiver of any provision of this Agreement which adversely affects the Delaware Trustee shall be effective against it without its prior written consent.

The Delaware Trustee shall not be liable for the acts or omissions of the Trustee, nor shall the Delaware Trustee be liable for supervising or monitoring the performance and the duties and obligations of the Trustee or the Trust under this Agreement or any related document. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith or gross negligence. In particular, but not by way of limitation:

(i) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith;

(ii) no provision of this Agreement shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that the payment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iii) under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement, or indebtedness of the Trust;

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(iv) the Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any other party hereto;

(v) the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the Trustee, the Securities Administrator or the Master Servicer, as applicable, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon;

(vi) in the exercise or administration of the Trust hereunder, the Delaware Trustee (a) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and with due care and (b) may consult with counsel, accountants and other skilled persons to be selected by it in good faith and with due care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons; and

(vii) except as expressly provided in this Section 1A.08, in accepting and performing the trusts hereby created the Delaware Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust for payment or satisfaction thereof.

(f) In the event of the appointment of a successor Delaware Trustee, such successor shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State of the State of Delaware in accordance with Section 3810(b) of the DSTS, indicating the change of such Delaware Trustee’s identity. In addition, until the termination of the Trust and this Agreement, the Delaware Trustee shall at all times fulfill the requirements of the DSTS.

(g) Upon written notification from the Securities Administrator that the Trust has been terminated in accordance with Article X, the Delaware Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with Section 3810(d) of the DSTS.

Section 1A.09 Separateness Provisions. The Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust

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shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets except as specifically provided for herein. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or any of its Affiliates. The Trust shall not engage in any business activity other than as contemplated by this Agreement and related documentation. The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by this Agreement and related documentation. Other than as contemplated by this Agreement and related documentation, the Trust shall not follow the directions or instructions of the Depositor. The Trust shall hold itself out as a separate entity from the Depositor, the Certificateholders and any of their Affiliates, conduct its own business in its own name and use stationery, invoices, checks or other business forms under its own name and not that of any Certificateholder, Affiliate, or other person. The Trust shall observe all formalities required under the Delaware Statutory Trust Statute. The Trust shall not hold out its credit as being available to satisfy the obligations of any other person or entity. The Trust shall not acquire the obligations or securities of its Affiliates or the Seller. Other than as contemplated by this Agreement and related documentation, the Trust shall not pledge its assets for the benefit of any other person or entity. The Trust shall correct any known misunderstanding regarding its separate identity. The Trust shall not identify itself as a division of any other person or entity. The Trust shall maintain adequate capital in light of its contemplated business operations. The Trust shall conduct business with its affiliates on an arm’s-length basis.

For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties hereto with respect to the creation, operation and termination of the Trust.

Section 1A.10 Assets of the Trust. The assets of the Trust shall be limited to the assets described in the definition of “Trust Estate.”

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS

Section 2.01. Creation and Declaration of Trust; Conveyance of Mortgage Loans.

(a) Mortgage Loans. As of the Closing Date, the Depositor concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over, deposit with and otherwise convey to the Trust, without recourse, subject to Section 3.01, in trust, all the right, title and interest of the Depositor in and to all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities claims and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Mortgage Loans listed in the Mortgage Loan Schedule,

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and all interest and principal due and payable thereon after the Cut-off Date, but not including interest and principal due and payable on any Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to such Mortgage Loans, (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) all Escrow Payments, (d) any Insurance Policies, (e) the rights of the Depositor under the Mortgage Loan Purchase Agreement, (f) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and (g) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Estate, as Trustee, in trust, for the benefit and use of the Certificateholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Trust has issued and delivered the Certificates to or upon the order of the Depositor, in exchange for the Mortgage Loans and the other property of the Trust Estate.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Purchase Agreement but without delegation of any of its obligations thereunder. The Trustee hereby accepts such assignment, and shall be entitled to exercise all the rights of the Depositor under the Mortgage Loan Purchase Agreement as if, for such purpose, it were the Depositor. Upon the issuance of the Certificates, ownership in the Trust Estate shall be vested in the Trustee for the benefit of the Certificateholders. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Seller, the Depositor and the Trustee (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(b) In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or the Custodian acting on the Trustee’s behalf, the following documents or instruments (collectively, the “Mortgage Loan Documents”) with respect to each Mortgage Loan so transferred and assigned (as to each, a “Mortgage File”):

(i) the original Mortgage Note, endorsed either (A) in blank or (B) to the order of the Trustee in the form of the Form of Endorsement set forth in Exhibit Two to the Custodial Agreement, or with respect to any lost Mortgage Note, an original lost note affidavit, in the form set forth in Exhibit Three to the Custodial Agreement, stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

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(ii) except as provided below, the original Mortgage with evidence of recording thereon (if the related Mortgage Loan is a MERS Mortgage Loan, the Mortgage shall note the MIN and contain language that such Mortgage Loan is a MERS Mortgage Loan). If in connection with any Mortgage Loan, the Servicer cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Servicer shall deliver or cause to be delivered to the Custodian a photocopy of such Mortgage together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Servicer stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Servicer; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(iii) with respect to each Non-MERS Mortgage Loan, an original Assignment of Mortgage (which may be in the form of a blanket assignment if permitted in the jurisdiction where the Mortgaged Property is located) with evidence of recording thereon unless an Opinion of Counsel described in clause (c) below is delivered to the Trustee and the Rating Agencies, in which case, the Assignment of Mortgage shall be in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank, without recourse, or (B) to “U.S. Bank National Association, as Trustee of the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates,” without recourse;

(iv) an original copy of any intervening assignment of Mortgage showing a complete chain of assignments or, in the case of an intervening assignment that has not been received by the Servicer from the public recording office, an Officer’s Certificate of the Servicer stating that such intervening assignment has been delivered to the appropriate public recording office for recordation and that the original recorded intervening assignment or a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment will be promptly delivered to the Custodian upon receipt thereof by the Servicer, or in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment, a copy of such intervening assignment with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment; or in the case of an intervening assignment that has been lost, a written Opinion of Counsel for the Seller that such original intervening assignment is not required to enforce the Trustee’s interest in the Mortgage Loans;

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(v) the original or a certified copy of lender’s Title Insurance Policy (or, in lieu thereof, a commitment to issue such Title Insurance Policy, with an original or a certified copy of such Title Insurance Policy to follow as soon after the Closing Date as reasonably practicable) or attorney’s opinion of title and abstract of title;

(vi) the original or copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(vii) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, or as to any such agreement which cannot be delivered prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Custodian is a true copy and that the original of such agreement has been forwarded to the public recording office; and

(viii) the original of any security agreement or equivalent instrument executed in connection with the Mortgage or as to any security agreement or equivalent instrument that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Custodian is a true copy and that the original of such document has been forwarded to the public recording office.

The Depositor and the Seller acknowledge and agree that the form of endorsement attached to the Custodial Agreement as Exhibit Two to the Custodial Agreement is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

(c) Assignments of Mortgage with respect to each Non-MERS Mortgage Loan shall be recorded; provided, however, that such Assignments of Mortgage need not be recorded if, on or prior to the Closing Date, the Seller delivers an Opinion of Counsel (which must be Independent counsel) acceptable to the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee’s interest in the related Non-MERS Mortgage Loans.

(d) In instances where a Title Insurance Policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee under clause (b)(vi) above and is not so delivered, the Seller will provide a copy of such Title Insurance Policy to the Trustee, or to the Custodian on behalf of the Trustee no later than ninety (90) days of the receipt by the Seller of the recorded documents from the applicable public recording office.

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(e) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to Section 5.06 have been so deposited. All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the Servicer in trust for the benefit of the Trustee and the Certificateholders.

Section 2.02. Acceptance of Trust Estate; Review of Documentation.

(a) Subject to the provisions of Section 2.01, the Trustee acknowledges receipt of the assets transferred by the Depositor of the assets included in the Trust Estate and has directed that the documents referred to in Section 2.01 and all other assets included in the definition of “Trust Estate” be delivered to the Trustee (or the Custodian) on its behalf.

The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee, or by the Custodian on behalf of the Trustee, under this Section 2.02. The Trustee, or the Custodian on behalf of the Trustee, will execute and deliver to the Depositor, the Master Servicer, the Servicer (and the Trustee if delivered by the Custodian) on the Closing Date an Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed to the Custodial Agreement as Exhibit Four (the “Initial Certification”).

(b) Within 90 days after the Closing Date, the Trustee or the Custodian on behalf of the Trustee, will, for the benefit of Certificateholders, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Seller (and the Trustee if delivered by the Custodian) an Interim Certification subject to any exceptions listed on the exception report attached thereto in the form annexed to the Custodial Agreement as Exhibit Five to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan (the “Interim Certification”). The Trustee, or the Custodian on behalf of the Trustee, shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor the Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser or for the perfection or priority of any document.

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(c) If in the course of the review described in paragraph (b) above the Trustee or the Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a “Material Defect”), the Trustee or the Custodian, discovering such Material Defect shall identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to the Depositor and the Master Servicer. Within 90 days of its receipt of such notice, the Seller shall cure such Material Defect (and, in such event, the Seller shall provide the Trustee and the Custodian with an Officer’s Certificate confirming that such cure has been effected). If the Seller does not so cure such Material Defect, and if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust, constitute a Realized Loss, and such loss is attributable to the failure of the Seller to cure such Material Defect, the Seller shall repurchase the related Mortgage Loan from the Trust Estate at the Purchase Price. A loss shall be deemed to be attributable to the failure of the Seller to cure a Material Defect if, as determined by the Seller acting in good faith, absent such Material Defect, such loss would not have been incurred. The Seller may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan in accordance with the provisions of Section 3.03. The failure of the Trustee or the Custodian to deliver the Interim Certification within 90 days after the Closing Date shall not affect or relieve the Seller of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust.

(d) Within 180 days following the Closing Date, the Trustee, or the Custodian, shall deliver to the Depositor, the Master Servicer and the Servicer (and the Trustee if delivered by the Custodian) a Final Certification subject to any exceptions listed on the exception report attached thereto substantially in the form attached to the Custodial Agreement as Exhibit Six evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto (the “Final Certification”).

(e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(f) Notwithstanding anything to the contrary contained herein, each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Mortgage Loans and respective certifications thereof as provided in the Custodial Agreement.

(g) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges a receipt of the Mortgage Loan Purchase Agreement.

(h) For purposes of the determinations required to be made by the Trustee or the Custodian pursuant to paragraphs (a) through (d) of this Section 2.02, the Trustee or the Custodian, as applicable, shall be entitled to conclusively rely upon the diskette, tape or other electronic media provided by or on behalf of the Seller with respect to the Mortgage Loans.

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Section 2.03. Grant Clause.

(a) It is intended that the conveyance by the Depositor to the Trustee of the Mortgage Loans, as provided for in Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Delaware UCC (or the Relevant UCC if not the Delaware UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Delaware UCC and any other Relevant UCC (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

(b) The Depositor and, at the Depositor’s direction, the Trustee on behalf of the Certificateholders shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and file any UCC financing statements that are necessary to perfect the Trustee’s security interest in or lien on the Mortgage Loans, as evidenced by an Officer’s Certificate of the Depositor, and furnish a copy of each such filed financing statement to the Securities Administrator. The Trustee shall prepare and file, at the expense of the Trust, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) to the extent that a Responsible Officer of the

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Trustee has received written notice of such change or transfer, such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

The Depositor shall not organize under the law of any jurisdiction other than the state under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving thirty (30) days prior written notice of such action to its immediate and mediate transferee, including the Trustee. Before effecting such change, the Depositor shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 2.03(b).

(c) The Depositor shall not take any action inconsistent with the sale by the Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Trust Estate is held by the Trustee. In addition, the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Estate by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Estate is held by the Trustee on behalf of the Certificateholders.

Section 2.04. Covenant of Seller with Respect to Certificates. As of any date of determination, none of the Seller, its Affiliates or its agents may, in the aggregate, hold more than 90% of the aggregate Class Principal Amount or Percentage Interests in the Certificates.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Depositor and the Seller.

(a) The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders, the Securities Administrator, the Master Servicer, the Seller and the Servicer as of the Closing Date or such other date as is specified, that:

(i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

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(ii) Immediately prior to the transfer by the Depositor to the Trust of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

(iv) The Depositor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; and

(v) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

(b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders, the Securities Administrator, the Master Servicer and the Depositor as of the Closing Date or such other date as is specified, that:

(i) the Seller is a Georgia corporation, duly organized validly existing and in good standing under the laws of the State of Georgia, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(ii) the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii) the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv) the execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of

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any court applicable to the Seller or any provision of the articles of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

(v) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

(c) The Seller hereby makes for the benefit of the Trustee for the benefit of Certificateholders, the Securities Administrator, the Master Servicer and the Depositor as of the Closing Date or such other date as is specified, with respect to the Mortgage Loans, the representations and warranties set forth in Exhibit A of the Mortgage Loan Purchase Agreement.

(d) To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty of the Seller under subsection (c) above or the Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or any Certificateholder hereunder shall be their rights to enforce the obligations of the Seller under any applicable representation or warranty made by it. The Trustee on behalf of the Trust acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 3.01(a)(ii)) under any circumstances.

Section 3.02. Discovery of Breach. It is understood and agreed that the representations and warranties (i) of the Depositor set forth in Section 3.01(a), (ii) of the Seller set forth in Section 3.01(b) and (c), and (iii) of the Servicer pursuant to Section 4.05 of this Agreement, shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Depositor, the Seller, the Securities Administrator, the Trustee, the Master Servicer, the Underwriter or the Servicer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Certificateholders or the Trustee therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy. Any breach of the representation and warranty set forth in clauses (cc), (ee) and (ff) of Exhibit A of the Mortgage Loan Purchase Agreement shall be deemed to materially and adversely affect the interest of the Trust in that Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty. Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator or the Trustee of a breach of any of such representations and warranties made by the Seller that adversely and materially affects the value of the related Mortgage Loan or the interests of the Certificateholders or the Trustee therein, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery by the Seller of a breach of any representation or warranty given to the Trustee by

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the Seller or the Seller’s receipt of written notice of such a breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

Section 3.03. Repurchase, Purchase or Substitution of Mortgage Loans.

(a) With respect to any Mortgage Loan repurchased by the Seller pursuant to Section 3.02 of this Agreement, the principal portion of the funds in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and the Purchase Price shall be deposited in the Collection Account. Upon receipt by the Securities Administrator of the full amount of the Purchase Price for a Deleted Mortgage Loan and the receipt by the Trustee of notification thereof, or upon receipt of notification from the Custodian that it had received the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), the Trustee shall release or cause to be released and reassign to the Depositor or the Seller, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Servicer and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan. The Seller indemnifies and holds the Trust Estate, the Master Servicer, the Securities Administrator, the Trustee, the Delaware Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Estate, the Trustee, the Master Servicer, the Securities Administrator, the Delaware Trustee, the Depositor and any Certificateholder may sustain in connection with any actions of such Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 3.03 and the Mortgage Loan Purchase Agreement, to the extent that any such action causes an Adverse REMIC Event.

(b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or the Custodian) in exchange for a Deleted Mortgage Loan: (i) the Depositor or the Seller, as applicable, must deliver to the Trustee (or a Custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Seller and the Depositor will be deemed to have made, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and at the direction and with the cooperation of the Servicer shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to Section 2.01(c), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee (on behalf of the Trust) to be clearly identified as the owner of each such Mortgage Loan on the

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records of MERS if required pursuant to Section 2.01(c). The Trustee or its designee shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Mortgage Loan from the terms of this Agreement and the Mortgage Loan Purchase Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan.

(c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article III shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel addressed to the Trustee (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not cause an Adverse REMIC Event.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE

MORTGAGE LOANS BY THE SERVICER

Section 4.01. Servicer to Perform Servicing Responsibilities.

(a) Contract for Servicing; Possession of Servicing Files. The Trustee does hereby contract with the Servicer for the servicing of the Mortgage Loans for the benefit of the Trust and the Trustee. The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trust and the Trustee. The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The Servicing File retained by the Servicer pursuant to this Agreement shall be identified in accordance with the Servicer’s file tracking system to reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

(b) Books and Records. All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s rights to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer and the Master Servicer are entitled as set forth herein, including but not limited to Section 4.04(c), shall be received and held by them in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

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The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.02(a) within one week of their execution; provided, however, that the Servicer shall provide the Custodian with a Servicer certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its submission for recordation.

Section 4.02. Servicing of the Mortgage Loans.

(a) Servicer to Service. The Servicer, acting directly or through one or more Subservicers as provided in Section 4.09, shall service and administer the Mortgage Loans from and after the Closing Date and, except where prior consent of the Master Servicer is required under this Agreement, in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and exercise the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guides (special servicing option), which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies and Lender Primary Mortgage Insurance Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Servicer and the other parties hereto.

Consistent with the terms of this Agreement, the Servicer may not waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor unless (1) such Mortgage Loan is in default or (2) if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence (a) prevents an event of default by the borrower from existing that would not be in the best interest of the Trust, Trustee and Certificateholders and (b) is not materially adverse to the Trust, Trustee and the Certificateholders, provided, however, that unless the Servicer has obtained the prior written consent of the Master Servicer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, defer for more than ninety (90) days or forgive any payment of principal or interest, reduce or increase the Outstanding Principal Balance (except for actual payments of principal) or change the final

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maturity date on such Mortgage Loan. In the event of any such modification which has been agreed to in writing by the Master Servicer and which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Servicer Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.03(c), the difference between (a) such month’s principal and one month’s interest at the Net Mortgage Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver on behalf of itself, the Trust and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Servicer may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than one hundred eighty (180) days after the first delinquent Due Date. Any such agreement shall be approved by the Master Servicer and, if required, by the Primary Mortgage Insurance Policy insurer and Lender Primary Mortgage Insurance Policy insurer. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any Adverse REMIC Event.

In servicing and administering the Mortgage Loans, the Servicer shall employ Accepted Servicing Practices, giving due consideration to the reliance by the Trust, Trustee and Certificateholders on the Servicer. Notwithstanding the appointment of any Subservicer pursuant to Section 4.09, the Servicer shall remain liable for the performance of all of the servicing obligations and responsibilities under this Agreement.

(b) Servicer not to Sell Mortgage Loans. The Servicer shall not sell any Mortgage Loan that is included in the Trust Estate, whether for the purpose of maximizing liquidation proceeds or otherwise.

(c) Collection and Liquidation of Mortgage Loans. Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of any related Primary Mortgage Insurance Policy and Lender Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, consistent with Accepted Servicing Practices, any Primary Mortgage Insurance Policies and Lender Primary Mortgage Insurance Policies and

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the best interest of the Trust, the Trustee and the Certificateholders, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.02(a). Foreclosure or comparable proceedings shall be initiated within ninety (90) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments, subject to state and federal law and regulation. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Trust, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which a Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Trust after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.02(e). Servicer shall obtain prior approval of the Master Servicer as to repair or restoration expenses in excess of ten thousand dollars ($10,000). The Servicer shall notify the Master Servicer in writing of the commencement of foreclosure proceedings and not less than five (5) days prior to the acceptance or rejection of any offer of reinstatement. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.02(e). Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master Servicer or the Trustee otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Master Servicer’s or Trustee’s expense, as applicable. Upon completion of the inspection, the Servicer shall promptly provide the Master Servicer and the Trustee with a written report of the environmental inspection. After reviewing the environmental inspection report, the Master Servicer shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

Notwithstanding the generality of the preceding paragraph, the Servicer shall take such actions generally in accordance with the Servicer’s established default timeline and in accordance with Accepted Servicing Practices with respect to each Mortgage Loan and Mortgagor for which there is a delinquency until such time as the related Mortgagor is current with all payments due under the Mortgage Loan.

(d) Establishment of and Deposits to Custodial Account.

(i) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, each of which accounts shall be titled “HomeBanc Mortgage Corporation. in trust for U.S. Bank National Association, as

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Trustee, for the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates” and referred to herein as a “Custodial Account.” Each Custodial Account shall be an Eligible Account. Any funds deposited in the Custodial Account shall at all times be insured by the FDIC up to the FDIC insurance limits, or must be invested in Eligible Investments subject to the provisions of Section 4.02(i) hereof; provided, however that any such Eligible Investment shall not be sold or disposed of prior to its maturity. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.02(e) hereof. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit C hereto. A copy of such certification or letter agreement shall be furnished to the Trustee, the Master Servicer and, upon request, to any subsequent owner of the Mortgage Loans. The Servicer shall deposit or cause to be deposited into the Custodial Account, no later than 48 hours after receipt of funds, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(1) all payments on account of principal, including Principal Prepayments and related penalties, on the Mortgage Loans;

(2) all payments on account of interest on the Mortgage Loans adjusted to the Net Mortgage Rate;

(3) all Net Liquidation Proceeds;

(4) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.02(o) and in connection therewith, the Servicer shall provide the Master Servicer with written detail itemizing all of such amounts;

(5) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.02(j), other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

(6) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(7) any Monthly Advances;

(8) with respect to each full or partial Principal Prepayment, any Prepayment Interest Shortfalls, to the extent of the Servicer’s aggregate Servicing Fee received with respect to the related Prepayment Period;

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(9) any amounts required to be deposited by the Servicer pursuant to Section 4.02(j) in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Servicer’s own funds, without reimbursement therefor; and

(10) any other amounts required to be deposited in the Custodial Account pursuant this Agreement.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income, need not be deposited by the Servicer in the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution and any income or appreciation on any investment of such funds shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.02(e). The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.

(ii) The Servicer agrees that it shall not create, incur or subject any Mortgage Loans, or any funds that are deposited in any Custodial Account or Escrow Account, or any funds that otherwise are or may become due or payable to or for the benefit of the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

(e) Permitted Withdrawals from Custodial Account.

The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.03(a);

(ii) to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Certificateholders, except that, where the Servicer is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Trust of the Purchase Price pursuant to such Section and all other amounts required to be paid to the Trust with respect to such Mortgage Loan;

(iii) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances and any unpaid Servicing Fees (or REO administration fees described in

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Section 4.02(o)), the Servicer’s right to reimburse itself pursuant to this subclause (3) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds in accordance with the relevant provisions of the Fannie Mae Guides, the Pool I Termination Price or Pool II Termination Price, as applicable, or as otherwise set forth in this Agreement; any recovery shall be made upon liquidation of the REO Property;

(iv) to pay to itself as part of its servicing compensation (a) any interest income or appreciation earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date), (b) the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

(v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related Purchase Price is determined;

(vi) to transfer funds to another Eligible Account in accordance with Section 4.02(i) hereof;

(vii) to remove funds inadvertently placed in the Custodial Account by the Servicer;

(viii) to clear and terminate the Custodial Account upon the termination of this Agreement; and

(ix) to reimburse itself for any Nonrecoverable Advances and amounts reimbursable pursuant to Section 4.05(b) and Section 4.06(b).

(f) Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “HomeBanc Mortgage Corporation in trust for U.S. Bank National Association, as Trustee, for the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.” The Escrow Accounts shall be an Eligible Account. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.02(g). The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit D hereto. A copy of such certification or letter agreement shall be furnished to the Master Servicer.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and in the Escrow Account or Accounts no later than 48 hours after receipt of funds, and retain therein:

(i) all Escrow Payments collected on account of the Mortgage Loans, if required, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement to be paid by the related Mortgagor to the Servicer;

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(ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.02(g). The Servicer shall be entitled to retain any interest earnings paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or the interest earnings paid thereon are insufficient for such purposes.

(g) Permitted Withdrawals from Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i) to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii) to reimburse the Servicer for any Servicing Advance of an Escrow Payment made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii) to refund to any Mortgagor any funds found to be in excess of the amounts required to be escrowed under the terms of the related Mortgage Loan;

(iv) to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v) for application to restoration or repair of the Mortgaged Property in accordance with Section 4.02(n);

(vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

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(viii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.02(f).

(h) Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

(i) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments (which will constitute a Servicing Advance).

(ii) The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies or Lender Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be terminated only with the approval of the Master Servicer, or as required by applicable law or regulation. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.04(a), the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy as provided above.

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In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.02(d), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.02(e).

(i) Protection of Accounts. The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Institution from time to time. Such transfer shall be made only upon obtaining the consent of the Master Servicer, which consent shall not be withheld unreasonably, and the Servicer shall give notice to the Master Servicer and the Trustee of any change in the location of the Custodial Account.

(j) Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae or Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the Outstanding Principal Balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the Outstanding Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf. The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to

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the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.02(e). It is understood and agreed that no other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty (30) days’ prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

(k) Maintenance of Mortgage Impairment Insurance. In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.02(j) and otherwise complies with all other requirements of Section 4.02(j), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.02(j), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.02(j), and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Master Servicer and the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Master Servicer or Trustee, the Servicer shall cause to be delivered to the Master Servicer or the Trustee, as applicable, a certified true copy of such policy and shall use its best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the Master Servicer and the Trustee.

(l) Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan. The Servicer Fidelity Bond shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement and fraud of such persons. The Servicer Errors and Omissions Insurance Policy shall protect and insure the Servicer against losses arising out of errors and omissions and negligent acts of such persons. Such Servicer Errors and Omissions Insurance Policy shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.02(l) requiring the Servicer Fidelity Bond or the Servicer Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its

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duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides. Upon request of the Master Servicer or the Trustee, the Servicer shall deliver to the Master Servicer and the Trustee a certificate from the surety and the insurer as to the existence of the Servicer Fidelity Bond and the Servicer Errors and Omissions Insurance Policy and shall obtain a statement from the surety and the insurer that such Servicer Fidelity Bond or Servicer Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Master Servicer. The Servicer shall notify the Master Servicer and the Trustee within five (5) business days of receipt of notice that such Servicer Fidelity Bond or Servicer Errors and Omissions Insurance Policy will be, or has been, materially modified or terminated. The Trustee on behalf of the Trust must be named as a loss payee on the Servicer Fidelity Bond and as an additional insured on the Servicer Errors and Omissions Insurance Policy. Upon request by the Master Servicer, the Servicer shall provide the Master Servicer with an insurance certificate certifying coverage under this Section 4.02(l), and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

(m) Inspections. The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, the Servicer shall inspect the Mortgaged Property and/or take such other actions as may be necessary or appropriate in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

(n) Restoration of Mortgaged Property. The Servicer need not obtain the approval of the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

(o) Title, Management and Disposition of REO Property. In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its designee, or in the event the Trustee or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name

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of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee on behalf of the Trust.

The Servicer shall notify the Master Servicer in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition (and, in any event, shall provide notice of the consummation of any foreclosure sale within three (3) Business Days from the date the Servicer receives notice of such consummation), together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Master Servicer relating to such REO Property as set forth in this Section 4.02(o). No Servicing Fee shall be assessed or otherwise accrue on any REO Property from and after the date on which it becomes an REO Property.

The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Master Servicer.

The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property. Notwithstanding the foregoing, the Servicer shall dispose of such Mortgaged Property prior to the close of the third taxable year after its acquisition by the Trust unless the Trustee and the Securities Administrator shall have been supplied with an Opinion of Counsel (which shall not be at the expense of any such recipient) to the effect that the holding by the Trust of such Mortgaged Property subsequent to such three-year period will not result in an Adverse REMIC Event, in which case the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) cause an Adverse REMIC Event, unless

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the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall prepare for and deliver to the Master Servicer a statement with respect to any REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Securities Administrator to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date. No REO Property shall be marketed for less than the Appraised Value, without the prior consent of Master Servicer. No REO Property shall be sold for less than ninety five percent (95%) of its Appraised Value, without the prior consent of Trustee. All requests for reimbursement of Servicing Advances shall be in accordance with the Fannie Mae Guides. The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust (subject to the above conditions) only with the prior written consent of the Master Servicer. The Servicer shall provide monthly reports to the Master Servicer in reference to the status of the marketing of the REO Properties.

(p) Compliance with Safeguarding Customer Information Requirements. The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

(q) Notification of Maturity Date. With respect to each Mortgage Loan, the Servicer shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

(r) Purchase of Modified Mortgage Loans. The Servicer may agree to a modification of any Mortgage Loan (the “Modified Mortgage Loan”) if (i) the modification is in lieu of a refinancing and (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (iii) the Servicer purchases the Modified Mortgage Loan from the Trust as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trust in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including the right to Group I Accrued Interest thereon from the date of modification and the risk of default thereon, shall pass to the Servicer. The Servicer shall promptly deliver to the Master Servicer, the Securities Administrator and the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Securities Administrator shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

The Servicer shall remit the Purchase Price for any Modified Mortgage Loan to the Master Servicer for deposit into the Collection Account pursuant to Section 5.06(d) within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee (or the

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Custodian) of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in the Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

Section 4.03. Payments to the Master Servicer.

(a) Remittances. On each Servicer Remittance Date, the Servicer shall remit by wire transfer of immediately Group I Available Funds to the Master Servicer (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.02(e), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 4.03(c), plus, (iii) Compensating Interest Payments, minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Servicer Remittance Date next succeeding the Collection Period for such amounts. It is understood that, by operation of Section 4.02(d), the remittance on the first Servicer Remittance Date with respect to the Mortgage Loans is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Net Mortgage Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) above.

With respect to any remittance received by the Master Servicer after the Servicer Remittance Date, the Servicer shall pay to the Master Servicer interest on any such late payment at a per annum rate equal to the Prime Rate, adjusted as of the date of each change plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall cover the period commencing with the day following the Business Day such payment was due and ending with the Business Day on which such payment is made to the Master Servicer, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer. On each Servicer Remittance Date, the Servicer shall provide a remittance report detailing all amounts being remitted pursuant to this Section 4.03(a).

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

Wells Fargo Bank, NA

San Francisco, CA

ABA#: 121-000-248

Account Name: Corporate Trust Clearing

Account Number: 3970771416

For further credit to: 53137600, HomeBanc 2007-1

(b) Statements to Master Servicer and Securities Administrator. The Servicer shall furnish to Master Servicer an individual loan accounting report, as of the last Business Day of each

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month, in the Servicer’s assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Master Servicer no later than the fifth Business Day of the following month on a disk or tape or other computer-readable format in such format as may be mutually agreed upon by both Master Servicer and Servicer, and no later than the fifth Business Day of the following month in hard copy, and shall contain the following:

(i) With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.02(d));

(ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(iii) the amount of servicing compensation received by the Servicer during the prior distribution period;

(iv) the aggregate Scheduled Principal Balance of the Mortgage Loans;

(v) the aggregate of any expenses reimbursed to the Servicer during the prior distribution period pursuant to Section 4.02(e); and

(vi) The number and aggregate Outstanding Principal Balances of Mortgage Loans (a) Delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more and (4) 180 days or more and charged-off; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

The Servicer shall provide a monthly remittance report to the Master Servicer in a mutually agreeable format. The Servicer shall also provide a default report containing the information specified in Exhibit E attached hereto with each such report.

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Master Servicer and the Securities Administrator pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer and the Securities Administrator with such information as may be requested by it and required for the completion of any tax reporting responsibility of the Securities Administrator within such reasonable time frame as shall enable the Securities Administrator to timely file each Schedule Q (or other applicable tax report or return) required to be filed by it.

(c) Monthly Advances by Servicer. Not later than the close of business on the Business Day preceding each Servicer Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.03(a), of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Net Mortgage Rate, which were due on a

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Mortgage Loan and delinquent at the close of business on the related Determination Date; provided, however, that the Servicer may use the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account to make such Monthly Advances. The Servicer shall deposit any portion of the Amount Held for Future Distribution used to pay Monthly Advances into the Custodial Account on any future Servicer Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Master Servicer on such Servicer Remittance Date are less than the amount of payments required to be made to the Master Servicer on such Servicer Remittance Date.

The “Amount Held for Future Distribution” as to any Servicer Remittance Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and Principal Prepayments received or made in the month of such Servicer Remittance Date, and (ii) payments which represent early receipt of Monthly Payments of principal and interest due on a date or dates subsequent to the related Due Date.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Servicer Remittance Date prior to the date on which the Mortgaged Property liquidates (including Insurance Proceeds, proceeds from the sale of REO Property or Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such advance to be a Nonrecoverable Advance. In such event, the Servicer shall deliver to the Master Servicer an Officer’s Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable.

(d) Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property, the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure or the charge off of a Mortgage Loan that is 180 days Delinquent, the Servicer shall submit to the Trustee and the Master Servicer a monthly liquidation report with respect to such Mortgaged Property. The Servicer shall also provide reports on the status of REO Property containing such information as the Trustee may reasonably request.

(e) Credit Reporting. For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.

Section 4.04. General Servicing Procedures.

(a) Transfers of Mortgaged Property. The Servicer will, to the extent it has actual knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the

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extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy or Lender Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on- sale” clause, the Servicer will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 4.04(a), the Servicer, with the prior consent of the Master Servicer, the Trustee and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Servicer. With respect to an assumption or substitution of liability, the Mortgage Rate borne by the related Mortgage Note, the amount of the Monthly Payment and the maturity date may not be changed (except pursuant to the terms of the Mortgage Note). If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Servicer shall notify the Master Servicer and the Trustee that any such substitution of liability or assumption agreement has been completed and shall forward to the Custodian the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 4.04(a), the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

(b) Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Master Servicer by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.02(d) have been or will be so deposited, and the Servicer shall request delivery to it of the portion of the Mortgage File held by the Custodian in accordance with the provisions of Section 5.12.

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In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Trustee on behalf of the Trust may have under the mortgage instruments, the Servicer, upon written demand, shall remit within two (2) Business Days to the Trust the then Outstanding Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Servicer Fidelity Bond and the Servicer Errors and Omissions Insurance Policy insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

(c) Servicing Compensation. As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account (to the extent of interest payments collected on the Mortgage Loans) or to retain from interest payments collected on the Mortgage Loans, the Servicing Fee, subject to Compensating Interest Payments. Additional servicing compensation in the form of assumption fees, as provided in Section 4.04(a), and late payment charges or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. No Servicing Fee shall be payable in connection with partial Monthly Payments. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

Section 4.05. Representations, Warranties and Agreements.

(a) Representations, Warranties and Agreements of the Servicer. The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor, the Seller, the Trustee and the Securities Administrator, as of the Closing Date:

(i) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has all licenses necessary to carry out its business as now being conducted; the Servicer has the full power and authority and legal right to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and any agreements contemplated hereby, and this Agreement and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms;

(ii) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

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(iii) No Conflicts. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer’s charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or their properties are subject;

(iv) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(v) No Litigation Pending. There is no litigation, suit, proceeding or investigation pending or, to the best of the Servicer’s knowledge, threatened, or any order or decree outstanding, with respect to the Servicer which, either in any one instance or in the aggregate, is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

(vi) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(vii) Servicing Practices. The servicing practices used by the Servicer have been legal and in accordance with applicable laws and regulations and the mortgage loan documents, and in all material respects proper and prudent in the mortgage servicing business. Each Mortgage Loan has been serviced in all material respects with Accepted Servicing Practices. With respect to escrow deposits and payments that the Servicer, on behalf of the Trust, is entitled to collect, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(viii) Ability to Service. The Servicer is equipped with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and

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Freddie Mac and no event has occurred which would make Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(ix) Servicing Fee. The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement; and

(x) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

(b) Remedies for Breach of Representations and Warranties of the Servicer. It is understood and agreed that the representations and warranties set forth in Sections 4.05(a) shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Master Servicer and the Trustee. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

Within sixty (60) days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 4.05(a) which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign its rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer.

In addition, the Servicer shall indemnify all other parties to this Agreement and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in Section 4.05(a).

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 4.05(a) shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer or the Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Master Servicer or the Trustee for compliance with this Agreement.

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(c) Additional Indemnification by the Servicer. The Servicer shall indemnify the Master Servicer, the Trust, the Delaware Trustee, the Trustee, and the Securities Administrator and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement. The Servicer shall immediately notify the Master Servicer, the Trustee and the Securities Administrator if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. The Servicer shall be reimbursed promptly from the Custodial Account for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to this Section 4.05(c), the failure of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement, the breach of a representation or warranty set forth in Section 4.05(a) or the gross negligence, bad faith or willful misconduct of the Servicer.

Section 4.06. The Servicer.

(a) Merger or Consolidation of the Servicer. The Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person, or the parent company of such successor or surviving Person, shall be an institution (i) having a generally accepted accounting principles (“GAAP”) net worth not less than $25,000,000, (ii) which is a HUD-approved mortgagee whose primary business is in origination and servicing of residential mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/servicer in good standing; provided, however, that if such successor or surviving Person does not have a GAAP net worth of at least $25,000,000, the parent company of such successor or surviving Person shall act as guarantor with respect to such successor’s obligations under this Agreement.

(b) Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the Depositor, the Trustee or the Securities Administrator for any action taken or for

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refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement (except to the extent otherwise covered by Section 4.05(c)). The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Custodial Account for the reasonable legal expenses and costs of such action.

The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified and held harmless by the Trust against any and all Liabilities incurred in connection with any legal action relating to this Agreement or the Certificates, except to the extent such Liabilities resulted from or arose out of the negligence, bad faith or willful misfeasance in the performance of the Servicer’s (or any director, officer, employee or agent of the Servicer) duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

(c) Limitation on Resignation and Assignment by the Servicer. The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer and the Trustee, which Opinion of Counsel shall be in form and substance acceptable to each of them. No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 4.08.

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Seller, Master Servicer and Trustee have acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, other than in the normal course of business, without the prior written approval of the Seller, the Master Servicer and the Trustee, which consent shall not be unreasonably withheld; provided that the Servicer may assign the Agreement and the servicing hereunder without the consent of the Seller, the Master Servicer and the Trustee to an affiliate of the Servicer to which all servicing of the Servicer is assigned so long as (i) such affiliate is a Fannie Mae and Freddie Mac approved servicer and (ii) if it is intended that such affiliate be spun off to the shareholders of the

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Servicer, such affiliate has a GAAP net worth of at least $25,000,000 and (iii) such affiliate shall deliver to the Seller, the Master Servicer and the Trustee a certification pursuant to which such affiliate shall agree to be bound by the terms and conditions of this Agreement and shall certify that such affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing.

Without in any way limiting the generality of this Section 4.06(c), in the event that the Servicer shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the then such parties shall have the right to terminate this Agreement, without any payment of any penalty or damages and without any liability whatsoever to the Servicer (other than with respect to accrued but unpaid Servicing Fees and Servicing Advances remaining unpaid) or any third party. Nothing in this Section shall restrict the right of the Servicer to cause the Mortgage Loans to be subserviced as provided in this Agreement.

(d) Successor Servicers. The provisions of Sections 4.06(a), (b) and (c) shall apply to any successor to the Servicer hereunder.

Section 4.07. Termination for Cause.

Any of the following occurrences shall constitute an event of default (each, a “Servicer Event of Default”) on the part of the Servicer:

(i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day; or

(ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than with respect to Section 8.01, Section 8.02, Section 8.03 or Section 8.04(b)(ii)) which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer and the remedial period provided for herein has expired; or

(iii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

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(v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

(vii) the Servicer ceases to be approved by either Fannie Mae or Freddie Mac as a mortgage loan seller or servicer for more than thirty (30) days; or

(viii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Master Servicer, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(ix) the Servicer fails to meet the eligibility criteria set forth in the last sentence of Section 4.06(a); or

(x) failure by the Servicer to duly perform its obligations under Section 8.01, Section 8.02, Section 8.03 or Section 8.04(b)(ii) within the required time period set forth in such Sections.

Then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Master Servicer, by notice in writing to the Servicer, in addition to whatever rights the Master Servicer may have under Sections 3.03 and 4.05(c) and at law or equity or to damages, including injunctive relief and specific performance, may, and shall, if so directed by the Majority Certificateholders, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 4.08. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense. The Servicer agrees to cooperate with the Master Servicer and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

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By a written notice, the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.08. Successor to Servicer. Prior to termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 4.06(c), 4.07 and 5.09, the Master Servicer shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 4.06(a) hereof acceptable to the Rating Agencies, as evidenced by a letter from each Rating Agency to the effect that such an appointment will not result in a qualification, withdrawal or downgrade of the then current rating of any of the Certificates, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Master Servicer and such successor shall agree. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 4.05(a) and the remedies available to the Master Servicer and the Trustee under Sections 4.05(b) and 4.05(c), it being understood and agreed that the provisions of such Sections 4.05(a), 4.05(b) and 4.05(c) shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Master Servicer an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 4.06(c), 4.07 or 5.09 shall not affect any claims that the Master Servicer may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities,

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obligations and liabilities of the Servicer. Within ten (10) Business Days of the execution and delivery of such instruments, the successor shall reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify by mail the Trustee, the Master Servicer, the Securities Administrator, the Seller and the Depositor of such appointment.

Section 4.09. Subservicers and Subservicing Agreements.

(a) The Mortgage Loans may be subserviced by a Subservicer on behalf of the Servicer provided that the Subservicer is an entity that engages in the business of servicing loans, and in either case shall be authorized to transact business, and licensed to service mortgage loans, in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the related subservicing agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation and its licenses to service mortgage loans, in each jurisdiction in which such qualifications and/or licenses are or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related subservicing agreement. The Servicer may perform any of its servicing responsibilities hereunder or may cause a Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer. The Servicer shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer’s fee shall not exceed the Servicing Fee. The Servicer shall notify the Master Servicer promptly in writing upon the appointment of any Subservicer.

(b) At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the Mortgage Loans itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated and if requested to do so by the Master Servicer, the Servicer shall at its own cost and expense terminate the rights and responsibilities of any Subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Servicer’s own funds without reimbursement from the Trust.

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(c) Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Master Servicer and the Trustee shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer, except that the Trustee shall have such claims or rights that arise as a result of any funds held by a Subservicer in trust for or on behalf of the Trust. Notwithstanding the execution of any subservicing agreement, the Servicer shall not be relieved of any liability hereunder and shall remain obligated and liable for the servicing and administration of the Mortgage Loans.

(d) Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and Servicer alone, and none of the Master Servicer, the Delaware Trustee, the Trustee, the Depositor or the Trust shall have any obligations, duties or liabilities with respect to any Subservicer including any obligation, duty or liability of such parties to pay the Subservicer’s fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

ARTICLE V

ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

BY THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR

Section 5.01. Duties of the Master Servicer; Representations and Warranties.

(a) For and on behalf of the Trust, the Trustee and the Certificateholders, the Master Servicer shall master service the Mortgage Loans from and after the Closing Date in accordance with the provisions of this Article V. The Master Servicer hereby represents and warrants to the Depositor, the Trust, the Trustee, the Securities Administrator and the Servicer, as of the Closing Date, that:

(i) it is validly existing and in good standing as a federally chartered national banking association and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

(ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any

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administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi) no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer of residential mortgage loans for Fannie Mae, Freddie Mac and HUD;

(viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

(ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

(x) the Master Servicer has obtained a Master Servicer Errors and Omissions Insurance Policy and a Master Servicer Fidelity Bond in accordance with Section 5.02 each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder; and

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(xi) the information about the Master Servicer under the heading “The Master Servicer” in the Offering Documents relating to the Master Servicer does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

(b) It is understood and agreed that the representations and warranties set forth in this Section 5.01 shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Seller, the Depositor, the Trust, the Delaware Trustee, the Trustee, the Securities Administrator and the Servicer and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer’s representations and warranties contained in this Section 5.01. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the foregoing parties as provided in this Section constitutes the sole remedy (other than as set forth in Section 9.01) of such parties respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by the Seller, the Depositor, the Trustee, the Securities Administrator or the Servicer or notice thereof by any one of such parties to the other parties. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).

Section 5.02. Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

(a) The Master Servicer, at its expense, shall maintain in effect a Master Servicer Fidelity Bond and a Master Servicer Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The Master Servicer Errors and Omissions Insurance Policy and the Master Servicer Fidelity Bond shall be in such form and amount that would be consistent with coverage customarily maintained by master servicers of mortgage loans similar to the Mortgage Loans and shall by its terms not be cancelable without thirty days’ prior written notice to the Trustee. The Master Servicer shall provide the Depositor and the Trustee, upon request, with a copy of such policy and fidelity bond. The Master Servicer shall (i) require the Servicer to maintain a Servicer Errors and Omissions Insurance Policy and a Servicer Fidelity Bond in accordance with the provisions of Section 4.02(l) of this Agreement, (ii) cause the Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master

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Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in Section 4.02(l) of the Agreement, and (iii) furnish copies of such policies and of the certificates and notices referred to in clause (ii) to the Trustee upon request.

(b) The Master Servicer shall promptly report to the Trustee and the Securities Administrator any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish either such party, on request, certificates evidencing that such bond and insurance policy are in full force and effect. The Master Servicer shall promptly report to the Trustee and the Securities Administrator all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Trustee and the Securities Administrator. Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Securities Administrator for deposit into the Collection Account. Any amounts relating to the Mortgage Loans collected by the Servicer under any such bond or policy shall be remitted to the Master Servicer.

Section 5.03. Master Servicer’s Financial Statements and Related Information. For each year this Agreement is in effect, the Master Servicer shall deliver to the Securities Administrator, the Trustee, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to May 31 of each year, beginning May 31, 2008. Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid-in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

Section 5.04. Power to Act; Procedures.

(a) The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article XI; provided that the Master Servicer shall not take, or knowingly permit the Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust, the Trustee or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trust, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust, the Trustee and the Certificateholders in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or knowingly permit any Servicer to make any modification, waiver or amendment of any term of any Mortgage Loan that would cause an Adverse REMIC Event. Without limiting the generality of the foregoing, the Master Servicer in its own name, and the Servicer, to the extent such authority is delegated to such Servicer under

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this Agreement, is hereby authorized and empowered by the Trustee when the Master Servicer or such Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices, to execute and deliver, on behalf of itself and the Certificateholders, the Securities Administrator, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, upon request, with any powers of attorney (on the standard form used by the Trustee) empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service the Mortgage Loans and carry out its duties hereunder, and to allow the Servicer to service the Mortgage Loans in each case in accordance with Accepted Servicing Practices (and the Trustee or the Securities Administrator shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, then upon request of the Trustee, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 7.10 of this Agreement. In no event shall the Master Servicer, without the Trustee’s written consent: (i) initiate any action, suit or proceeding solely under the Trustee’s name without indicating the Master Servicer’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. The Master Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

(b) In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures and exercise the same care that it customarily employs and exercises in master servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with this Agreement.

Section 5.05. Enforcement of Servicer’s and Master Servicer’s Obligations.

(a) The Master Servicer shall not be required to (i) take any action with respect to the servicing of any Mortgage Loan that the Servicer is not required to take under this Agreement and (ii) cause the Servicer to take any action or refrain from taking any action if this Agreement does not require the Servicer to take such action or refrain from taking such action.

(b) The Master Servicer, for the benefit of the Trust, the Trustee and the Certificateholders, shall enforce the obligations of the Servicer hereunder, and shall, in the event

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that the Servicer fails to perform its obligations in accordance herewith, terminate the rights and obligations of the Servicer hereunder and either act as servicer of the related Mortgage Loans or cause other parties hereto to either assume the obligations of the Servicer under this Agreement (or agree to execute and deliver a successor servicing or subservicing agreement with a successor servicer). Such enforcement, including, without limitation, the legal prosecution of claims, termination of servicing or subservicing rights and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed, and then, (iii) to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, from the Collection Account.

Section 5.06. Collection Account.

(a) On the Closing Date, the Master Servicer shall open and shall thereafter maintain a segregated account held in trust in the name of the Trustee (the “Collection Account”), entitled “Collection Account, U.S. Bank National Association, as Trustee, in trust for Holders of the HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates.” The Collection Account shall relate solely to the Certificates issued pursuant to this Agreement, and funds deposited in the Collection Account shall not be commingled with any other monies.

(b) The Collection Account shall be an Eligible Account. If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within ten (10) days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

(c) The Master Servicer shall give to the Securities Administrator and the Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account. The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Trustee. On each Distribution Date, the entire amount on deposit in the Collection Account relating to the Mortgage Loans (subject to permitted withdrawals set forth in Section 5.07), other than amounts not included in the Group I Available Distribution Amount, Group II Interest Funds or Group II Principal Funds to be paid to Certificateholders for such Distribution Date, shall be applied to make the requested payment of principal and/or interest on each Class of Certificates.

(d) The Master Servicer shall deposit or cause to be deposited in the Collection Account on the earlier of the applicable Distribution Date and one Business Day following receipt thereof, the following amounts received or payments made by the Master Servicer (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) all remittances from the Custodial Account to the Master Servicer pursuant to Section 4.03;

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(ii) all Monthly Advances made by the Servicer or the Master Servicer pursuant to Section 6.11 hereof and any payment in respect of Prepayment Interest Shortfalls paid by the Master Servicer pursuant to Section 5.16 hereof; and

(iii) the Purchase Price of any Mortgage Loan repurchased by the Depositor or the Seller during the related Prepayment Period or any other Person and any Substitution Amount related to any Qualifying Substitute Mortgage Loan.

(e) Funds in the Collection Account may be invested by the Master Servicer in Eligible Investments selected by and at the written direction of the Master Servicer, which shall mature not later than one Business Day prior to the next Distribution Date (or on the Distribution Date with respect to any Eligible Investment of the Master Servicer or any other fund managed or advised by it or any Affiliate) and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Master Servicer in trust for the benefit of the Trustee and the Certificateholders. All income and gain net of the Trustee Fee, the Custodian Fee and any losses realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time, subject to Section 5.07 and shall not be part of the Trust. The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the Servicer, as applicable, as additional servicing compensation. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account.

Section 5.07. Application of Funds in the Collection Account. The Master Servicer shall withdraw funds from the Collection Account for payments to the Certificate Account pursuant to Section 6.07. In addition, the Master Servicer may prior to making the payments pursuant to Section 6.07 from time to time make withdrawals from the Collection Account for the following purposes:

(i) to pay to the Trustee, the Trustee Fee, to pay to the Custodian, the Custodian Fee and to pay the Delaware Trustee, the Delaware Trustee Fee, in each case on the Distribution Date each year in the month in which such Trustee Fee, Delaware Trustee Fee and the Custodian Fee, as applicable, are due and payable pursuant to the terms of the respective fee letter agreements with the Trustee, the Custodian and the Delaware Trustee, but only to the extent of income earned on the funds on deposit in the Collection Account;

(ii) to reimburse the Master Servicer or the Servicer, as applicable, for any previously unreimbursed Monthly Advances or Servicing Advances made by any such

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party, such right to reimbursement pursuant to this subclause (ii) being limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds, Condemnation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the applicable Servicing Fee) of payments of principal or interest respecting which any such Monthly Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(iii) to reimburse the Master Servicer or the Servicer following a final liquidation of a Mortgage Loan for any previously unreimbursed Monthly Advances made by any such party (A) that such party determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds with respect to such Mortgage Loan and/or (B) to the extent that such unreimbursed Monthly Advances exceed the related Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, it being understood, in the case of each such reimbursement, that the Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(iv) to reimburse the Master Servicer or the Servicer from Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section 4.02(n) in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, to pay to the Master Servicer or the Servicer out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(v) to pay to the Depositor or the Seller or any other Person, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not paid on the date on which the related repurchase was effected, and to pay to the applicable party any Monthly Advances and Servicing Advances to the extent specified in the definition of Purchase Price;

(vi) to the extent not paid by the Servicer, to pay any insurance premium with respect to a Mortgage Loan;

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(vii) to pay to the Master Servicer income earned on the investment of funds on deposit in the Collection Account net of amounts paid to the Trustee, the Custodian and the Delaware Trustee in accordance with subsection (i) above;

(viii) to make payment to the Master Servicer, the Securities Administrator, the Servicer, the Delaware Trustee, the Trustee, the Custodian and others pursuant to any provision of any Operative Agreement;

(ix) to withdraw funds deposited in error in the Collection Account;

(x) to clear and terminate the Collection Account pursuant to Article IX; and

(xi) to reimburse a successor master servicer (solely in its capacity as successor master servicer), for any fee or advance occasioned by a termination of the Master Servicer and the assumption of such duties by the Trustee as successor master servicer or a successor master servicer appointed by the Trustee pursuant to Section 9.01, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of such successor master servicer or the Trustee thereto shall be prior to the rights of the Certificateholders.

In connection with withdrawals pursuant to subclauses (ii) through (iv) above, the Master Servicer’s or the Servicer’s or such other Person’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclauses.

Section 5.08. Reports to Trustee and Certificateholders.

(a) On each Distribution Date, the Securities Administrator shall make available to the Trustee and each Certificateholder a report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicer):

(i) the aggregate amount of distributions to be made on such Distribution Date to the Holders of each Class of Certificates, to the extent applicable, allocable to principal on the Mortgage Loans, including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal;

(ii) the aggregate amount of the distributions to be made on such Distribution Date to the Holders of each Class of Certificates allocable to interest and the calculation thereof;

(iii) the amount, if any, of any distributions to the Holders of the Class II-X and Class R Certificates;

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(iv) (A) the aggregate amount of any Monthly Advances required to be made by or on behalf of the Servicer (or the Master Servicer) with respect to such Distribution Date, (B) the aggregate amount of such Monthly Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

(v) the aggregate amount of unreimbursed Monthly Advances outstanding with respect to such Distribution Date;

(vi) the aggregate amount of Nonrecoverable Advances with respect to such Distribution Date;

(vii) the total number of Mortgage Loans in the Trust and by Mortgage Pool, the aggregate Scheduled Principal Balance of all the Mortgage Loans as of the close of business on the last day of the related Collection Period, after giving effect to distributions allocated to principal reported under clause (i) above;

(viii) the Class Principal Amount of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to distributions allocated to principal reported under clause (i) above;

(ix) the amount of any Realized Losses incurred with respect to the Mortgage Loans in the Trust and by Mortgage Pool (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

(x) the amount of the Servicing Fee paid during the Collection Period to which such payment relates;

(xi) the number and aggregate Scheduled Principal Balance of Mortgage Loans in the Trust and by Mortgage Pool, as reported to the Securities Administrator by the Servicer, (a) remaining outstanding, (b) Delinquent 30 to 59 days on a contractual basis, (c) Delinquent 60 to 89 days on a contractual basis, (d) Delinquent 90 or more days on a contractual basis, (e) 180 days or more Delinquent and charged off; (f) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs, (g) in bankruptcy and (h) that are REO Properties (using the Mortgage Bankers Association (MBA) method to calculate delinquencies);

(xii) the aggregate Scheduled Principal Balance of any Mortgage Loans (in the aggregate and by Mortgage Pool and/or Loan Group) with respect to which the related Mortgaged Property became an REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

(xiii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan and of each Qualifying Substitute Mortgage Loan;

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(xiv) the aggregate outstanding Prepayment Interest Shortfalls and Carryforward Interest, if any, for each Class of Certificates, after giving effect to the distributions made on such Distribution Date;

(xv) the Group I Certificate Interest Rate and the Group II Certificate Interest Rate applicable to such Distribution Date with respect to each Class of the Group I and Group II Certificates, respectively;

(xvi) the Group II Interest Funds, the Group II Principal Funds and the Group II Principal Distribution Amount applicable to such Distribution Date;

(xvii) the Group I Available Funds for Loan Group I-1, Loan Group I-2 and Loan Group I-3 applicable to such Distribution Date;

(xviii) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Collection Account and the amounts actually paid);

(xix) any Group II Overcollateralization Deficiency after giving effect to the payments made on such Distribution Date;

(xx) any applicable determination dates for calculating distributions and actual Distribution Dates for the Collection Period;

(xxi) the amount of cashflows received and the sources thereof for distributions, fees and expenses;

(xxii) the amount of fees and expenses accrued and paid, the purpose of such fees and expenses and the identification of each payee, including the amount of fees paid to the Trustee, the Custodian, the Master Servicer, the Securities Administrator and the Servicer for such Distribution Date;

(xxiii) the amount of payments accrued and paid with respect to any credit enhancement and support for the Trust, the purpose of such payments and the identification of each payee;

(xxiv) the amount of excess cash flow or excess spread and the disposition of such excess cash flow or excess spread;

(xxv) delinquency and loss information for the distribution period with respect to the Mortgage Loans in the Trust and by Mortgage Pool;

(xxvi) the number of properties and the unpaid principal balance with respect to each property relating to defaulted Mortgage Loans in the Trust Estate;

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(xxvii) the beginning and ending balances of the Certificate Account, Collection Account and any material account activity during the related period;

(xxviii) any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the Collection Period or that have cumulatively become material over time; and

(xxix) information on whether a Group II Delinquency Event or a Group II Cumulative Loss Trigger Event has occurred.

In the case of information furnished pursuant to subclauses (i), (ii) and (ix) above, the amounts shall (except in the case of the report delivered to the holder of the Class R Certificate) be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

The Securities Administrator will make such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) available each month to the Rating Agencies and Certificateholders via the Securities Administrator’s website. The Securities Administrator’s website can be accessed at www.ctslink.com. Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600. Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator’s customer service desk, and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

The foregoing information and reports shall be prepared and determined by the Securities Administrator based solely on Mortgage Loan data provided to the Securities Administrator by the Master Servicer (in a format agreed to by the Securities Administrator and the Master Servicer) no later than 12:00 p.m. (noon) Eastern Standard Time four Business Days prior to the Distribution Date. In preparing or furnishing the foregoing information, the Securities Administrator and the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by the Servicer, and neither the Securities Administrator nor the Master Servicer shall be obligated to verify, recompute, reconcile or recalculate any such information or data. The Securities Administrator, the Trustee, the Custodian and the Master Servicer shall be entitled to conclusively rely on the Mortgage Loan data provided to the Master Servicer and shall have no liability for any errors in such Mortgage Loan data.

(b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee shall be forwarded promptly to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide), to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem

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necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholder for actual expenses incurred in providing such reports and access.

(c) Within ninety (90) days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Securities Administrator shall have prepared and shall make available to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to the Certificateholders pursuant to Section 5.08(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust. The Securities Administrator shall be deemed to have satisfied such requirement if it forwards such information in any other format permitted by the Code. The Master Servicer shall provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

(d) The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to Certificateholders. The Master Servicer shall provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports (and the Securities Administrator may rely solely upon such information).

Section 5.09. Termination of Servicer; Successor Servicers.

(a) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer upon the occurrence of a Servicer Event of Default as set forth in Section 4.07; provided, however, that in the event of termination of the Servicer, the Master Servicer shall provide for the servicing of the Mortgage Loans by a successor servicer as provided in Section 4.08.

The parties acknowledge that notwithstanding the preceding sentence, there may be a transition period, not to exceed 90 days, in order to effect the transfer of servicing to a successor servicer. The Master Servicer shall be entitled to be reimbursed by the Servicer (or by the Trust, if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data, as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

(b) If the Master Servicer acts as a successor Servicer, it shall not assume liability for the representations and warranties of the Servicer that it replaces. The Master Servicer shall use reasonable efforts to have a successor Servicer assume liability for the representations and warranties made by the terminated Servicer and in the event of any such assumption by the successor servicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

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(c) If the Master Servicer acts as a successor Servicer, it will have no obligation to make a Monthly Advance if it determines in its reasonable judgment that such Monthly Advance would constitute a Nonrecoverable Advance.

Section 5.10. Master Servicer Liable for Enforcement. The Master Servicer shall use commercially reasonable efforts to ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall use commercially reasonable efforts to enforce the provisions of Article IV for the benefit of the Certificateholders. The Master Servicer shall be entitled to enter into any agreement with any Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification. Except as expressly set forth herein, the Master Servicer shall have no liability for the acts or omissions of the Servicer in the performance by such Servicer of its obligations under Article IV.

Section 5.11. Assumption of Master Servicing by Trustee.

(a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicer Event of Default under Section 9.01 of this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of master servicing to the assuming party.

Section 5.12. Release of Mortgage Files.

(a) Upon (i) becoming aware of the payment in full of any Mortgage Loan or (ii) the receipt by the Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Servicer shall promptly notify the Trustee (or the Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 5.06 have been or will be so deposited) of a Servicing Officer and shall deliver a Request for Release in the form of Exhibit Seven to the Custodial Agreement to the Trustee or the Custodian with respect to such

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Mortgage Loan. Upon receipt of such certification and Request for Release, the Trustee or the Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee or the Custodian, shall, upon request of the Master Servicer or of the Servicer, as applicable, and delivery to the Trustee or the Custodian, of a Request for Release signed by a Servicing Officer, release the related Mortgage File held in its possession or control to the Master Servicer (or the Servicer, as applicable). Such trust receipt shall obligate the Master Servicer or the Servicer, as applicable, to return the Mortgage File to the Trustee or the Custodian, as applicable, when the need therefor by the Master Servicer or the Servicer, as applicable, no longer exists unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

(c) At any time that the Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall, if required, be followed by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Seller and the related Mortgage Note shall be endorsed either in blank or without recourse by the Trustee and be returned to the Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall, if required, be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the Servicer.

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Section 5.13. Documents, Records and Funds in Possession of Master Servicer to be Held for Trustee.

(a) The Master Servicer shall transmit, or cause the Servicer to transmit, to the Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or the Custodian. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or the Servicer as Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer’s right to retain or withdraw amounts provided in this Agreement and to the right of the Servicer to retain its Servicing Fee and other amounts as provided herein. The Master Servicer shall, and shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such office and corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, shall be held by the Master Servicer or by the Servicer for and on behalf of the Trustee as the Trustee’s agent and bailee for purposes of perfecting the Trustee’s security interest therein as provided by relevant Uniform Commercial Code or laws; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement and shall be authorized to remit such funds to the Securities Administrator in accordance with this Agreement.

(c) The Servicer and the Master Servicer each hereby acknowledges that concurrently with the execution of this Agreement, the Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from the Seller to the Depositor not to constitute a sale, the Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds and investment property now or hereafter held by, or under the control of, the Servicer or the Master Servicer that are collected by the Servicer or the Master Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which the Servicer or the Master Servicer is entitled to hereunder); and the Servicer and the Master Servicer each agrees that so long as the Mortgage Loans are assigned to and held by the Trustee or the Custodian, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or the Servicer shall be held by the

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Master Servicer or the Servicer for and on behalf of the Trustee as the Trustee’s agent and bailee for purposes of perfecting the Trustee’s security interest therein as provided by the applicable Uniform Commercial Code or other applicable laws.

(d) The Master Servicer agrees that it shall not, and shall not authorize the Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any Custodial Account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to or for the benefit of the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

Section 5.14. Opinion. On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Trustee, the Securities Administrator and the Servicer one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor, as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

Section 5.15. Trustee To Retain Possession of Certain Insurance Policies and Documents. The Trustee (or the Custodian on behalf of the Trustee) shall retain possession and custody of the originals of the primary mortgage insurance policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts payable in respect of the Certificates have been paid in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or the Custodian) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause the Servicer to deliver to the Trustee (or the Custodian), upon the execution or receipt thereof the originals of the primary mortgage insurance policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer or the Servicer from time to time.

Section 5.16. Compensation to the Master Servicer. Pursuant to Sections 5.06(e) and 6.07(f)(ii), all income and gain realized from any investment of funds in the Collection Account and the Certificate Account shall be for the benefit of the Master Servicer as compensation net of the sum of the Trustee Fee and the Custodian Fee payable by the Master Servicer to the Trustee and the Custodian, respectively, on behalf of the Trust, as provided in Section 5.07. Notwithstanding the foregoing, the Master Servicer shall deposit in the Collection Account, on or before the related Distribution Date, an amount equal to the lesser of (i) its master servicing compensation with respect to such Distribution Date and (ii) the amount of any Compensating Interest Payment required to be paid by the Servicer with respect to such Distribution Date pursuant to this Agreement, but which is not paid by the Servicer on its behalf. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

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Section 5.17. Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved (or that have an Affiliate that is qualified and approved) seller/servicer of residential mortgage loans for Fannie Mae, Freddie Mac and HUD and shall have a net worth of not less than $25,000,000.

Section 5.18. Resignation of Master Servicer. Except as otherwise provided in Sections 5.17 and this Section 5.18 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

Section 5.19. Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder, unless the Trustee and the Depositor shall have consented to such action; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 5.16 hereof, shall thereafter be payable to such successor master servicer.

Section 5.20. Limitation on Liability of the Master Servicer and Others.

(a) The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

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(b) No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

(c) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be entitled to indemnification by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or any other Operative Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 5.07.

Section 5.21. Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Trust, the Delaware Trustee, the Trustee and the Servicer and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Depositor, the Trust, the Delaware Trustee, the Trustee or the Servicer may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement. The Depositor, the Trust, the Delaware Trustee, the Trustee and the Servicer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement, the Mortgage Loans entitling the Depositor, the Trust, the Delaware Trustee, the Trustee or the Servicer to indemnification under this Section 5.21,

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whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. The failure to provide such immediate notice shall not affect the Master Servicer’s obligation pursuant to this Section 5.21 to indemnify the Depositor, the Trust, the Delaware Trustee, the Trustee and the Servicer, except to the extent that the Master Servicer is materially prejudiced by such failure to notify.

Section 5.22. Alternative Index. In the event that the Index for any Mortgage Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Servicer shall select an alternative index, which in all cases shall be an index that constitutes a qualified rate on a regular interest under the REMIC Provisions, in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

Section 5.23. Transfer of Servicing. The Servicer agrees that it shall provide written notice to the Master Servicer and the Trustee thirty days prior to any proposed transfer or assignment by the Servicer of the servicing of the Mortgage Loans. In addition, the ability of the Servicer to transfer or assign the servicing hereunder to a successor servicer shall be subject to the following conditions:

(i) Receipt of written consent of the Master Servicer to such transfer, which consent shall not be unreasonably withheld;

(ii) Such successor servicer must satisfy the servicer eligibility standards set forth in Section 4.06(a);

(iii) Such successor servicer must execute and deliver to the Master Servicer and the Trustee an agreement, in form and substance reasonably satisfactory to the Master Servicer and the Trustee, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer;

(iv) At the time of the transfer, there must be delivered to the Trustee a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates; and

(v) The Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage

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Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Servicer Remittance Date but before the next succeeding Distribution Date, to the Securities Administrator, all funds held by the prior Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.

Section 5.24. Compliance with Safeguarding Customer Information Requirements. The Master Servicer has implemented and will maintain security measures designed to meet the objectives of the Guidelines.

Section 5.25. REO Property.

(a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not permit the Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as “foreclosure” property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any “income from non-permitted assets” within the meaning of section 860F(a)(2) of the Code or any “net income from foreclosure property” which is subject to tax under the REMIC Provisions unless the Master Servicer has advised, or has caused the Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

(b) The Master Servicer shall make, or shall cause the applicable Servicer to make, reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Master Servicer shall, or shall cause the Servicer to, dispose of any REO Property within three years from the end of the calendar year of its acquisition by the Trust unless the Trustee has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Trustee has received such an extension, then (a) the Trustee shall provide a copy of such extension

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to the Master Servicer and (b) the Trustee, or the Master Servicer, acting on its behalf hereunder, shall, or shall cause the Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If the Trustee has not received such an extension and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, or the Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust or if the Trustee has received such an extension, and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Master Servicer shall, or shall cause the Servicer to, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Master Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE VI

THE CERTIFICATES; DEPOSITS AND

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 6.01. The Certificates.

The Certificates shall be substantially in the forms attached as Exhibit A hereto. The Certificates shall be issuable in registered form, in the minimum denominations per Class set forth in the Preliminary Statement and, to the extent applicable, in integral multiples of $1 in excess thereof.

Subject to Section 10.03 hereof respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately Group I Available Funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Securities Administrator not later than the applicable Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Amount of any Class of Certificates or (B) Certificates of any Class with aggregate principal denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized signatory of the Securities Administrator. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Securities Administrator by manual signature, and such countersignature upon any Certificate shall be

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conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Securities Administrator shall countersign the Certificates to be issued at the direction of the Depositor, or any Affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Securities Administrator on a continuous basis, an adequate inventory of specimen Certificates to facilitate transfers.

Section 6.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

(a) The Securities Administrator shall maintain, or cause to be maintained, a Certificate Register for the Trust in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator’s customary procedures.

(b) No Person shall transfer a Restricted Certificate unless such transfer (i) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, (ii) is exempt from the registration requirements under said Act and such state securities laws and (iii) is made in compliance with the provisions of this Section. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit B-1 (the “Transferor Certificate”) and deliver a letter

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in substantially the form of either Exhibit B-2 (the “Investment Letter”) or Exhibit B-3 (the “Rule 144A Letter”). The Depositor shall provide to any Holder of a Restricted Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Restricted Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Trustee, the Depositor, the Seller, the Servicer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (A) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (substantially in the form of Exhibit B-4, or in the event such ERISA-Restricted Certificate is a Residual Certificate substantially in the form of Exhibit B-6), to the effect that (i) such transferee is neither a Plan nor a person acting for, on behalf of, or with the assets of, any such Plan to effect such transfer, (ii) in the case of the Class I-1X, Class I-2A-2, Class I-2X, Class I-3A-2, Class I-3X, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1, Class II-M-2, or Class II-B Certificates, a representation that such Certificates have become the subject of an ERISA-Qualifying Underwriting and are rated at least “BBB-” or “Ba3” at the time of their acquisition or (iii) if the ERISA-Restricted Certificate, other than a Certificate listed in clause (ii) above, has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section (V)(e) of prohibited transaction class exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of ERISA-Restricted Certificates are covered under Sections I and III of PTCE 95-60; or (B) in the case of any such ERISA-Restricted Certificate presented for registration in the name of a Plan or a person acting for, on behalf of, or with the assets of, a Plan, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of any of the Trustee, the Securities Administrator, the Depositor, the Master Servicer, the Servicer, the Seller or the Trust, addressed to the Securities Administrator to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Securities Administrator, the Depositor, the Master Servicer, the Servicer or the Seller to any obligation in addition to those expressly undertaken in this Agreement. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee’s (including an initial acquirer’s) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an Opinion of Counsel or representation letter satisfactory to the Securities Administrator as described above shall be void and of no effect.

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To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(c) Each Person who has or who acquires any ownership interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

(i) Each Person holding or acquiring any ownership interest in a Residual Certificate shall be a Permitted Transferee.

(ii) No ownership interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred (except for an initial registration on the Closing Date of the transfer to the Depositor (or an Affiliate thereof), the Trustee or the Securities Administrator), and the Securities Administrator shall not register the transfer of any Residual Certificate (except for an initial registration on the Closing Date of the transfer to the Depositor (or an Affiliate thereof), the Trustee or the Securities Administrator) unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit of the Holder desiring to effect such transfer (a “Transferor Affidavit”) in the form attached hereto as Exhibit B-5 and an affidavit of the proposed transferee (a “Transferee Affidavit”) in the form attached hereto as Exhibit B-6.

(iii) Each Person holding or acquiring any ownership interest in a Residual Certificate shall agree (A) to obtain a Transferee Affidavit from any other Person to whom such Person attempts to Transfer its ownership interest in a Residual Certificate, (B) to obtain a Transferee Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Residual Certificate and (C) not to transfer its ownership interest in a Residual Certificate or to cause the transfer of an ownership interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv) Any attempted or purported transfer of any ownership interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not

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permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transferee Affidavit, Transferor Affidavit and either the Rule 144A Letter or the Investment Letter. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate.

(v) The Depositor shall promptly make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a transfer of an ownership interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Securities Administrator or the Depositor, to the effect that the elimination of such restrictions will not cause an Adverse REMIC Event. Each Person holding or acquiring any ownership interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02(d) in connection with transfer shall be at the expense of the parties to such transfers.

(e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall

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be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Principal Amount of the Book-Entry Certificates together advise the Securities Administrator and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Securities Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 6.03, the Securities Administrator may require the payment of

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a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04. Persons Deemed Owners.

The Securities Administrator and any agent of the Trustee and the Securities Administrator may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator nor any agent of the Securities Administrator shall be affected by any notice to the contrary.

Section 6.05. Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 6.06. Maintenance of Office or Agency.

Certificates may be surrendered for registration of transfer or exchange at the Corporate Trust Office of the Securities Administrator. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

Section 6.07. The Certificate Account.

(a) The Paying Agent shall establish and maintain on behalf of the Certificateholders, the Certificate Account entitled “Certificate Account, U.S. Bank National Association, as Trustee, in trust for Holders of the HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates.”

(b) The Certificate Account shall be an Eligible Account. If the Certificate Account ceases to be an Eligible Account, the Paying Agent shall establish a new Certificate Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Certificate Account into such new Certificate Account.

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(c) On each Master Servicer Remittance Date, the Master Servicer shall remit to the Paying Agent the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 5.07).

(d) Upon receipt, the Paying Agent shall deposit the amount received from the Master Servicer pursuant to subsection (c) of this Section 6.07 into the Certificate Account.

(e) Funds in the Certificate Account may be invested by the Paying Agent in Eligible Investments selected by and at the written direction of the Master Servicer, which shall mature not later than the related Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Certificateholders. All income and gain net of the Trustee Fee, the Custodian Fee, the Delaware Trustee Fee and any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Master Servicer and shall be subject to withdrawal by the Paying Agent for payment to the Master Servicer from time to time in accordance with subsection (f) below and shall not be part of the Trust. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.

(f) The Paying Agent shall withdraw funds from the Certificate Account for payments to Certificateholders in the manner specified in this Agreement. In addition, the Paying Agent may prior to making the payment pursuant to Section 6.08 from time to time make withdrawals from the Certificate Account for the following purposes:

(i) to the extent not reimbursed by the Master Servicer, to make payments to the Master Servicer pursuant to any provision of the Operative Agreements;

(ii) to pay to the Master Servicer income earned on the investment of funds on deposit in the Certificate Account;

(iii) to pay to the Delaware Trustee, the Trustee and the Custodian, amounts required to be reimbursed to them in accordance with the provisions of the Operative Agreements;

(iv) to withdraw funds deposited in error in the Certificate Account; and

(v) to clear and terminate the Certificate Account pursuant to Article IX.

Section 6.08. Distributions from the Certificate Account.

(a) Interest and principal (as applicable) on the Group I Certificates will be distributed monthly on each Distribution Date, commencing in April 2007, in an amount equal to the Group I Available Funds on deposit in the Distribution Account for such Distribution Date. On each Distribution Date, the Group I Available Funds on deposit in the Distribution Account shall be distributed as follows:

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(i) on each Distribution Date, the Group I Available Funds for Loan Group I-1 will be distributed to the Group I-1 Senior Certificates as follows:

first, to the Class I-1A-1, Class I-1A-2 and Class I-1X Certificates, on a pro rata basis, the Group I Accrued Interest on such Classes for such Distribution Date. As described below, accrued interest on the Class I-1A-1, Class I-1A-2 and Class I-1X Certificates is subject to reduction in the event of certain Group I Net Interest Shortfalls allocable thereto;

second, to the Class I-1A-1, Class I-1A-2 and Class I-1X Certificates, on a pro rata basis, any Group I Accrued Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group I Available Funds for Loan Group I-1; and

third, to the Class I-1A-1 Certificates and Class I-1A-2 Certificates, on a pro rata basis, in reduction of the Class Principal Amount thereof, the Group I Senior Optimal Principal Amount for the Group I-1 Senior Certificates for such Distribution Date to the extent of remaining Group I Available Funds for Loan Group I-1, until the Class Principal Amounts of such Classes have been reduced to zero.

(ii) on each Distribution Date, the Group I Available Funds for Loan Group I-2 will be distributed to the Group I-2 Senior Certificates as follows:

first, to the Class I-2A-1, Class I-2A-2 and Class I-2X Certificates, on a pro rata basis, the Group I Accrued Interest on such Classes for such Distribution Date. As described below, accrued interest on the Class I-2A-1, Class I-2A-2 and Class I-2X Certificates is subject to reduction in the event of certain Group I Net Interest Shortfalls allocable thereto;

second, to the Class I-2A-1, Class I-2A-2 and Class I-2X Certificates, on a pro rata basis, any Group I Accrued Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group I Available Funds for Loan Group I-2; and

third, to the Class I-2A-1 Certificates and Class I-2A-2 Certificates, on a pro rata basis, in reduction of the Class Principal Amount thereof, the Group I Senior Optimal Principal Amount for the Group I-2 Senior Certificates for such Distribution Date to the extent of remaining Group I Available Funds for Loan Group I-2, until the Class Principal Amounts of such Classes have been reduced to zero.

(iii) on each Distribution Date, the Group I Available Funds for Loan Group I-3 will be distributed to the Group I-3 Senior Certificates as follows:

first, to the Class I-3A-1, Class I-3A-2 and Class I-3X Certificates, on a pro rata basis, the Group I Accrued Interest on such Classes for such Distribution Date. As

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described below, accrued interest on the Class I-3A-1, Class I-3A-2 and Class I-3X Certificates is subject to reduction in the event of certain Group I Net Interest Shortfalls allocable thereto;

second, to the Class I-3A-1, Class I-3A-2 and Class I-3X Certificates, on a pro rata basis, any Group I Accrued Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group I Available Funds for Loan Group I-3; and

third, to the Class I-3A-1 Certificates and Class I-3A-2 Certificates, on a pro rata basis, in reduction of the Class Principal Amount thereof, the Group I Senior Optimal Principal Amount for the Group I-3 Senior Certificates for such Distribution Date to the extent of remaining Group I Available Funds for Loan Group I-3, until the Class Principal Amounts of such Classes have been reduced to zero.

(iv) Except as provided in clauses (v) and (vi) below, on each Distribution Date on or prior to the Group I Cross-Over Date, an amount equal to the sum of any remaining Group I Available Funds for each Loan Group after the distributions in clauses (i), (ii) and (iii) above will be distributed sequentially, in the following order, to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, in each case up to an amount equal to and in the following order: (A) the Group I Accrued Interest thereon for such Distribution Date, (B) any Group I Accrued Interest thereon remaining undistributed from previous Distribution Dates and (C) such Class’s Group I Allocable Share for such Distribution Date, in each case, to the extent of remaining Group I Available Funds.

(v) On each Distribution Date prior to the Group I Cross-Over Date but after the reduction of the Class Principal Amount of the Group I Senior Certificates of a Certificate Group to zero, the remaining class or classes of Group I Senior Certificates in the remaining Certificate Group or Groups will be entitled to receive in reduction of their Class Principal Amounts, pro rata based upon their Class Principal Amounts immediately prior to such Distribution Date, in addition to any Principal Prepayments related to such remaining Senior Certificates’ respective Loan Group allocated to such Group I Senior Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group or Groups relating to the class or classes of Group I Senior Certificates of the fully repaid Certificate Group; provided, however, that if (A) the weighted average of the Group I Subordinate Percentages on such Distribution Date equals or exceeds two times the initial weighted average of the Group I Subordinate Percentages and (B) the aggregate Scheduled Principal Balance of the Pool I Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Class Principal Amount of the Group I Subordinate Certificates does not exceed 50%, then the additional allocation of Principal Prepayments to the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates in accordance with this subsection (v) will not be made and 100% of the Principal Prepayments on any Group I Mortgage Loan in the Loan Group relating to the fully repaid class or classes of Group I Senior Certificates will be allocated to the Group I Subordinate Certificates.

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(vi) If on any Distribution Date on which the aggregate Class Principal Amount of the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates would be greater than the aggregate Scheduled Principal Balance of the Pool I Mortgage Loans in its related Loan Group and any Group I Subordinate Certificates are still outstanding, in each case, after giving effect to distributions to be made on such Distribution Date, (i) 100% of amounts otherwise allocable to the Group I Subordinate Certificates in respect of principal will be distributed to the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates, as applicable, pro rata, based upon their Class Principal Amounts immediately prior to such Distribution Date, in reduction of the Class Principal Amounts thereof, until the aggregate Class Principal Amount of the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates, as applicable, is equal to the aggregate Scheduled Principal Balance of the Mortgage loans in its related Loan Group, and (ii) the Group I Accrued Interest otherwise allocable to the Group I Subordinate Certificates on such Distribution Date will be reduced, if necessary, and distributed to such class or classes of Group I Senior Certificates in an amount equal to the Group I Accrued Interest for such Distribution Date on the excess of (x) the aggregate Class Principal Amount of the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates, as applicable, over (y) the aggregate Scheduled Principal Balance of the Pool I Mortgage Loans in the related Loan Group. Any such reduction in the Group I Accrued Interest on the Group I Subordinate Certificates will be allocated in reverse order of the Group I Subordinate Certificates’ numerical designations, commencing with the Class I-B-6 Certificates.

(b) If, after distributions have been made pursuant to priorities first and second of subsections (i), (ii) and (iii) above on any Distribution Date, the remaining Group I Available Funds for each Loan Group are less than the Group I Senior Optimal Principal Amounts for the Group I-1 Senior Certificates, Group I-2 Senior Certificates and Group I-3 Senior Certificates, respectively, the Group I Senior Optimal Principal Amount for such Loan Group shall be reduced, and such remaining Group I Available Funds will be distributed among the related Group I Senior Certificates, other than the Interest Only Certificates, on a pro rata basis on the basis of such reduced amount.

(c) On each Distribution Date, any Group I Available Funds remaining after payment of interest and principal to the classes of Group I Certificates entitled thereto, as described above, will be distributed to the Class R Certificates; provided, that if on any Distribution Date there are any Group I Available Funds remaining after payment of interest and principal to a class or classes of Certificates entitled thereto, such amounts will be distributed to the other classes of Group I Senior Certificates, pro rata, based upon their Class Principal Amounts, until all amounts due to all classes of Group I Senior Certificates have been paid in full, before any amounts are distributed to the Class R Certificates.

(d) For any Distribution Date, “pro rata” distributions among Classes of Group I Certificates in respect of Group I Accrued Interest or unpaid Group I Accrued Interest will be made in proportion to the amount of Group I Accrued Interest or unpaid Group I Accrued

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Interest, respectively, due on such Classes for such Distribution Date. For any Distribution Date, “pro rata” distributions among Classes of Certificates in respect of principal will be made in proportion to the Class Principal Amount of such Classes immediately prior to such Distribution Date.

(e) No Group I Accrued Certificate Interest will be payable with respect to any Class of Group I Certificates after the Distribution Date on which the Class Principal Amount of such Certificate has been reduced to zero.

(f) If on any Distribution Date the related Group I Available Funds for a Loan Group is less than the Group I Accrued Interest on the related Senior Certificates for such Distribution Date prior to reduction for Group I Net Interest Shortfalls and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each Class of Senior Certificates in such Certificate Group in proportion to the respective amounts of Group I Accrued Interest that would have been allocated thereto in the absence of such Group I Net Interest Shortfalls and/or Realized Losses for such Distribution Date. In addition, the amount of any interest shortfalls will constitute unpaid Group I Accrued Interest and will be distributable to holders of the Certificates of the related Classes entitled to such amounts on subsequent Distribution Dates, to the extent of the applicable Group I Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Servicer and the Master Servicer or otherwise, except to the extent of applicable Compensating Interest Payments.

(g) On each Distribution Date, the Paying Agent shall pay the Group II Interest Funds for such date, from funds in the Certificate Account, as follows in accordance with the report of the Securities Administrator:

(i) to the Class II-A Certificates, in an amount equal to Group II Current Interest and any Group II Carryforward Interest for such class for such Distribution Date;

(ii) to the Class II-M-1, Class II-M-2 and Class II-B Certificates, sequentially, in that order, in an amount equal to any Group II Current Interest and any Group II Carryforward Interest for each such class for such Distribution Date;

(iii) for application as part of Group II Monthly Excess Interest for such Distribution Date, as provided in subsection (i) of this Section, any Group II Interest Funds remaining after application pursuant to clauses (i) and (ii) above;

(h) On each Distribution Date, the Paying Agent shall pay the Group II Principal Distribution Amount for such Distribution Date from funds in the Certificate Account as follows:

(i) On each Distribution Date (a) prior to the Group II Stepdown Date or (b) with respect to which a Group II Trigger Event is in effect, in the following order of priority:

(1) to the Class II-A Certificates, until its Class Principal Amount has been reduced to zero;

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(2) to the Class II-M-1, Class II-M-2 and Class II-B Certificates, sequentially, in that order, in reduction of their respective Class Principal Amounts, until the Class Principal Amount of each such class has been reduced to zero; and

(3) for application as part of Group II Monthly Excess Cashflow for such Distribution Date, as provided in subsection (i) of this Section, any Principal Payment Amount remaining after application pursuant to clauses (1) and (2) above.

(ii) On each Distribution Date (a) on or after the Group II Stepdown Date and (b) with respect to which a Group II Trigger Event is not in effect, in the following order of priority:

(1) to the Class II-A Certificates, an amount equal to the Class II-A Principal Distribution Amount, in reduction of their Class Principal Amount, until the Class Principal Amount of such class has been reduced to zero;

(2) to the Class II-M-1 Certificates, an amount equal to the Class II-M-1 Principal Distribution Amount, in reduction of their Class Principal Amount, until the Class Principal Amount of such class has been reduced to zero;

(3) to the Class II-M-2 Certificates, an amount equal to the Class II-M-2 Principal Distribution Amount, in reduction of their Class Principal Amount, until the Class Principal Amount of such class has been reduced to zero;

(4) to the Class II-B Certificates, an amount equal to the Class II-B Principal Distribution Amount, in reduction of their Class Principal Amount, until the Class Principal Amount of such class has been reduced to zero; and

(5) for application as part of Group II Monthly Excess Cashflow for such Distribution Date, as provided in subsection (i) of this Section, any Group II Principal Distribution Amount remaining after application pursuant to clauses (1) through (4) above.

(i) On each Distribution Date, the Paying Agent shall pay the Group II Monthly Excess Cashflow for such date from funds in the Certificate Account in accordance with the report of the Securities Administrator, in the following order of priority:

(i) to the holders of the class or classes of Group II Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Group II Extra Principal Distribution Amount, distributable as part of the Group II Principal Distribution Amount for each such class and such Distribution Date;

(ii) to the Class II-A, Class II-M-1, Class II-M-2 and Class II-B Certificates, sequentially, in that order, in an amount equal to the Group II Deferred Amount for each such class and such Distribution Date;

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(iii) to the Class II-A, Class II-M-1, Class II-M-2 and Class II-B Certificates, sequentially, in that order, in an amount equal to any Group II Basis Risk Carryover Amount for each such class and such Distribution Date; and

(iv) to the Class II-X Certificates, the Class II-X Distributable Amount.

(v) to the Class R Certificate, any remaining amount.

Section 6.09. Allocation of Losses.

(a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Pool I Mortgage Loan that occurred during the immediately preceding calendar month, based on information provided by the Servicer.

(b) With respect to any Group I Certificates on any Distribution Date, the principal portion of each Realized Loss on a Pool I Mortgage Loan shall be allocated as follows:

first, to the Class I-B-6 Certificates until the Class Principal Amount thereof has been reduced to zero;

second, to the Class I-B-5 Certificates until the Class Principal Amount thereof has been reduced to zero;

third, to the Class I-B-4 Certificates until the Class Principal Amount thereof has been reduced to zero;

fourth, to the Class I-B-3 Certificates until the Class Principal Amount thereof has been reduced to zero;

fifth, to the Class I-B-2 Certificates until the Class Principal Amount thereof has been reduced to zero;

sixth, to the Class I-B-1 Certificates until the Class Principal Amount thereof has been reduced to zero; and

seventh, if such loss is on (a) a Pool I Mortgage Loan in Loan Group I-1, to the Class I-1A-1 Certificates and Class I-1A-2 Certificates until the Class Principal Amount thereof has been reduced to zero; provided, however, any such Realized Losses otherwise allocable to the Class I-1A-1 Certificates will be first allocated to the Class I-1A-2 Certificates, until the Class Principal Amount of the Class I-1A-2 Certificates has been reduced to zero, and then to the Class I-1A-1 Certificates; (b) a Pool I Mortgage Loan in Loan Group I-2, to the Class I-2A-1 Certificates and Class I-2A-2 Certificates until the Class Principal Amount thereof has been reduced to zero; provided, however, any such Realized Losses otherwise allocable to the Class I-2A-1 Certificates will be first allocated to the Class I-2A-2 Certificates, until the Class Principal Amount of the Class I-2A-2 Certificates has been reduced to zero, and then to the Class I-2A-1 Certificates; and (c) a

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Pool I Mortgage Loan in Loan Group I-3, to the Class I-3A-1 Certificates and Class I-3A-2 Certificates until the Class Principal Amount thereof has been reduced to zero; provided, however, any such Realized Losses otherwise allocable to the Class I-3A-1 Certificates will be first allocated to the Class I-3A-2 Certificates, until the Class Principal Amount of the Class I-3A-2 Certificates has been reduced to zero, and then to the Class I-3A-1 Certificates.

(c) Once the Class Principal Amounts of the Group I Senior Certificates of a Certificate Group have been reduced to zero, the principal portion of Realized Losses on the Pool I Mortgage Loans in the related Loan Group (if any) shall be allocated on a pro rata basis to the remaining Group I Senior Certificates of the other Certificate Groups.

(d) Notwithstanding the foregoing clause (b), no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Class Principal Amount of all the Certificates (other than the Class R Certificates) as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Pool I Mortgage Loans on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Pool I Mortgage Loans in the related Loan Group as of the first day of the month of such Distribution Date (such limitation, the “Group I Loss Allocation Limitation”).

(e) Any Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Class Principal Amounts. Any allocation of Realized Losses shall be accomplished by reducing the Class Principal Amount of the related Certificates on the related Distribution Date.

(f) Realized Losses shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

(g) On each Distribution Date, the Securities Administrator shall determine and notify the Paying Agent of the Group I Subordinate Certificate Writedown Amount. Any Group I Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Class Principal Amount of (i) if prior to the Group I Cross-Over Date, the Class Principal Amounts of the Group I Subordinate Certificates, in the reverse order of their numerical Class designations and (ii) from and after the Group I Cross-Over Date, the Group I Senior Certificates, in accordance with priorities set forth in clause (b) above, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

(h) Any Group I Net Interest Shortfall will be allocated among the Classes of Group I Certificates (other than the Residual Certificates) in proportion to the respective amounts of Group I Accrued Interest that would have been allocated thereto in the absence of such Group I Net Interest Shortfall for such Distribution Date. The interest portion of any Realized Losses with respect to the Pool I Mortgage Loans occurring on or prior to the Group I Cross-Over Date will not be allocated among any Certificates, but will reduce the amount of Group I Available Funds on the related Distribution Date. As a result of the subordination of the Group I Subordinate Certificates in right of distribution, such Realized Losses on the Pool I Mortgage

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Loans will be borne by the Group I Subordinate Certificates, in inverse order of their numerical Class designations. Following the Group I Cross-Over Date, the interest portion of Realized Losses on the Pool I Mortgage Loans will be allocated to the Group I Senior Certificates in the manner described in the first sentence of this clause (h).

(i) On each Distribution Date, the Class Principal Amounts of the Group II Certificates shall be reduced by the amount of any Group II Applied Loss Amount for such date, in the following order of priority:

(i) to the Class II-B Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii) to the Class II-M-2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(iii) to the Class II-M-1 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

(iv) to the Class II-A Certificates, until the Class Principal Amount thereof has been reduced to zero.

(j) In addition, in the event that the Master Servicer receives any Subsequent Recoveries from the Servicer, the Master Servicer shall deposit such funds into the Collection Account pursuant to Section 5.06. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries from the related Mortgage Pool will be applied to increase the Class Principal Amount of the Class of Subordinate Certificates relating to such Mortgage Pool with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Subordinate Certificates pursuant to this Section 6.09. The amount of any remaining Subsequent Recoveries will be applied to sequentially increase the Class Principal Amount of the Subordinate Certificates, beginning with the Class of Subordinate Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class of Certificates pursuant to this Section 6.09. Holders of such Certificates will not be entitled to any payment in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.

Section 6.10. Control of the Trust Accounts.

(a) The Depositor and the Trustee hereby appoint the Securities Administrator as Securities Intermediary with respect to the Trust Accounts, and the Trustee shall hold, for the benefit of the Certificateholders, a security interest to secure all amounts due Certificateholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the

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Trustee for the benefit of the Certificateholders. Upon the termination of the Trust, the Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Certificates or interests therein, the Certificateholders shall be deemed to have appointed the Securities Administrator as Securities Intermediary. The Securities Administrator hereby accepts such appointment as Securities Intermediary.

(b) With respect to the Trust Account Property credited to the Trust Accounts, the Securities Intermediary agrees that:

(i) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii) the sole assets permitted in each Trust Account shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

(iii) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining each Trust Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trustee with respect thereto over which the Securities Intermediary or such other institution has Control;

(c) The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any Financial Asset credited to each Trust Account, (B) all Trust Account Property in respect of each Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to each Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Trust, payable to the order of the Depositor or the Trust or specially endorsed to the Depositor or the Trust, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

(d) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to each Trust Account shall be treated as a Financial Asset;

(e) If at any time the Securities Intermediary shall receive an Entitlement Order from the Trustee (or the Securities Administrator on its behalf) directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Trust or any other Person. If at any time the Trustee or the Securities Administrator notifies the Securities Intermediary in writing

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that the Trust has been terminated in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Trust directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Trustee or any other Person;

(f) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in a Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The Financial Assets credited to each Trust Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Trustee (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of a Trust Account and (ii) the face amount of any checks which have been credited to a Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds);

(g) There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Trust with respect to the Trust Accounts. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(h) The rights and powers granted herein to the Trustee have been granted in order to perfect its security interest in each Trust Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Trust nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Trustee in the Trust Accounts, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Trustee has notified the Securities Intermediary of such termination in writing; and

(i) Notwithstanding anything else contained herein, the Depositor and the Trustee agree that each Trust Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to each Trust Account issued by the Trustee without further consent by the Depositor; (2) until termination of the Trust, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Trustee, as collateral agent, or the Securities Administrator on its behalf; and (3) all assets delivered or credited to it in connection with such account and all investments thereof will be promptly credited to the applicable account.

(j) Notwithstanding the foregoing, the Depositor shall have the power, revocable by the Trustee, to instruct the Trustee, the Securities Administrator and the Master Servicer to make withdrawals and payments from each Trust Account for the purpose of permitting the Master Servicer, the Securities Administrator to carry out its respective duties hereunder or permitting the Trustee to carry out its duties under this Agreement.

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(k) Each of the Depositor and the Trustee agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Trustee on behalf of the Certificateholders and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Depositor shall:

(i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Trust’s and the Trustee’s security interest in the Trust Account Property; and

(ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Trust and the Trustee of any such filings.

(iii) Neither the Depositor nor the Trust shall organize under the law of any jurisdiction other than the state under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving thirty (30) days prior written notice of such action to its immediate and mediate transferee, including the Trustee. Before effecting such change, each of the Depositor or the Trust proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Trust Account Property. In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Trust authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 6.10.

None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Trustee or the Certificateholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Trust shall indemnify the

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Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

Section 6.11. Monthly Advances by Master Servicer and Servicer.

(a) Subject to Section 4.03(c), Monthly Advances shall be made in respect of each Servicer Remittance Date as provided herein. If, on any Determination Date, the Servicer determines that any Monthly Payments due during the related Collection Period have not been received, such Servicer shall advance such amount to the extent provided in Section 4.03(c) hereof. If any Servicer fails to remit Monthly Advances required to be made under Section 4.03(c) hereof, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Monthly Advance on the Servicer Remittance Date immediately following such Determination Date. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day immediately prior to the related Distribution Date deposit in the Collection Account (from its own funds or funds advanced by the Servicer) immediately Group I Available Funds in an amount equal to such Monthly Advance. The Master Servicer and the Servicer shall be entitled to be reimbursed from the Collection Account, and the Servicer shall be entitled to be reimbursed from the Custodial Account, for all Monthly Advances made by it as provided in Section 4.02(e). Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance.

(b) In the event that the Master Servicer or Servicer fails for any reason to make a Monthly Advance required to be made pursuant to this Section 6.11, the Trustee, as successor Master Servicer, shall, on or before the related Distribution Date, deposit in the Collection Account an amount equal to the excess of (a) Monthly Advances required to be made by the Master Servicer or the Servicer that would have been deposited in such Collection Account over (b) the amount of any Monthly Advance made by the Master Servicer or the Servicer with respect to such Distribution Date; provided, however, that the Trustee as successor Master Servicer shall be required to make such Monthly Advance only if it is not prohibited by law from doing so and it has determined that such Monthly Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Collection Account for Monthly Advances made by it pursuant to this Section 6.11 as if it were the Master Servicer and shall be entitled to receive all compensation and fees of the Master Servicer in accordance with Section 9.01(b).

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ARTICLE VII

THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 7.01. Duties of Trustee and the Securities Administrator.

The Trustee, prior to the occurrence of a Master Servicer Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Master Servicer Events of Default that may have occurred, and the Securities Administrator each shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee or the Securities Administrator shall notify the Certificateholders of such instrument in the event that the Trustee or the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) except, in the case of the Trustee, if a Master Servicer Event of Default of which a Responsible Officer of the Trustee has actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

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(ii) neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, or an officer or officers of the Securities Administrator, respectively, unless it shall be finally proven by a court having jurisdiction that the Trustee or the Securities Administrator was negligent in ascertaining the pertinent facts;

(iii) neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Interests of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement;

(iv) neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer; and

(v) without limiting the generality of this Section 7.01, neither the Trustee nor the Securities Administrator shall have any duty (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or deposit or to any rerecording, refiling or redepositing of any thereof, (B) to cause the provision of any insurance, (C) to cause the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Certificate Account (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or the Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator to be genuine and to have been signed or presented by the proper party or parties.

Section 7.02. Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 7.01:

(i) the Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document

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believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii) the Trustee and the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

(iii) neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv) neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Interests allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require indemnity satisfactory to it against such cost, expense or liability as a condition to taking any such action.

(v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of such agent, accountant or attorney appointed by the Trustee with due care;

(vi) neither the Trustee nor the Securities Administrator shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

(vii) neither the Trustee nor the Securities Administrator shall be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii) the Trustee shall not be deemed to have knowledge of any default, Master Servicer Event of Default or Servicer Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof and in the absence of such notice, the Trustee may conclusively assume that there is no Event of Default;

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(ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

(x) the right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

(xi) neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Estate or the powers granted hereunder.

Section 7.03. Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, the Seller or Servicer, as the case may be, and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee’s execution and counter-signature of the Certificates. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor, the Master Servicer or the Servicer of any funds paid to the Depositor, the Master Servicer or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor, the Master Servicer or the Servicer.

Section 7.04. Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee or the Securities Administrator.

Section 7.05. Fees and Expenses of the Trustee, the Securities Administrator and Others.

The Trustee, as compensation for its activities hereunder, shall be paid the Trustee Fee by the Master Servicer on behalf of the Trust. The Securities Administrator’s compensation shall be paid by the Master Servicer.

The Trustee and the Securities Administrator shall also be entitled to reimbursement from the Certificate Account for reasonable expenses, except for expenses, disbursements and advances incurred by the Trustee and/or the Securities Administrator in the routine administration of their respective duties in accordance with this Agreement and any such

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expenses, disbursements or advances arising from their respective negligence, bad faith or willful misconduct. The Trust shall indemnify and hold harmless the Trustee, the Securities Administrator, the Custodian or the Paying Agent and any director, officer, employee or agent thereof against any loss, liability and expense, including reasonable attorney’s fees, incurred in connection with or arising out of this Agreement, any custodial agreement or the Certificates, including, but not limited to, any such loss, liability or expense incurred in connection with any legal action against the Trust or the Trustee, the Securities Administrator, the Paying Agent or the Custodian or any director, officer, employee or agent thereof, or the performance of any of the duties of the Trustee, the Securities Administrator, the Custodian or the Paying Agent under this Agreement or the duties of the Custodian under any custodial agreement (including, but not limited to, the execution and delivery of documents in connection with a foreclosure sale, trustee’s sale, or deed in lieu of foreclosure of a Mortgage Loan, including, but not, limited to, any deed of reconveyance, any substitution of trustee documents or any other documents to release, satisfy, cancel or discharge any Mortgage Loan), other than, in each case, any loss, liability or expense incurred by the Trustee, the Securities Administrator, the Paying Agent or the Custodian by reason of the willful misfeasance, bad faith or negligence of such party in the performance of its duties under this Agreement or by reason of the willful misfeasance, bad faith or gross negligence of the Custodian under any custodial agreement (including specifically any loss, liability or expense incurred by the Custodian by reason of simple negligence). The provisions of this Section 7.05 shall survive the resignation or removal of the Trustee, the Securities Administrator, the Custodian or the Paying Agent and the termination of this Agreement and the resignation or removal of the Custodian under any custodial agreement.

The Trustee may receive an additional indemnity from a party acceptable to the Trustee.

Section 7.06. Eligibility Requirements for the Trustee and the Securities Administrator.

The Trustee and the Securities Administrator hereunder shall at all times (i) be a corporation or an association organized and doing business under the laws of a state or the United States of America, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $50,000,000, (iv) be subject to supervision or examination by federal or state authority, (v) have a credit rating which would not cause either of the Rating Agencies to reduce its respective then-current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) and (vi) not be an affiliate of the Servicer or any successor Servicer. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 7.06, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 7.07 hereof. The entity serving as Trustee or Securities Administrator may have normal banking and trust relationships with the Depositor and its Affiliates.

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Section 7.07. Resignation and Removal of Trustee or Securities Administrator.

The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Servicer, each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 7.08, such resignation is to take effect, and acceptance by a successor trustee or securities administrator, as applicable, in accordance with Section 7.08 meeting the qualifications set forth in Section 7.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee or the Securities Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 7.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust by any state in which the Trustee or any part of the Trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee, the Servicer and the successor trustee.

If the Securities Administrator shall fail to deliver the information or reports required pursuant to Section 8.01, Section 8.02, Section 8.03 or Section 8.04(b)(ii), as applicable, within the required time period set forth in such Sections, then the Depositor shall remove the Securities Administrator and appoint a successor securities administrator by written instrument, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy to the successor securities administrator and one copy to the Master Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Interests each may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.07 shall become effective upon acceptance by the successor trustee of appointment as provided in Section 7.08 hereof.

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Section 7.08. Successor Trustee or Securities Administrator.

Any successor trustee or successor securities administrator appointed as provided in Section 7.07 hereof shall execute, acknowledge and deliver to the Depositor, the Seller, its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The Depositor, the Servicer, the Seller and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties, and obligations.

No successor trustee or successor securities administrator shall accept appointment as provided in this Section 7.08 unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 7.06 hereof, and such appointment shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section 7.08, the Depositor shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 7.09. Merger or Consolidation of Trustee or Securities Administrator.

Any corporation into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation succeeding to the business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator hereunder, provided that such corporation shall be eligible under the provisions of Section 7.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.10. Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders such title to the Trust

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Estate or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 7.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 7.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 7.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) To the extent necessary to effectuate the purposes of this Section 7.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and each such separate trustee or co-trustee jointly (it being understood that each such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv) The Trust, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees at the same time, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

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Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 7.11. Tax Matters.

It is intended that the assets with respect to which the REMIC elections are to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, REMICs as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent on behalf of each such REMIC and that it shall: (i) pay, or cause to be paid, the amount of any federal, state or local tax, including prohibited transaction taxes, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator, on behalf of the Trustee, from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (ii) maintain, or cause to be maintained, records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (iii) as and when necessary and appropriate, represent, or arrange for the representation of, any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, apply for an extension of any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

To enable the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Securities Administrator within 10 days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor, any such additional information or data that the Securities Administrator may, from time to time, reasonably request in order to enable the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis. The indemnification of this subsection shall survive the termination of this Agreement and the resignation or removal of the Securities Administrator.

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ARTICLE VIII

ANNUAL COMPLIANCE MATTERS

Section 8.01. Assessments of Compliance and Attestation Reports.

(a) Assessments of Compliance.

(i) By March 10 (with a 5 calendar day cure period) of each year (subject to the later date referred to in Section 8.01(a)(iii)), commencing in March 2008, the Servicer, the Master Servicer and the Securities Administrator, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 8.04(b) and for each fiscal year thereafter, whether or not a Form 10-K is required to be filed, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(ii) No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Servicer and the Master Servicer, shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Servicer, the Master Servicer and the Securities Administrator submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to subsection (b) of this Section 8.01) of each Servicing Function Participant engaged by it.

(iii) Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit F and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

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(b) Attestation Reports.

(i) By March 10 (with a 5 calendar day cure period) of each year (subject to the later date referred to in Section 8.01(b)(ii)), commencing in March 2008, the Servicer, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Servicer, the Master Servicer, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

(ii) Promptly after receipt of such report from the Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to subsection (a) of this Section 8.01 is coupled with an attestation meeting the requirements of this subsection and notify the Depositor of any exceptions. None of the Servicer, the Master Servicer, the Securities Administrator, or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

Section 8.02. Annual Compliance Statement.

The Servicer, the Master Servicer and the Securities Administrator shall deliver (and the Servicer, the Subservicer, the Master Servicer and Securities Administrator shall cause any Additional Servicer or Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 10 (with a 5 calendar day cure period) of each year, commencing in March 2008, an Officer’s Certificate stating, as to the signer thereof,

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that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Officer’s Certificate, the Depositor shall review such Officer’s Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

Section 8.03. Sarbanes-Oxley Certification.

Each Form 10-K shall include the Sarbanes-Oxley Certification, which shall be signed by the senior officer of the Master Servicer in charge of the master servicing function on behalf of the Trust. The Servicer, the Securities Administrator and the Master Servicer shall provide, and each of them shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10 (with a 5 calendar day cure period) of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit G, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. In the event the Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 8.03 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Section 8.04. Reports Filed with Securities and Exchange Commission.

(a) Reports Filed on Form 10-D.

(i) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related distribution date statement attached thereto. Any disclosure in addition to the distribution date statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next two paragraphs.

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(ii) As set forth on Exhibit H hereto, within 5 calendar days after the related Distribution Date, (i) the parties to the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit K hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Seller will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure in Form 10-D pursuant to this paragraph.

(iii) After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor (provided that such Form 10-D includes Additional Form 10-D Disclosure) and the Master Servicer for review. No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-D. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 8.04. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 8.04(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 8.04(a). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

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(b) Reports Filed on Form 10-K.

(i) Within 90 days (including the 90th day) after the end of each fiscal year of the Trust in which a Form 10-K is required to be filed or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”) as described under Section 8.02, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 8.01(a), and (B) if each Reporting Servicer’s report on assessment of compliance with servicing criteria described under Section 8.01(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer’s report on assessment of compliance with servicing criteria described under Section 8.01(a) is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 8.01(b), and (B) if any registered public accounting firm attestation report described under Section 8.01(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 8.03. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next two paragraphs.

(ii) As set forth on Exhibit I hereto, no later than March 10 (with a 5 calendar day cure period) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties to the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Seller will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure in Form 10-K pursuant to this paragraph. On or before March 1st of each year

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a Form 10-K is filed pursuant to this Section 8.04(b), the Depositor shall provide the information on Exhibit N to each of the Trustee, the Delaware Trustee, the Master Servicer and the Securities Administrator.

(iii) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer and (provided that such Form 10-K includes Additional Form 10-K Disclosure) the Depositor for review. No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-K. No later than noon New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d) of this Section 8.04. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 8.04(b) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 8.04(b), Section 8.03, Section 8.02, Section 8.01(a) and Section 8.01(b). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c) Reports Filed on Form 8-K.

(i) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust a Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included in Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next two paragraphs.

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(ii) As set forth on Exhibit J hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than noon on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to the HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Seller will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information in Form 8-K pursuant to this paragraph.

(iii) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Master Servicer and Depositor for review. No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 8-K. No later than Noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d) of this Section 8.04. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 8.04(c) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 8.04(c). Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d) Suspension of Reporting; Amendments; Late Filings.

(i) Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise directed by the Depositor, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

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(ii) In the event that the Securities Administrator becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement and each Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or any amendment to such disclosure, the Securities Administrator will notify the Depositor and the Master Servicer and such parties will cooperate to prepare any necessary 8-KA, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K signed by the senior officer shall be signed by a duly authorized officer of the Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 8.04(d) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 8.05. Additional Information.

Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

Section 8.06. Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Section 8.01 through Section 8.06 of this Agreement is to facilitate compliance by the Securities Administrator and the Depositor with the provisions of Regulation AB promulgated by the Commission under the

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Exchange Act (17 C.F.R. §§ 229.1100—229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with the reasonable requests made by the Securities Administrator or the Depositor for delivery of such additional or different information as the Securities Administrator or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 8.07. Indemnification.

Each party required to deliver an assessment of compliance and attestation report pursuant to Section 8.01 (each, an “Item 1122 Responsible Party”) shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Depositor and the Seller and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Item 1122 Responsible Party of any of its obligations hereunder relating to its obligations as an Item 1122 Responsible Party, including particularly its obligations to provide any assessment of compliance, attestation report or compliance statement required under Section 8.01(a), 8.01(b) or 8.02, respectively, or any information, data or materials required to be included in any Exchange Act report, (b) any material misstatement or material omission in any information, data or materials provided by such Item 1122 Responsible Party (or, in the case of the Securities Administrator or Master Servicer, any material misstatement or material omission in (x) any compliance certificate delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, (y) any assessment or attestation delivered by or on behalf of it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (z) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information concerning the Securities Administrator or the Master Servicer and provided by either of them), or (c) the negligence, bad faith or willful misconduct of such Item 1122 Responsible Party in connection with its performance hereunder relating to its obligations as an Item 1122 Responsible Party. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, the Depositor, the Master Servicer or the Seller, then each Item 1122 Responsible Party agrees that it shall contribute to the amount paid or payable by the Securities Administrator, the Master Servicer, the Depositor and the Seller as a result of any claims, losses, damages or liabilities incurred by the Securities Administrator, the Master Servicer, the Depositor or the Seller in such proportion as is appropriate to reflect the relative fault of the Securities Administrator, the Master Servicer, the Depositor or the Seller on the one hand and such Item 1122 Responsible Party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

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ARTICLE IX

MASTER SERVICER EVENTS OF DEFAULT

Section 9.01. Master Servicer Events of Default; Trustee To Act; Appointment of Successor.

(a) The occurrence of any one or more of the following events shall constitute a “Master Servicer Event of Default”:

(i) any failure by the Master Servicer to cause to be deposited in the Collection Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (other than with respect to Section 8.01, Section 8.02, Section 8.03 or Section 8.04(b)(ii)) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer and the Trustee by the Majority Certificateholders; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

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(vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 5.17 hereof; or

(vii) if a representation or warranty set forth in Section 5.01 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer and the Trustee by the Majority Certificateholders; or

(viii) a sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and the Majority Certificateholders; or

(ix) the Master Servicer has notice or actual knowledge that the Servicer at any time is not either a Fannie Mae- or Freddie Mac-approved Seller/Servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under this Agreement and replaced the Servicer with an Fannie Mae- or Freddie Mac-approved servicer within 60 days of the date the Master Servicer receives such notice or acquires such actual knowledge; or

(x) failure by the Master Servicer to duly perform its obligations under Section 8.01, Section 8.02, Section 8.03 or Section 8.04(b)(ii) within the required time period set forth in such Sections; or

(xi) any failure of the Master Servicer to remit to the Securities Administrator any Monthly Advance required to be made to the Securities Administrator for the benefit of Certificateholders under the terms of this Agreement, which failure continues unremedied as of the close of business on the Business Day prior to a Distribution Date.

If a Master Servicer Event of Default described in clauses (i) through (x) of this Section 9.01 shall occur, then, in each and every case, subject to applicable law, so long as any such Master Servicer Event of Default shall not have been remedied within any period of time prescribed by this Section 9.01, the Trustee, upon obtaining actual knowledge thereof, by notice in writing to the Master Servicer may, and shall, if so directed by the Majority Certificateholders, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (xi) of this Section 9.01 shall occur, then, in each and every case, subject to applicable

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law, so long as such Master Servicer Event of Default shall not have been remedied within the time period prescribed by clause (xi) of this Section 9.01, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of this Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicer of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all reasonable out-of-pocket costs of a master servicing transfer, including but not limited to those of the Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

The Trustee shall be entitled to be reimbursed from the Master Servicer (or by the Trust, if the Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to master service the Mortgage Loans properly and effectively. If the terminated Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefore, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Collection Account pursuant to Section 5.07(viii); provided that the terminated Master Servicer shall reimburse the Trust for any such expense incurred by the Trust; and provided, further, that the Trustee shall take such action, if any, as provided in this Agreement and as directed by the Certificateholders pursuant thereto with respect to pursuing any remedy against any party obligated to make such reimbursement.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 5.07 to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

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If any Master Servicer Event of Default shall occur, of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall promptly notify each Rating Agency of the nature and extent of such Master Servicer Event of Default. The Securities Administrator or the Master Servicer shall immediately give written notice by facsimile to the Trustee upon the Master Servicer’s failure to remit Monthly Advances on the date specified herein.

(b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 9.01(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 5.18, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Monthly Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 5.01. In the Trustee’s capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement.

(c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Such successor Master Servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust and the Trustee for such Affiliate’s actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying the Servicer of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the

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Trustee or such successor master servicer, as applicable, all amounts or investment property which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

Section 9.02. Additional Remedies of Trustee Upon Event of Default. During the continuance of any Master Servicer Event of Default, so long as such Master Servicer Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 9.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 9.03. Waiver of Defaults. The Majority Certificateholders may, on behalf of all Certificateholders, waive any default or Master Servicer Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Collection Account that would result in a failure of the Securities Administrator to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 9.04. Notification to Holders. Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the applicable Register. The Trustee shall also, within 45 days after the occurrence of any Master Servicer Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such forty-five (45) day period.

Section 9.05. Directions by Certificateholders and Duties of Trustee During Master Servicer Event of Default. During the continuance of any Master Servicer Event of Default, the Majority Certificateholders may direct the time, method and place of conducting any proceeding

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for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 9.06. Action Upon Certain Failures of the Master Servicer and Upon Master Servicer Event of Default. In the event that a Responsible Officer of the Trustee or the Securities Administrator shall have actual knowledge of any action or inaction of the Master Servicer that would become a Master Servicer Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee or Securities Administrator, as applicable, shall give notice thereof to the Master Servicer.

ARTICLE X

TERMINATION

Section 10.01. Termination. The respective obligations and responsibilities of the Master Servicer, the Securities Administrator, the Depositor, the Servicer and the Trustee created hereby (other than obligations expressly stated to survive the termination of the Trust) shall terminate upon notice to the Trustee and the Securities Administrator upon the earliest of (i) the Distribution Date on which the Class Principal Amount of each Class of Senior Certificates and Subordinate Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan, (iii) the optional purchase of the Mortgage Loans as described in Section 10.02 and (iv) the Latest Possible Maturity Date (the “Termination Date”). Upon the termination of the Trust Estate, each REMIC shall be terminated in a manner that shall qualify as a “qualified liquidation” under the REMIC Provisions.

Section 10.02. Termination Prior to Maturity Date; Optional Redemption.

(a) On any Distribution Date occurring on or after the Group I Initial Purchase Date, the Servicer shall have the option to purchase the Pool I Mortgage Loans, any REO Property and any other property remaining in the Trust Estate for a price equal to the Pool I Termination Price. The Master Servicer and the Servicer will be reimbursed from the Pool I Termination Price for any outstanding Monthly Advances, Servicing Advances and unpaid Servicing Fees and other amounts not previously reimbursed pursuant to the provisions of this Agreement, as applicable, relating to the Pool I Mortgage Loans, and the Securities Administrator, the Trustee and the

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Custodian shall be reimbursed for any previously unreimbursed amounts for which they are entitled to be reimbursed pursuant to this Agreement or the Custodial Agreement, as applicable, relating to the Pool I Mortgage Loans. If such option is exercised, the payment of the Pool I Termination Price will result in a mandatory redemption of the Group I Certificates.

On any Distribution Date occurring on or after the Group II Initial Purchase Date, the Servicer shall have the option to purchase the Pool II Mortgage Loans, any REO Property and any other property remaining in the Trust Estate for a price equal to the Pool II Termination Price. The Master Servicer and the Servicer will be reimbursed from the Pool II Termination Price for any outstanding Monthly Advances, Servicing Advances and unpaid Servicing Fees and other amounts not previously reimbursed pursuant to the provisions of this Agreement, as applicable, relating to the Pool II Mortgage Loans, and the Securities Administrator, the Trustee and the Custodian shall be reimbursed for any previously unreimbursed amounts for which they are entitled to be reimbursed pursuant to this Agreement or the Custodial Agreement, as applicable, relating to the Pool II Mortgage Loans. If such option is exercised, the payment of the Pool II Termination Price will result in a mandatory redemption of the Group II Certificates.

If both purchase options are exercised by the Servicer, the Trust will be terminated.

The Servicer shall deliver written notice of its intention to exercise any such option to the Securities Administrator, the Trustee and the Master Servicer not less than 30 days prior to the applicable Distribution Date.

If the Servicer fails to exercise the option to purchase the Pool II Mortgage Loans on the Pool II Initial Purchase Date, the Group II Certificate Interest Rate for each Class of Group II Certificates will be increased as set forth in the table in the Preliminary Statement herein beginning on the Group II Step-up Date and for each Distribution Date thereafter.

In connection with such purchase, the Servicer shall remit to the Master Servicer all amounts then on deposit in the Custodial Account (other than amounts permitted to be withdrawn by it pursuant to Section 4.02(e)) for deposit to the Collection Account.

(b) Promptly following any such purchase pursuant to paragraph (a) of this Section and receipt of an Officer’s Certificate of the Servicer that the purchase price has been deposited in the Collection Account, the Trustee or the Custodian shall release the Mortgage Files to the purchaser of such Mortgage Loans pursuant to this Section 10.02, or otherwise upon its order.

Section 10.03. Certain Notices upon Final Distribution. The Master Servicer or the Securities Administrator, as applicable, shall give the Trustee, each Rating Agency, each Certificateholder and the Depositor at least thirty (30) days’ prior written notice of the date on which the Trust Estate is expected to terminate in accordance with Section 10.01, or the date on which the Certificates will be redeemed in accordance with Section 10.02. Not later than the fifth Business Day in the Collection Period in which the final payment in respect to the Certificates is payable to the Certificateholders, the Securities Administrator shall mail to the Certificateholders a notice specifying the procedures with respect to such final payment. The Securities Administrator on behalf of the Trustee shall give a copy of such notice to each Rating Agency at the time such notice is given to Certificateholders. Following the final distribution,

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such Certificates shall become void, no longer outstanding and no longer evidence any right or interest in the Mortgage Loans, the Mortgage Files or any proceeds of the foregoing. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

Section 10.04. Additional Termination Requirements.

(a) In the event the Servicer exercises its purchase option, as provided in Section 10.02, the following additional requirements shall apply, unless the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 10.04 will not result in an Adverse REMIC Event:

(i) The Trustee shall sell all of the assets that constitute the portion of the Trust Estate related to Pool I or Pool II, as applicable, for cash as provided in Section 10.02, and, within 90 days of such sale (such period the “90-day liquidation period”), shall distribute to (or credit to the account of) the Holders of the Certificates the proceeds of such sale together with other cash on hand (less amounts retained to meet claims) in complete liquidation of Lower-Tier REMIC I, if the option to purchase is exercised with respect to Pool I, Lower-Tier REMIC II, if the option to purchase is exercised with respect to Pool II, and if Lower-Tier REMIC I or Lower-Tier REMIC II has already been liquidated at the time the option to purchase is exercised with respect to the unrelated Pool, each REMIC then in existence; and

(ii) The Securities Administrator shall attach (or cause to be attached) a statement to the final federal income tax return for each liquidated REMIC created hereunder stating that pursuant to Treasury Regulation § 1.860F-1, the first day of the 90-day liquidation period for each such REMIC was the date on which the Trustee sold the assets of the Trust Estate pursuant to Section 10.02(a).

(b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Tax Matters Person, the Trustee and the Securities Administrator to undertake the above-described actions.

ARTICLE XI

REMIC ADMINISTRATION

Section 11.01. REMIC Administration.

REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual

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interest in each REMIC shall be as designated in the Preliminary Statement. For purposes of such designations, the interest rate of any regular interest that is computed by taking into account the weighted average of the Net Mortgage Rates of the Mortgage Loans shall be reduced by the amount of any expense paid by the Trust to the extent that (i) such expense was not taken into account in computing the Net Mortgage Rate of any Mortgage Loan, (ii) such expense does not constitute an “unanticipated expense” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) the amount of such expense was not taken into account in computing the interest rate of a more junior Class of regular interests.

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Securities Administration Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by this Agreement.

The Securities Administrator shall prepare, the Trustee shall sign and the Securities Administrator shall file, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist

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each other as necessary to create or maintain such status. None of the Trustee, the Securities Administrator, the Master Servicer and the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel addressed to the Trustee (at the expense of the party seeking to take such action) to the effect that the contemplated action will not result in an Adverse REMIC Event. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

No additional contributions of assets after the Startup Day shall be made to any REMIC, except as expressly provided in this Agreement.

Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

On or before October 15 of each calendar year beginning in 2007, the Securities Administrator shall deliver to the Trustee an Officer’s Certificate stating, without regard to any actions taken by any party other than the Securities Administrator, the Securities Administrator’s compliance with provisions of this Section 11.01.

Notwithstanding the priority and sources of payments set forth in Article VI hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this Section 11.01.

For federal income tax purposes, any distributions made to the Group II Certificates in respect of Group II Basis Risk Carryover Amounts shall be treated as having been first distributed to the Holders of the Class II-X Certificates and then paid by the Holders of the Class II-X Certificates to the Holders of the other Classes of Group II Certificates pursuant to an interest rate cap contract. For tax information reporting purposes, it shall be assumed that the interest rate cap contract has only nominal value on the Closing Date.

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Section 11.02. Prohibited Transactions and Activities.

Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Estate (iii) the termination of each REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article III of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article III of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless the Trustee has received an Opinion of Counsel addressed to the Trustee (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Estate (except pursuant to the provisions of this Agreement).

Section 11.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Trustee or the Securities Administrator, as applicable, of its duties and obligations set forth herein, the Trustee or the Securities Administrator, as applicable, shall indemnify the Holder of the Residual Certificate or the Trust Estate, as applicable, against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Trustee nor the Securities Administrator shall be liable for any such Losses attributable to the action or inaction of the Master Servicer, the Depositor, the Class X Certificateholders, the Holder of such Residual Certificate or the Securities Administrator (with regard to the Trustee), as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Securities Administrator has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee or the Securities Administrator, as applicable, have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or any Servicing Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee or the Securities Administrator, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates); provided, however, that this sentence shall not apply in connection with any failure by the Securities Administrator to comply with the provisions of Subsections 8.01(a) or (b) hereof. In addition, neither the Trustee nor the Securities Administrator shall have any liability for the actions or failure to act of the other.

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ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 12.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 12.03. Amendment.

(a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders of the Certificates, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, to make any other provisions with respect to matters or questions arising under this Agreement, (iii) to make any other provision with respect to matters or questions arising under this Agreement (iv) to add, delete, or amend any provisions to the extent necessary or desirable relating to any Class of Certificates issued pursuant to this Agreement that is subordinate in rights of payment of interest and principal to each Class of Certificates issued pursuant to this Agreement on the Closing Date, or (v) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code or ERISA and applicable regulations. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust or the Trustee), (1) affect the status of the Certificates as REMIC regular interests or residual interests (as specified in the Preliminary Statement) for federal income tax purposes or cause an Adverse REMIC Event and (2) nor shall such amendment effected pursuant to clauses (iii) or (iv) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

(b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Certificateholders representing 66- 2/3% Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

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Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be paid on any Class of Certificates, without the consent of the Certificateholders of such Class, (ii) reduce the aforesaid percentages of Class Principal Amount of Certificates, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount of the Certificates or (iii) take effect if it would result in an Adverse REMIC Event. For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of Book-Entry Certificates, the related Certificate Owners.

(c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to each Rating Agency.

(d) It shall not be necessary for the consent of Holders under this Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 12.04. Acts of Certificateholders. Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

Section 12.05. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction and at the expense of Holders of not less than 66-2/3% of the Certificate Principal Amount of the Certificates requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders, or is necessary for the administration or servicing of the Mortgage Loans.

Section 12.06. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of

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Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

Section 12.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows or delivered by facsimile (or such other address as may hereafter be furnished to the other party by like notice):

(i)	if to the Seller:

HomeBanc Mortgage Corporation
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: Debra F. Watkins, EVP Capital Markets
Facsimile: (404) 705-2301

with a copy to:

HomeBanc Corp.
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: General Counsel
Facsimile: (404) 303-4069

(ii)	if to the Servicer:

HomeBanc Mortgage Corporation
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: Debra F. Watkins, EVP Capital Markets
Facsimile: (404) 705-2301

with a copy to:

HomeBanc Corp.
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: General Counsel
Facsimile: (404) 303-4069

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(iii)	if to the Master Servicer:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Manager, HomeBanc Mortgage Trust 2007-1
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

(iv)	if to the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Manager, HomeBanc Mortgage Trust 2007-1
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

(v)	if to the Trustee:

U.S. Bank National Association
One Federal Street, Third Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services/HomeBanc 2007-1

(vi)	if to the Delaware Trustee

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration/ HomeBanc 2007-1

(vii)	if to the Depositor:

HMB Acceptance Corp.
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: Debra F. Watkins, EVP Capital Markets
Facsimile: (404) 705-2301

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with a copy to:

HMB Acceptance Corp.
2002 Summit Boulevard, Suite 100
Atlanta, Georgia 30319
Attention: General Counsel
Facsimile: (404) 303-4069

All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 12.07.

Section 12.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 12.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof. When a reference is made in this Agreement to Sections, Schedules or Exhibits, such reference shall be to a Section, Schedule or Exhibit of this Agreement, respectively, unless otherwise indicated. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

Section 12.11. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

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Section 12.12. Special Notices to the Rating Agencies.

(a) The Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

(viii) any amendment to this Agreement pursuant to Section 12.03; and

(ix) the making of a final payment hereunder.

(b) All notices to the Rating Agencies provided for by this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

if to Moody’s:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10004

Fax no.: (212) 553-4392

if to S&P:

Standard & Poor’s Ratings Services, a division

of The McGraw-Hill Companies, Inc.

55 Water Street

New York, New York 10041

Fax no.: (212) 438-2661

(c) The Securities Administrator shall make available to the Rating Agencies each report prepared pursuant to Section 5.08.

Section 12.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

HMB ACCEPTANCE CORP.,
as Depositor

By:	/s/ Debra F. Watkins
Name:	Debra F. Watkins
Title:	Executive Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Karen R. Beard
Name:	Karen R. Beard
Title:	Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator and Master Servicer

By:	/s/ Stacey Taylor
Name:	Stacey Taylor
Title:	Vice President

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Delaware Trustee

By:	/s/ Michele C. Harra
Name:	Michele C. Harra
Title:	Financial Services Officer

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HOMEBANC MORTGAGE CORPORATION,
as Seller and Servicer

By:	/s/ Debra F. Watkins
Name:	Debra F. Watkins
Title:	Executive Vice President

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Pooling and Servicing Agreement

COMMONWEALTH OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF SUFFOLK	)

On the 30th day of March 2007 before me, a notary public in and for said State, personally appeared Karen R. Beard known to me to be a Vice President of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfred E. Charette, III
Notary Public

[Notarial Seal]

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Pooling and Servicing Agreement

STATE OF GEORGIA	)
	)	ss.:
COUNTY OF FULTON	)

On the 30th day of March 2007 before me, a notary public in and for said State, personally appeared Debra F. Watkins known to me to be an Executive Vice President of HMB Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kristi O. Crawford
Notary Public

[Notarial Seal]

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Pooling and Servicing Agreement

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF BALTIMORE	)

On the 30th day of March 2007 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, N.A., one of the entities that executed the within instrument and also known to me to be the person who executed it on behalf of said entity, and she acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Darron C. Woodus
Notary Public

[Notarial Seal]

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Pooling and Servicing Agreement

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF NEW CASTLE	)

On the 30th day of March 2007 before me, a notary public in and for said State, personally appeared Michele C. Harra, known to me to be a Financial Services Officer of Wilmington Trust Company, not in its individual capacity, but solely as Delaware Trustee, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ J. Christopher Murphy
Notary Public

[Notarial Seal]

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Pooling and Servicing Agreement

STATE OF GEORGIA	)
	)	ss.:
COUNTY OF FULTON	)

On the 30th day of March 2007 before me, a notary public in and for said State, personally appeared Debra F. Watkins, known to me to be a Executive Vice President of HomeBanc Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kristi O. Crawford
Notary Public

[Notarial Seal]

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Pooling and Servicing Agreement

EXHIBIT A

FORMS OF CERTIFICATES

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A-1

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND A RIGHT TO RECEIVE PAYMENTS FROM THE BASIS RISK RESERVE FUND.

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREIN.

[PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON A NOTIONAL AMOUNT DETERMINED AS DESCRIBED IN THE TRUST AGREEMENT. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AS SET FORTH HEREON.] [For the Class I-1X, Class I-2X and Class I-3X Certificates only]

[THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.] [For each Class of Subordinate Certificates only]

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.] [For Class I-B-4, Class I-B-5 and Class I-B-6 Certificates only]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED IF ITS RATING IS BELOW INVESTMENT GRADE UPON ACQUISITION UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, A “PLAN”), NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR AND THE DELAWARE TRUSTEE SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR OR THE DELAWARE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR OR THE DELAWARE TRUSTEE. A TRANSFEREE OF A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE A REPRESENTATION AS REQUIRED HEREIN.] [For the Class I-1A-1, Class I-1A-2, Class I-2A-1 and Class I-3A-1 Certificates only]

[NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT (1) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, A “PLAN”), NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SUCH TRANSFEREE IS AN INSURANCE COMPANY PURCHASING

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THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR AND THE DELAWARE TRUSTEE SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE SELLER, THE DEPOSITOR OR THE DELAWARE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OF SUCH ENTITIES.] [For Class I-2A-2, Class I-3A-2, Class I-1X, Class I-2X, Class I-3X, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1, Class II-M-2 and Class II-B Certificates only]

[NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE SECURITIES ADMINISTRATOR HAS RECEIVED EITHER (A) A CERTIFICATE FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT (1) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, A “PLAN”), NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN, (2) SUCH TRANSFEREE IS ACQUIRING THIS CERTIFICATE THROUGH AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) AND THE CERTIFICATE IS RATED AT LEAST INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION OR (3) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SUCH TRANSFEREE IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR AND THE DELAWARE TRUSTEE SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND

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WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR OR THE DELAWARE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST OR ANY OF SUCH ENTITIES.] [For Class I-B-4, Class I-B-5 and Class I-B-6 Certificates only]

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Pooling and Servicing Agreement Exhibits

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

CLASS [    ] CERTIFICATE

Initial Class [Principal] [Notional] Amount of the Class [ ] Certificates: $[ ]	Initial [Certificate Principal Amount] [Notional Amount] of this Certificate: $[ ]

Certificate Interest Rate: [ ]	Cut-off Date: March 1, 2007, or with respect to any Mortgage Loan originated after March 1, 2007, the date of origination of that Mortgage Loan.

Number: 1	CUSIP No.: [ ]

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Amount of this Certificate by the Initial Class Principal Amount of the Class [            ] Certificates, both as specified above) evidencing beneficial ownership in the assets of the Trust (as defined on the reverse hereof), consisting primarily of (i) certain conventional, adjustable rate, first lien residential mortgage loans acquired by the Trust on the Closing Date (the “Mortgage Loans”), together with all collections therefrom and proceeds thereof (excluding all scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), (ii) such assets as from time to time are deposited in respect of the Mortgage Loans in the Servicing Account, Collection Account and the Certificate Account maintained by the Servicer, the Master Servicer and the Securities Administrator, respectively, on behalf of the Trustee; (iii) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure; (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement; and (v) all proceeds of the foregoing.

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in April 2007 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

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Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Securities Administrator, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement (as defined on the reverse hereof) or be valid for any purpose.

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HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

This Certificate is one of a duly authorized issue of certificates designated as HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in the assets of HomeBanc Mortgage Trust 2007-1 (the “Trust”), a Delaware statutory trust established pursuant to a certain trust agreement dated March 29, 2007, among HMB Acceptance Corp. (the “Depositor”), Wilmington Trust Company (the “Delaware Trustee”) and U.S. Bank National Association (the “Trustee”) and issued pursuant to the pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, HomeBanc Mortgage Corporation, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), the Delaware Trustee and the Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X, Class II-X and Class R Certificates. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Group I Available Distribution amount for Pool I, the Group II Interest Funds and the Group II Principal Distribution Amount for Pool II and such date and Group II Monthly Excess Cashflow for Pool II for such date will be distributed from the Certificate Account to Holders of the related Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made on each Distribution Date by the Securities Administrator to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Securities Administrator not later than the applicable Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Amount of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Securities Administrator at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and for all other

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purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, at 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Client Manager (HomeBanc 2007-1). The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Servicer, the Delaware Trustee and the Trustee with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby, for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder, as provided in the Pooling and Servicing Agreement. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X Certificates are issuable only in registered form, in denominations of $100,000 and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class II-X Certificates are issuable in minimum denominations of 10% Percentage Interest and will be maintained in physical form. The Class R Certificates will each be issued as a single Certificate and maintained in physical form. The Class R Certificates shall remain outstanding until the latest final Distribution Date for the Certificates.

The Certificates of a Certificate Group are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date after the date on which the Aggregate Pool Balance of the related Pool is less than 10% of the sum of the Cut-off Date Balance of the related Pool, for an amount as specified in the Pooling and Servicing Agreement.

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The Depositor, the Trustee, the Securities Administrator and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Trust Agreement shall be controlling.

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IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed under its official seal.

Dated: , 2007	WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

Dated: , 2007	WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

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FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                                                                                                                                                                                                                                      .

Dated:

Signature by or on behalf of assignor

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately Group I Available Funds to for the account of

account number                                                                                            or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by                                                       the assignee named above, or                                                       as its agent.

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SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE TRUST AGREEMENT.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE SECURITIES ADMINISTRATOR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH

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(A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR OR THE DELAWARE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST OR ANY OF SUCH ENTITIES.

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Pooling and Servicing Agreement Exhibits

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

CLASS II-X CERTIFICATE

Percentage Interest: 100%	Cut-off Date: March 1, 2007, or with respect to any Mortgage Loan originated after March 1, 2007, the date of origination of that Mortgage Loan.
Number: 1

THIS CERTIFIES THAT [                    ] is the registered owner of the Percentage Interest evidenced by this Certificate evidencing beneficial ownership in the assets of the Trust (as defined on the reverse hereof), consisting primarily of (i) certain conventional, adjustable rate, first lien residential mortgage loans acquired by the Trust on the Closing Date (the “Mortgage Loans”), together with all collections therefrom and proceeds thereof (excluding all scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), (ii) such assets as from time to time are deposited in respect of the Mortgage Loans in the Servicing Account, Collection Account and the Certificate Account maintained by the Servicer, the Master Servicer and the Securities Administrator, respectively, on behalf of the Trustee; (iii) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure; (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement; and (v) all proceeds of the foregoing.

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in April 2007 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Securities Administrator, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement (as defined on the reverse hereof) or be valid for any purpose.

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

This Certificate is one of a duly authorized issue of certificates designated as HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in the assets of HomeBanc Mortgage Trust 2007-1 (the “Trust”), a Delaware statutory trust established pursuant to a certain trust agreement dated March 29, 2007, among HMB Acceptance Corp. (the “Depositor”), Wilmington Trust Company (the “Delaware Trustee”) and U.S. Bank National Association (the “Trustee”) and issued pursuant to the pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, HomeBanc Mortgage Corporation, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), the Delaware Trustee and the Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X, Class II-X and Class R Certificates. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Group I Available Distribution amount for Pool I, the Group II Interest Funds and the Group II Principal Distribution Amount for Pool II and such date and Group II Monthly Excess Cashflow for Pool II for such date will be distributed from the Certificate Account to Holders of the related Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made on each Distribution Date by the Securities Administrator to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Securities Administrator not later than the applicable Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Amount of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Securities Administrator at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and for all other

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Pooling and Servicing Agreement Exhibits

purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, at 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Client Manager (HomeBanc 2007-1). The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Servicer, the Delaware Trustee and the Trustee with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby, for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder, as provided in the Pooling and Servicing Agreement. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X Certificates are issuable only in registered form, in denominations of $100,000 and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class II-X Certificates are issuable in minimum denominations of 10% Percentage Interest and will be maintained in physical form. The Class R Certificates will each be issued as a single Certificate and maintained in physical form. The Class R Certificates shall remain outstanding until the latest final Distribution Date for the Certificates.

The Certificates of a Certificate Group are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date after the date on which the Aggregate Pool Balance of the related Pool is less than 10% of the sum of the Cut-off Date Balance of the related Pool, for an amount as specified in the Pooling and Servicing Agreement.

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The Depositor, the Trustee, the Securities Administrator and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Trust Agreement shall be controlling.

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Pooling and Servicing Agreement Exhibits

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed under its official seal.

Dated: , 2007	WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

Dated: , 2007	WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

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Pooling and Servicing Agreement Exhibits

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

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Pooling and Servicing Agreement Exhibits

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately Group I Available Funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

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Pooling and Servicing Agreement Exhibits

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.

NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR (I) AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A “DISQUALIFIED ORGANIZATION” WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (C) IN THE CASE OF A NON-U.S. PERSON, THAT THE PROPOSED TRANSFEREE IS A NON-U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE.

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Pooling and Servicing Agreement Exhibits

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE SERVICER, THE DEPOSITOR OR THE DELAWARE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST OR ANY OF SUCH ENTITIES.

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Pooling and Servicing Agreement Exhibits

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

CLASS R CERTIFICATE

Percentage Interest: 100%	Cut-off Date: March 1, 2007, or with respect to any Mortgage Loan originated after March 1, 2007, the date of origination of that Mortgage Loan.
Number: 1

THIS CERTIFIES THAT [                    ] is the registered owner of the Percentage Interest evidenced by this Certificate evidencing beneficial ownership in the assets of the Trust (as defined on the reverse hereof), consisting primarily of (i) certain conventional, adjustable rate, first lien residential mortgage loans acquired by the Trust on the Closing Date (the “Mortgage Loans”), together with all collections therefrom and proceeds thereof (excluding all scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), (ii) such assets as from time to time are deposited in respect of the Mortgage Loans in the Servicing Account, Collection Account and the Certificate Account maintained by the Servicer, the Master Servicer and the Securities Administrator, respectively, on behalf of the Trustee; (iii) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure; (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement; and (v) all proceeds of the foregoing.

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in April 2007 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Securities Administrator, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement (as defined on the reverse hereof) or be valid for any purpose.

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

HOMEBANC MORTGAGE TRUST 2007-1

MORTGAGE PASS-THROUGH CERTIFICATES

This Certificate is one of a duly authorized issue of certificates designated as HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in the assets of HomeBanc Mortgage Trust 2007-1 (the “Trust”), a Delaware statutory trust established pursuant to a certain trust agreement dated March 29, 2007, among HMB Acceptance Corp. (the “Depositor”), Wilmington Trust Company (the “Delaware Trustee”) and U.S. Bank National Association (the “Trustee”) and issued pursuant to the pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, HomeBanc Mortgage Corporation, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), the Delaware Trustee and the Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X, Class II-X and Class R Certificates. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Group I Available Distribution amount for Pool I, the Group II Interest Funds and the Group II Principal Distribution Amount for Pool II and such date and Group II Monthly Excess Cashflow for Pool II for such date will be distributed from the Certificate Account to Holders of the related Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made on each Distribution Date by the Securities Administrator to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Securities Administrator not later than the applicable Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Amount of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Securities Administrator at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and for all other

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Pooling and Servicing Agreement Exhibits

purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, at 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Client Manager (HomeBanc 2007-1). The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Servicer, the Delaware Trustee and the Trustee with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby, for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder, as provided in the Pooling and Servicing Agreement. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 , Class I-3A-1, Class I-3A-2, Class II-A, Class II-M-1, Class II-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B, Class I-1X, Class I-2X, Class I-3X Certificates are issuable only in registered form, in denominations of $100,000 and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class II-X Certificates are issuable in minimum denominations of 10% Percentage Interest and will be maintained in physical form. The Class R Certificates will each be issued as a single Certificate and maintained in physical form. The Class R Certificates shall remain outstanding until the latest final Distribution Date for the Certificates.

The Certificates of a Certificate Group are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date after the date on which the Aggregate Pool Balance of the related Pool is less than 10% of the sum of the Cut-off Date Balance of the related Pool, for an amount as specified in the Pooling and Servicing Agreement.

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Pooling and Servicing Agreement Exhibits

The Depositor, the Trustee, the Securities Administrator and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Trust Agreement shall be controlling.

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Pooling and Servicing Agreement Exhibits

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed under its official seal.

Dated:                     , 2007

WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

Dated: , 2007	WELLS FARGO BANK, N.A.
Not in its individual capacity, but solely as Securities Administrator

BY:
Authorized Signatory

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                                                                                                                                                                                                                                      .

Dated:

Signature by or on behalf of assignor

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Pooling and Servicing Agreement Exhibits

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately Group I Available Funds to for the account of

account number                                                                                            or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by                                                       the assignee named above, or                                                       as its agent.

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Pooling and Servicing Agreement Exhibits

EXHIBIT B-1

FORM OF TRANSFEROR CERTIFICATE

[date]

HMB Acceptance Corp.

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Class [ ]

Ladies and Gentlemen:

In connection with our proposed transfer of Class [    ] Certificates, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring such Class [    ] Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, (b) we have not offered or sold any Class [    ] Certificates to, or solicited offers to buy any Class [    ] Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act of 1933, as amended, and (c) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[ ]

By:

217412 HomeBanc 2007-1

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B-1-1

EXHIBIT B-2

FORM OF INVESTMENT LETTER

[date]

HMB Acceptance Corp.

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Class [ ]

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced certificates (the “Certificates”) we certify that: (1) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws; (2) we are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (as defined below) (an “Institutional Accredited Investor”) and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Certificates; (3) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates; (4) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (7) below); (5) we are aware that any seller of the Certificates may be relying on the exemption from the registration requirements of the Securities Act provided by Section 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and is acquiring such Certificate for its own account or for the account of one or more Institutional Accredited Investors for whom it is authorized to act; (6) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Securities Act or any state securities law; and (7) we will not sell, transfer or otherwise dispose of any Certificates (A) in

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the United States or to a U.S. person (within the meaning of Regulation S) unless such person (i) is a QIB as defined in Rule 144A of the Securities Act (a “QIB”) that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the sale, pledge or transfer is hereby made in reliance on Rule 144A of the Securities Act, (ii) is an Institutional Accredited Investor that purchases for its own account or for the account of an Institutional Accredited Investor to whom notice is given that the sale, pledge or transfer is hereby made in reliance on Regulation D of the Securities Act, (iii) has executed and delivered to you a certificate to substantially the same effect as this certificate and (iv) has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of March 1, 2007 among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee, and U.S. Bank National Association, as Trustee, or (B) to a non-U.S. person in an offshore transaction pursuant to Regulation S and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act.

Very truly yours,

[NAME OF TRANSFEREE]

By:
Authorized Officer

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

EXHIBIT B-3

FORM OF RULE 144A LETTER

[date]

HMB Acceptance Corp.

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Class [ ]

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced certificates (the “Certificates”) we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or any interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates and (e) we are a “Qualified Institutional Buyer” or “QIB” as that term is defined in Rule 144A under the Securities Act (“Rule 144A”). We are aware that the sale to us is being made in reliance on Rule 144A.

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We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and understand that such Certificates may be resold, pledged or transferred (i) in the United States or to any U.S. person (within the meaning of Regulation S) only to a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) to a non-U.S. person in an offshore transaction pursuant to Regulation S.

Very truly yours,

[NAME OF TRANSFEREE]

By:
Authorized Officer

217412 HomeBanc 2007-1

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EXHIBIT B-4

ERISA AFFIDAVIT

[date]

HMB Acceptance Corp.

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Class [ ]

Ladies and Gentlemen:

1. The undersigned is the                                          of                                          (the “Transferee”), a [corporation duly organized] and existing under the laws of                     , on behalf of which she makes this affidavit.

2. The Transferee either (a) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), the Trustee of any such plan or arrangement or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer; (b) is acquiring a Class I-2A-2, Class I-3A-2, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1, Class II-M-2 or Class II-B Certificate that has been the subject of an ERISA-Qualifying Underwriting and is rated at least investment grade at the time of its acquisition; (c) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (d) shall deliver to the Securities Administrator and the Depositor an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Securities Administrator, and upon which the Securities Administrator and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt

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prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Delaware Trustee, the Master Servicer, the Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement or to any liability, which opinion of counsel shall not be an expense of the Securities Administrator or the Depositor.

3. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of March 1, 2007 among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee, and U.S. Bank National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Securities Administrator have received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

[Transferee]

By:
Name:
Title:

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

B-4-4

EXHIBIT B-5

RESIDUAL TRANSFER AFFIDAVIT

Date

Re:	HomeBanc Mortgage Trust 2007-1, Mortgage Pass-Through Certificates

This letter is delivered to you in connection with the sale by                                          (the “Seller”) to                                          (the “Purchaser”) of     % Percentage Interest of HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Class R (the “Certificate”), pursuant to Section 6.02(c)(ii) of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of March 1, 2007, among HMB Acceptance Corp., as depositor (the “Depositor”), HomeBanc Mortgage Corporation (“HBMC”), as seller and as servicer, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association, as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with the Depositor, HBMC, the Master Servicer, the Securities Administrator, the Trustee and the Delaware Trustee that:

1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

2. The Seller understands that the Purchaser has delivered to the Trustee, the Master Servicer, the Master Servicer and the Depositor a transferee affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit B-6. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has no actual knowledge that the Purchaser is not a Permitted Transferee.

4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

5. At the time of this transfer (I) the Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will

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not continue to pay its debts as they come due in the future, (II) the Purchaser represents that it will not cause income from the Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Purchaser or another U.S. Person and (III) either (A) the Seller both (1) has determined all of the following: (i) at the time of the transfer, and at the close of each of the Purchaser’s two fiscal years preceding the year of transfer, the Purchaser’s gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of section 860L(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (ii) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (iii) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Certificates will not be paid, (iv) the Purchaser is not a foreign branch of a domestic corporation, and (v) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement), and (2) does not know or have reason to know that the Purchaser will not honor the restrictions on subsequent transfers of any Class R Certificate described in paragraph 12 of the Transferee’s Transfer Affidavit, or (B) the Seller has determined that the present value of the anticipated tax liabilities associated with the holding of the Certificates does not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificates, (2) the present value of the expected future distributions on the Certificates, and (3) the present value of the anticipated tax savings associated with holding the Certificates as the REMIC generates losses (having made such determination by (I) assuming that the Purchaser pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code (provided that, if the Purchaser has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then the Purchaser may use the tax rate specified in Section 55(b)(1)(B) of the Code), and (II) utilizing a discount rate for present valuation purposes equal to the Federal short-term rate prescribed by Section 1274(d) of the Code.

6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

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The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless there is compliance with the standards of paragraph 5 above as to any transfer.

We agree to indemnify the Depositor, HBMC, the Securities Administrator, the Master Servicer, the Trustee and the Delaware Trustee against any liability that may result if we sell or transfer a Residual Certificate to a purchaser or transferee who does not comply with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

Name:
Title:

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

B-5-3

EXHIBIT B-6

RESIDUAL TRANSFEREE AFFIDAVIT

STATE OF	)
	)	ss.:
COUNTY OF	)

[NAME OF OFFICER],                                          being first duly sworn, deposes and says:

1.	That he [she] is [title of officer] of [name of Purchaser] (the “Purchaser”), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

The Purchaser either (a) is not, and on                      [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (b) if a Residual Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section

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V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of a Residual Certificate are covered under Sections I and III of PTCE 95-60; or (c) herewith delivers to the Trustee an opinion of counsel satisfactory to the Trustee, to the effect that the purchase or holding of such Residual Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Delaware Trustee, the Master Servicer, the Securities Administrator, HBMC or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), by and among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as seller and as servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, Wilmington Trust Company, as Delaware Trustee, and U.S. Bank National Association, as Trustee, with respect to HomeBanc Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Securities Administrator has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit B-6 to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

10.

That (I) the Purchaser (i) is not a Non-U.S. Person, (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities

217412 HomeBanc 2007-1

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Administrator with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Securities Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes and (II) if Purchaser is a partnership for U.S. federal income tax purposes, each person or entity that holds an interest (directly, or indirectly through a pass-through entity) is a person or entity described in (I). “Non-U.S. Person” means any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.

The Purchaser will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit B-5 to the Pooling and Servicing Agreement. [The Purchaser hereby agrees that it will not make any transfer of any Class R Certificate unless (i) the transfer is to an entity which is a domestic C corporation (other than an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of Subchapter T of the Code applies) for federal income tax purposes, and (ii) the transfer is in compliance with the conditions set forth in paragraph 5 of Exhibit B-6 of the Pooling and Servicing Agreement.]*

[13.	The Purchaser hereby represents to and for the benefit of the transferor that (i) at the time of the transfer, and at the close of each of the Purchaser’s two fiscal years preceding the year of transfer, the Purchaser’s gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of section 860L(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (ii) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (iii) there are no facts or circumstances on or before the date of transfer

*	Bracketed text to be included if the Purchaser is relying on the transferee’s compliance with the “Asset Test Safe Harbor” rather than the “Formula Test Safe Harbor.”

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(or anticipated) which would reasonably indicate that the taxes associated with the Class R Certificate will not be paid, and (iv) the Purchaser is not a foreign branch of a domestic corporation, the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Class R Certificate is at any time subject to net tax by a foreign country or U.S. possession), and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement).]*

14.	That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

15.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

We agree to indemnify the Depositor, HBMC, the Securities Administrator, the Master Servicer, the Trustee and the Delaware Trustee against any liability that may result if we sell or transfer a Residual Certificate to a purchaser or transferee who does not comply with any conditions for transfer set forth in the Pooling and Servicing Agreement.

*	Bracketed text to be included if the Purchaser is relying on the transferee’s compliance with the “Asset Test Safe Harbor” rather than the “Formula Test Safe Harbor.”

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IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this      day of              20    .

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer]                                         , known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer]                                          of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this      day of              20    .

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the      day of              20    .

217412 HomeBanc 2007-1

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EXHIBIT C

CUSTODIAL ACCOUNT LETTER AGREEMENT

                 ,

To:

(the “Depository”)

As Servicer under the Pooling and Servicing Agreement dated as of March 1, 2007, by and among HMB Acceptance Corporation, as Depositor, U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, HomeBanc Mortgage Corporation, as Seller and Servicer, and Wilmington Trust Company, as Delaware Trustee (the “Pooling and Servicing Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.02(d) of the Pooling and Servicing Agreement, designated as “HomeBanc Mortgage Corporation in trust for U.S. Bank National Association, as Trustee for the HomeBanc Mortgage Trust 2007-1.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

HOMEBANC MORTGAGE CORPORATION
Servicer

By:
Name:
Title:
Date:

217412 HomeBanc 2007-1

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The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number         , at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:
Name:
Title:
Date:

217412 HomeBanc 2007-1

Pooling and Servicing Agreement Exhibits

C-2

EXHIBIT D

ESCROW ACCOUNT LETTER AGREEMENT

                         ,

To:

(the “Depository”)

As Servicer under the Pooling and Servicing Agreement dated as of March 1, 2007, by and among HMB Acceptance Corp., as Depositor, U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, HomeBanc Mortgage Corporation, as Seller and Servicer, and Wilmington Trust Company, as Delaware Trustee (the “Pooling and Servicing Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.02(f) of the Pooling and Servicing Agreement, designated as “HomeBanc Mortgage Corporation in trust for U.S. Bank National Association, as Trustee for the HomeBanc Mortgage Trust 2007-1.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

HOMEBANC MORTGAGE CORPORATION
Servicer

By:
Name:

217412 HomeBanc 2007-1

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The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number         , at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:
Name:

217412 HomeBanc 2007-1

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D-2

EXHIBIT E

Exhibit : Standard File Layout – Delinquency Reporting

*	The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower’s next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

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OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current “as is” value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker’s price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY

FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)

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FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA

REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)

BPO_DATE	The date the BPO was done.

CURRENT_FICO	The current FICO score

HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)

HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY

HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)

ACTION_CODE	Indicates loan status		Number

NOD_DATE			MM/DD/YYYY

NOI_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE			MM/DD/YYYY

REO_SALES_PRICE			Number

REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption

•	BAP- Borrower Assistance Program

•	CO- Charge Off

•	DIL- Deed-in-Lieu

•	FFA- Formal Forbearance Agreement

•	MOD- Loan Modification

•	PRE- Pre-Sale

•	SS- Short Sale

•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

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The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

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Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

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Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

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Standard Loan Level File Layout –Master Servicing

Exhibit 1: Layout

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:

SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20

LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10

SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11

NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6

NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_RATE	The servicer’s fee rate for a loan as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_AMT	The servicer’s fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6

ACTL_BEG_PRIN_BAL	The borrower’s actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11

ACTL_END_PRIN_BAL	The borrower’s actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11

BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower’s next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10

SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

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Exhibit 1: Continued	Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

PIF_AMT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10

ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2

INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11

Plus the following applicable fields:

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11

SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11

SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle—only applicable for Scheduled/ Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer—only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle—only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer—only applicable for Actual/ Actual Loans.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

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Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10

MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30

DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

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Exhibit 2: Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended:	mm/dd/yy	Servicer Name
Prepared by:		Investor Nbr

Section 1. Remittances and Ending Balances – Required Data

Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amount	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation
1.	Monthly Principal Due	+	$0.00

2.	Current Curtailments	+	$0.00

3.	Liquidation	+	$0.00

4.	Other (attach explanation)	+	$0.00

5.	Principal Due		$0.00

6.	Interest (reported “gross”)	+	$0.00

7.	Interest Adjustments on Curtailments	+	$0.00

8.	Servicing Fees	-	$0.00

9.	Other Interest (attach explanation)	+	$0.00

10.	Interest Due (need to subtract ser fee)		$0.00

Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+	$0.00

12.	Reimbursement of Non-Recoverable Advances	-	$0.00

13.	Total Realized gains	+	$0.00

14.	Total Realized Losses	-	$0.00

15.	Total Prepayment Penalties	+	$0.00

16.	Total Non-Supported Compensating Interest	-	$0.00

17.	Other (attach explanation)		$0.00

18	Net Funds Due on or before Remittance Date	$	$0.00

Section 2. Delinquency Report – Optional Data for Loan Accounting

Installments Delinquent

Total No. of Loans	Total No. of Delinquencies	30-Days	60-Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

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Section 3. REG AB Summary Reporting – REPORT ALL APLLICABLE FIELDS

REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

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PART III: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

(a)	The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.	The total of lines 1 through 12.

(b)	Credits:

14-21.	Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.	The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

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(c)	Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

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PART IIIA: Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:	Date:
Phone:	Email Address:

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No.

Borrower’s Name:

Property Address:

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan $                      (1)

(2) Interest accrued at Net Rate                      (2)

(3) Accrued Servicing Fees                      (3)

(4) Attorney’s Fees                      (4)

(5) Taxes                      (5)

(6) Property Maintenance                      (6)

(7) MI/Hazard Insurance Premiums                      (7)

(8) Utility Expenses                      (8)

(9) Appraisal/BPO                      (9)

(10) Property Inspections                      (10)

(11) FC Costs/Other Legal Expenses                      (11)

(12) Other (itemize) $                     (12)

Cash for Keys
HOA/Condo Fees

Total Expenses $                      (13)

Credits:

(14) Escrow Balance $                      (14)

(15) HIP Refund                      (15)

(16) Rental Receipts                      (16)

(17) Hazard Loss Proceeds                      (17)

(18) Primary Mortgage Insurance Proceeds                      (18)

(19) Pool Insurance Proceeds                      (19)

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(20) Proceeds from Sale of Acquired Property                      (20)

(21) Other (itemize)                      (21)

Total Credits $                     (22)

Total Realized Loss (or Amount of Gain) $                     (23)

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EXHIBIT F

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacities as Master Servicer and Securities Administrator, and HomeBanc Mortgage Corporation (“Home Banc”), in its capacity as Servicer, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria for Wells Fargo	Applicable Servicing Criteria for HomeBanc
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	N/A	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

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Servicing Criteria		Applicable Servicing Criteria for Wells Fargo	Applicable Servicing Criteria for HomeBanc
Reference	Criteria
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.		X (other than with respect to documents maintained by the Custodian)

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Servicing Criteria		Applicable Servicing Criteria for Wells Fargo	Applicable Servicing Criteria for HomeBanc
Reference	Criteria

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.		X (other than with respect to documents maintained by the Custodian)

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.		X

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.		X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.		X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.		X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).		X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.		X

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Servicing Criteria		Applicable Servicing Criteria for Wells Fargo	Applicable Servicing Criteria for HomeBanc
Reference	Criteria
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.		X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A

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EXHIBIT G

FORM OF BACK-UP CERTIFICATION

Re:	The pooling and servicing agreement dated as of March 1, 2007 (the “Agreement”), among HMB Acceptance Corp., as depositor (the “Depositor”), HomeBanc Mortgage Corporation, as seller and as servicer, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), and as securities administrator, U.S. Bank National Association, as trustee, and Wilmington Trust Company, as Delaware trustee.

I,                                                                  , the                                          of [NAME OF COMPANY] (the “Company”), certify to the Master Servicer, and its officers, with the knowledge and intent that it will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Master Servicer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Master Servicer;

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

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(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

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EXHIBIT H

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information

Information included in the distribution date statement	Servicer Master Servicer Securities Administrator

Any information required by 1121 which is NOT included on the distribution date statement	Depositor

Item 2:       Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders,

including any proceeding known to be contemplated by

governmental authorities:

• Issuing Entity (Trust)	Master Servicer, Securities Administrator and Depositor
• Sponsor (Seller)	Seller
• Depositor	Depositor
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee
• Securities Administrator	Securities Administrator
• Master Servicer	Master Servicer
• Custodian	Custodian
• 1110(b) Originator	Depositor
• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
• Any other party contemplated by 1100(d)(1)	Depositor

Item 3:       Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Depositor

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Pooling and Servicing Agreement Exhibits

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible

Item 4:       Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator

Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator

Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Not Applicable
* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

• Determining applicable disclosure threshold	Not Applicable
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Not Applicable

Item 1115(b) – Derivative Counterparty Financial Information*

• Determining current maximum probable exposure	Not Applicable
• Determining current significance percentage	Not Applicable
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Not Applicable
* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

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Pooling and Servicing Agreement Exhibits

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item

Item 9: Exhibits

Monthly Statement to Certificateholders	Securities Administrator

Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

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Pooling and Servicing Agreement Exhibits

EXHIBIT I

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor

Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor

Reg AB Item 1112(b): Significant Obligors of Pool Assets

Significant Obligor Financial Information*	Not Applicable
* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information

• Determining applicable disclosure threshold	Not Applicable
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Not Applicable
* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1115(b): Derivative Counterparty Financial Information

• Determining current maximum probable exposure	Not Applicable
• Determining current significance percentage	Not Applicable
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Not Applicable
* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

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Pooling and Servicing Agreement Exhibits

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

• Issuing Entity (Trust)	Delaware Trustee, Master Servicer, Securities Administrator and Depositor
• Sponsor (Seller)	Seller
• Depositor	Depositor
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee
• Securities Administrator	Securities Administrator
• Master Servicer	Master Servicer
• Custodian	Custodian
• 1110(b) Originator	Depositor
• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
• Any other party contemplated by 1100(d)(1)	Depositor

Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Seller, Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Seller as to (a)

• Master Servicer	Master Servicer
• Securities Administrator	Securities Administrator
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Seller
• Any 1112(b) Significant Obligor	Depositor/Seller
• Any 1114 Credit Enhancement Provider	Depositor/Seller
• Any 1115 Derivate Counterparty Provider	Depositor/Seller
• Any other 1101(d)(1) material party	Depositor/Seller

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Seller as to (a)

• Master Servicer	Master Servicer

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ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
• Securities Administrator	Securities Administrator
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Seller
• Any 1112(b) Significant Obligor	Not Applicable
• Any 1114 Credit Enhancement Provider	Not Applicable
• Any 1115 Derivate Counterparty Provider	Not Applicable
• Any other 1101(d)(1) material party	Depositor/Seller

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Seller as to (a)

• Master Servicer	Master Servicer
• Securities Administrator	Securities Administrator
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Seller
• Any 1112(b) Significant Obligor	Not Applicable
• Any 1114 Credit Enhancement Provider	Not Applicable
• Any 1115 Derivate Counterparty Provider	Not Applicable
• Any other 1101(d)(1) material party	Depositor/ Seller

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EXHIBIT J

FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Depositor

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Depositor

Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor

• Sponsor (Seller)	Depositor/Seller
• Depositor	Depositor
• Master Servicer	Master Servicer
• Affiliated Servicer	Servicer
• Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer
• Other material servicers	Servicer
• Trustee	Trustee
• Delaware Trustee	Delaware Trustee

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FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
• Securities Administrator	Securities Administrator
• Significant Obligor	Not Applicable
• Credit Enhancer (10% or more)	Not Applicable
• Derivative Counterparty	Not Applicable
• Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Depositor

Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor

Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer/Trustee

Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor

Reg AB disclosure about any new Trustee is also required.	Trustee (to the extent required by successor trustee)

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FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

Not Applicable

Reg AB disclosure about any new enhancement provider is also required.	Not Applicable

Item 6.04- Failure to Make a Required Distribution	Securities Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor

If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor

Item 7.01- Reg FD Disclosure	Depositor

Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor

Item 9.01- Financial Statements and Exhibits	Depositor

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EXHIBIT K

FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

E-mail: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services – HOMEBANC MORTGAGE TRUST 2007-2-SEC REPORT PROCESSING

RE:	**Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 3.19(a)(ii) of the Pooling and Servicing Agreement dated as of March 1, 2007 among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and U.S. Bank National Association, as Trustee, the undersigned, as [    ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [    ].

Description of Additional Form [    ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [    ] Disclosure:

Any inquiries related to this notification should be directed to [            ], phone number: [            ]; email address: [            ].

[NAME OF PARTY]
as [role]

By:
Name:
Title:

217412 HomeBanc 2007-1

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K-1

EXHIBIT L

SERVICING FEE SCHEDULE

[To be retained in a separate file entitled “HomeBanc Mortgage Trust 2007-1 Servicing Fee Schedule” at the offices of the Servicer and the Master Servicer]

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L-1

EXHIBIT M

FORM OF CERTIFICATE OF TRUST

This Certificate of Trust of HomeBanc Mortgage Trust 2007-1 (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed by this Certificate of Trust is HomeBanc Mortgage Trust 2007-1.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration

3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee

By:
Name:
Title:

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M-1

EXHIBIT N

LIST OF TRANSACTION PARTIES

Sponsor and Seller: HomeBanc Mortgage Corporation

Depositor: HMB Acceptance Corp.

Trustee: U.S. Bank National Association

Delaware Trustee: Wilmington Trust Company

Securities Administrator: Wells Fargo Bank, N.A.

Master Servicer: Wells Fargo Bank, N.A.

Servicer: HomeBanc Mortgage Corporation

Originator: HomeBanc Mortgage Corporation

Custodian: U.S. Bank National Association

Underwriter: Bear, Stearns & Co., Inc.

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N-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

[To be retained in a separate closing binder entitled “HomeBanc Mortgage Trust 2007-1”

At McKee Nelson LLP]

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SCH-A-1